                                                                  Exhibit 10.1.6

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                            EXIMBANK CREDIT AGREEMENT

                                 by and between

                              ORMAT LEYTE CO. LTD.
                                   as Borrower

                                       and

                     EXPORT-IMPORT BANK OF THE UNITED STATES

                   Eximbank Credit No. AP069721 - Philippines

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                                                                  Exhibit 10.1.6

         Section 6.01.  Representations and Warranties with Respect to Guarantee
                              Operative Date.....................................................................19
         Section 6.02.  Representations and Warranties with Respect to the Disbursement
                              Date...............................................................................30
         Section 6.03.  Acknowledgment...........................................................................30

                                       i

         Section 8.10.  Modifications to Partnership Agreement of Borrower; Additional Agreements;

                                       ii

         Section 9.13.  Transfer of Collateral; Event of Loss; Diminution of Property

                                      iii

         Section 11.19.  Headings Descriptive....................................................................73
         Section 11.20.  Prior Agreements Superseded.............................................................73
         Section 11.21.  No Recourse.............................................................................73

Schedules:

         Schedule X:        Additional Defined Terms and Principles of Construction
         Schedule 5.01(b):  Legal Opinions
         Schedule 5.01(t):  Governmental Approvals
         Schedule 6.01(h):  Litigation
         Schedule 6.01(t):  Foreign Exchange Control Approvals
         Schedule 6.01(u):  Construction Budget
         Schedule 7.03:     Insurance
         Schedule 7.07(c):  O&M Parameters
         Schedule 8.05(c):  Subordination Terms

Annexes:

         A - Form Promissory Note
         B - Request for Eximbank Disbursement to Account of Borrower C - Form
         of Post-Completion Ormat Guaranty

                                       iv

      EXIMBANK CREDIT AGREEMENT, dated as of May 13, 1996 (this "Agreement"), between ORMAT LEYTE CO. LTD., a limited partnership organized and existing under the laws of the Republic of the Philippines (the "Borrower") and EXPORT-IMPORT
BANK OF THE UNITED STATES ("Eximbank"), an agency of the United States.
Capitalized terms used herein shall be defined as provided in Section 1.01.

                                   BACKGROUND

      WHEREAS, the Borrower, the Administrative Agent, the Issuing Bank and the
Lenders are entering into the Lender Credit Agreement, pursuant to which the
Lenders have agreed, subject to the terms and conditions set forth therein, to finance, inter alia, exports from the United States to the Borrower's Country for construction of the Project and, in connection therewith, the Guaranteed
Lenders (as defined in the Eximbank Guarantee Agreement referred to below) have requested Eximbank to provide a limited guaranty of the Loans pursuant to a guarantee agreement dated as of the date hereof among Eximbank, the Guaranteed
Lenders and the Administrative Agent (the "Eximbank Guarantee Agreement");

      WHEREAS, the Borrower has requested Eximbank to establish a credit (the
"Eximbank Credit") in the maximum amount of $49,763,955 (as the same may be reduced pursuant to Section 4.01, the "Maximum Eximbank Credit Amount") in favor of the Borrower as part of the overall debt financing for construction of the
Project and it is contemplated that the proceeds of the Eximbank Credit shall be applied by the Borrower to repay in part the Loans made by the Guaranteed
Lenders;

      WHEREAS, Eximbank is prepared (i) issue its guarantee subject to the terms and conditions of the Eximbank Guarantee Agreement and (ii) to establish the
Eximbank Credit and to make the Eximbank Credit available to the Borrower on or after the Project Completion Date, subject the terms and conditions set forth in this Agreement;

      NOW THEREFORE, the parties hereto agree as follows:

      SECTION 1. DEFINITIONS AND PRINCIPLES OF CONSTRUCTION

      Section 1.01. General Definitions. Capitalized terms used in this
Agreement and not otherwise defined herein shall have the meanings assigned thereto in Schedule X attached hereto. In addition, wherever used in this
Agreement or any Annex, Exhibit or Schedule hereto, unless the context otherwise requires, the following terms shall have the following meanings:

      "Agreement" shall mean this Credit Agreement, including any Annex,
Exhibit, Schedule and other attachment hereto, as amended or otherwise modified from time to time.

      "Borrower" shall have the meaning specified in the first paragraph of this
Agreement.

      "Borrower's Country" shall mean the Republic.

      "Business Day" shall mean any day on which the Federal Reserve Bank of New
York is open for business.

      "Cash Payment" shall have the meaning set forth in Section 2.02.

      "Commitment Fee" shall have the meaning specified in Section 3.03.

      "Completion Date" shall have the meaning specified in the BOT Agreement.

      "Construction Note" shall mean the promissory note executed and delivered by the Borrower pursuant to Section 2.4 of the Lender Credit Agreement.

      "Covered Taxes" shall mean any and all present or future taxes, levies, imposts, deductions, withholdings, duties, fees, commissions or other charges, of whatsoever nature and all liabilities paid with respect thereto imposed by any Governmental Authority or taxing or monetary authority thereof, other than any tax imposed on or measured by the net income or capital of a Person pursuant to the laws of the jurisdiction of its place of incorporation or in which the principal office is located or the office from which such Person books any assigned interest of the Eximbank Credit.

      "Credit Exposure Fee" shall mean an exposure fee in the amount equal to
9.57% of the amount of the Eximbank Disbursement that represents: (i) the
Financed Portion of the Items; (ii) the IDC Financed Portion of IDC; and (iii)
the aggregate amount of the Guarantee Exposure Fee.

      "Default" shall mean any event, act or condition which, with notice, lapse of time, or both, or the fulfillment of any other requirement provided for in
Section 9, would constitute an Event of Default.

      "Disbursement Date" shall mean the date on which the Eximbank Disbursement is made by to the Borrower.

      "Eximbank Credit" shall have the meaning specified in the second WHEREAS clause hereof.

      "Eximbank Disbursement" shall mean the disbursement made under the
Eximbank Credit in accordance with the terms of this Agreement and evidenced by the Eximbank Note.

      "Eximbank Note" shall have the meaning specified in Section 3.07(a).

      "Event of Default" shall have the meaning specified in Section 9.

      "Final Disbursement Date" shall mean the earlier of (i) June 15, 1998;
provided that (x) if on or before such date, the Completion Date for the entire
Power Plant shall have actually occurred pursuant to Section 6.1 of the BOT
Agreement, or shall have been deemed to have occurred pursuant to Section 5.4(h)
of the BOT Agreement, or (y) if on June (15) 1998, Force Majeure (as defined in any of the BCE Agreement, the Construction Contract or the Supply Contract) or
default by PNOC-EDC under the BOT Agreement shall exist, or shall have existed prior to June 15, 1998, for an aggregate period m excess of fifteen (15) days, the date specified in clause (i) of this definition shall extended to March 15,
1999; and (ii) the date on which the Eximbank Credit is cancelled in full in accordance with Section 4.02.

      "Guarantee Exposure Fee" shall have the meaning set forth in the Eximbank
Guarantee Agreement.

      "Guarantee Operative Date" shall mean the date designated by Eximbank on or after which Utilizations may be made under the Lender Credit Agreement.

      "IDC" shall have the meaning specified in the Eximbank Utilization
Procedures.

      "IDC Financed Portion" shall have the meaning specified in the Eximbank
Utilization Procedures.

      "Items" shall have the meaning specified in the Eximbank Utilization
Procedures.

      "Lender Disbursement" shall mean each of the Loans disbursed from time to time pursuant to Section 2 or 3 of the Lender Credit Agreement.

      "Local Cost Financed Portion" shall have the meaning specified in the
Eximbank Utilization Procedures.

      "Local Cost Item" shall have the meaning Specified in the Eximbank
Utilization Procedures.

      "Maximum Eximbank Credit Amount" shall have the meaning specified in the second clause of this Agreement.

      "Payment Date" shall mean July 30, 1996 and, thereafter, each succeeding
October 30, January 30, April 30, and July 30.

      "Payment Default Date" shall have the meanings in Section 3.02(b).

      "Principal Amortization Commencement Date" shall mean the earlier of (i)
the Completion Date (as defined in the BOT Agreement) for the initial Plant to be constructed and tested in accordance with the terms of the Construction
Contract, the Supply Contract and the BOT Agreement and (ii) September 25, 1997.

      "Reconciliation Certificate" shall mean a reconciliation certificate in the form of Exhibit 1 to Annex B hereto.

      "Request for Eximbank Disbursement" shall mean a request for disbursement in the form of Annex B hereto.

      "Taxes" shall mean any and all present and future taxes, fees, levies, imposts, duties or charges of whatsoever nature (whether imposed by withholding or deduction or otherwise) imposed by any Governmental Authority (including without limitation any and all liabilities with respect thereto).

      "U.S." or "United States" shall mean the United States of America.

      Section 1.02. Principles of Construction. The principles of construction set forth in Schedule X apply.

                         SECTION 2. THE EXIMBANK CREDIT

      Section 2.01. Amount of the Eximbank Credit. (a) Eximbank hereby establishes the Eximbank Credit, upon the terms and conditions set forth in this
Agreement, in favor of the Borrower to enable the Borrower to (i) refinance, in an aggregate amount not to exceed $35,457,750, the Financed Portion of the costs incurred on or after March 1, 1995 by the Borrower for the purchase m the United
States and export to the Republic of the Items; (ii) refinance, in an aggregate amount not to exceed $5,832,000, the Local Cost Financed Portion of the costs incurred on or after March 1, 1995 by the Borrower for the purchase m the
Republic of the Local Cost Items; (iii) refinance in an aggregate amount not to exceed $3,124,000, the IDC Financed Portion of IDC; (iv) refinance the Guarantee
Exposure Fee; and (v) finance the Credit Exposure Fee.

      (b) On the terms and conditions hereof, Eximbank shall make the Eximbank
Credit available to the Borrower in a single Eximbank Disbursement, subject to the satisfaction of the conditions precedent to such disbursement under Section
5.02 hereof, and otherwise in accordance with Section 5.03 hereof.

      (c) The Eximbank Credit shall not under any circumstances exceed in aggregate amount the lesser of:

            (i) the sum of (a) the aggregate amount of the Financed Portion for all Items; (b) the aggregate amount of the Local Cost Financed Portion for all Local Cost Items; (c) the aggregate amount of the IDC Financed Portion for all IDC; (d) 100% of the Guarantee Exposure Fee paid to Eximbank under the Eximbank Guarantee Agreement in respect of each of the above; and (e)
      100% of the Credit Exposure Fee payable to Eximbank under this Agreement;
      and

            (ii) the Maximum Eximbank Credit Amount.

      (d) All amounts due to Eximbank under this Agreement, the Eximbank Note and the other Financing Documents are entitled to the benefit of the Security.
Any amount of the Eximbank Credit not disbursed on the Disbursement Date shall automatically be canceled upon and as of the close of business on the
Disbursement Date.

      Section 2.02. Cash Payment. The Borrower shall have made or caused to be made a cash payment for the purchase of each Item in an amount equal to not less than fifteen percent (15%) of the Contract Price of such Item (the "Cash
Payment").

      Section 2.03. Credit Availability Date. The Eximbank Credit will not be disbursed after, and Eximbank's commitment to make available the Eximbank Credit shall terminate upon, the close of business on the Final Disbursement Date.

                     SECTION 3. TERMS OF THE EXIMBANK CREDIT

      Section 3.01. Principal Repayment. Subject to Section 4.01, the Borrower
shall repay all principal amounts disbursed under the Eximbank Credit in approximately equal, successive quarterly installments (of which the maximum number shall be 38), the first such installment being due on the first Payment
Date occurring on or after the date falling two hundred ten (210) days after the
Principal Amortization Commencement Date and on each succeeding Payment Date thereafter, and ending on the Payment Date immediately preceding the Transfer
Date (as such term is defined in the BOT Agreement as in effect on the date hereof); provided, that on the last such Payment Date the Borrower shall repay in full the principal amount of the Eximbank Credit then outstanding. Eximbank has determined the initial Payment Date by adding 180 days to its calculation of the weighted midpoint of the projected Completion Date for each of the four Plants.

      Section 3.02 Interest Payment. (a) The Borrower shall pay interest on each
Payment Date, and on the date that all amounts disbursed under the Eximbank
Credit are paid in full, on all amounts disbursed and outstanding from time to time under the Eximbank Credit, beginning on the first Payment Date which is after the Disbursement Date, calculated at an interest rate per annum of 6.54%, computed on the basis of the actual number of days elapsed (including the first day but including the last day), using a 365-day year.

      (b) If ay amount of principal, accrued interest, fees or other amounts owing by the Borrower to Eximbank under this Agreement, the Eximbank Note or any other Financing Document is not paid in full when due (whether at stated
maturity, by acceleration or otherwise), the Borrower shall pay to Eximbank on demand interest on the unpaid amount (to the extent permitted by applicable law)
for the period from the date such amount was due (the "Payment Default Date")
until the date such amount was paid in full, at an interest rate per annum equal to the higher of: (i) the then applicable New Borrowing Rate (such rate to remain in effect until such amount is paid in full); and (ii) the rate specified in Section 3.02(a) above plus one percent (1.0%) per annum. For the purposes of this Agreement and the Eximbank Note, "New Borrowing Rate" shall mean the specified on the Commerce Department Economic Bulletin Board, under the heading
"Interest Rate for Credit Reform Act", for the year and calendar quarter in which the Payment Default Date occurs, and under the "Maturity Ranges" category which covers the total period of repayment described in Section 3.01.

      Section 3.03. Commitment Fee. The Borrower shall pay or cause to be paid to Eximbank a commitment fee of one-half of one percent (0.5%) per annum on the uncancelled amount of the Maximum Eximbank Credit (the "Commitment Fee"),
computed on the basis of the actual number of days elapsed (including the first day hut excluding the last day), using a 365-day year, accruing from June 8,
1996 to the earlier of (i) the Disbursement Date and (ii) the Final Disbursement
Date, and payable quarterly on each Payment Date, beginning on July 30, 1996, and on the Disbursement Date.

      Section 3.04. Credit Exposure Fee. No later than the Disbursement Date, the Borrower shall pay or cause to be paid to Eximbank the Credit Exposure Fee.
The Credit Exposure Fee may be financed by the Borrower by the inclusion of the request for such financing the Borrower's Request for Eximbank Disbursement.

      Section 3.05. Voluntary Prepayment. The Borrower may from time to tine prepay all or any part of the outstanding principal amount of the Eximbank
Credit, provided that the Borrower (i) shall have given Eximbank ten (10)
Business Days prior

written notice of the proposed amount and date of prepayment; (ii) shall have paid in full all interest which has accrued to the date of prepayment on the principal amount so prepaid, together with all other amounts then due to
Eximbank under this Agreement, the Eximbank Note, the Eximbank Guarantee
Agreement or any other Financing Document as of the date of such prepayment; and
(iii) shall pay to Eximbank a prepayment premium. The prepayment premium shall be equal to the amount by which the prepaid principal amount is less than the sum of the present values, discounted from the scheduled payment dates, of (A)
the installments of principal being prepaid, plus (B) the amounts of interest which otherwise would have accrued on such principal amounts to the scheduled repayment dates. The discount rate used to calculate such present values shall be that rate of interest specified in the weekly Federal Reserve Statistical
Release, H.15 (519) Selected Interest Rates, in the category "U.S. government securities; Treasury bills, Secondary market" for a Maturity Period (as hereafter defined) through one year, or in the category "U.S. government securities; Treasury constant maturities" for a Maturity Period of greater than one year, in the column for Business Day which is five (5) Business Days prior to the date of prepayment. "Maturity Date" shall mean the weighted average of the periods between the date of prepayment and the scheduled repayment dates of the installments of principal of the Eximbank Credit that are prepaid. All prepayments shall be applied to the installments of principal of the Eximbank
Credit in the inverse order of their maturities.

      Section 3.06. Mandatory Prepayment. On the applicable dates set forth in
Sections 3.05(a) and 3.05(d) of the Disbursement Agreement, the Borrower shall, without demand or notice, make prepayments to Eximbank using funds then made available for such purpose from the Contingency Account by the Collateral
Trustee pursuant to Sections 3.05(a) and 3.05(d) of the Disbursement Agreement.
In addition, on the date of receipt of funds from any Buyout, the Borrower shall, without demand or notice, make a prepayment to Eximbank in the amount of the then outstanding principal amount of the Eximbank Credit, together with all interest accrued thereon and all other amounts then payable to Eximbank by the
Borrower under any of the Financing Documents. In the case of any partial payments, such prepayments shall be applied to the installments of principal of the Eximbank Credit in the inverse order of their maturity. No prepayment premium is payable in connection with a mandatory prepayment pursuant to this
Section 3.06.

      Section 3.07. Eximbank Note. (a) The Borrower agrees that to evidence further its obligation to repay all amounts disbursed under the Eximbank Credit, with interest accrued thereon, it shall issue and deliver to Eximbank a promissory note dated the Disbursement Date in the form of Annex A (together with replacements and substitutions therefor, the "Eximbank Note"). The Eximbank
Note shall be valid and enforceable as to its principal amount at any time only to the extent of the amount then

disbursed and outstanding under the Eximbank Credit and, as to interest, only to the extent of the interest accrued thereon.

      (b) If requested by Eximbank pursuant Section 11.05(a)(ii), the Borrower shall issue and deliver to Eximbank a new Eximbank Note in exchange for the
Eximbank Note previously issued and delivered in accordance with this Agreement, whereupon Eximbank shall surrender such previously issued Eximbank Note to the
Borrower for cancellation.

      (c) If the Eximbank Note is mutilated, lost, stolen or destroyed, the
Borrower shall issue and deliver a new Eximbank Note of the same date, maturity and denomination as the Eximbank Note so mutilated, lost, stolen or destroyed;
provided that, in the case of any mutilated Eximbank, not such mutilate Eximbank
Note shall be returned to the Borrower, and, in the case of any lost, stolen or destroyed Eximbank Note, the Borrower shall have first received such evidence of loss, theft or destruction as shall reasonably be considered satisfactory to the
Borrower.

      Section 3.08. Method of Payment. (a) All payments to be made to Eximbank under this Agreement, the Eximbank Note or any other Financing Document (whether at stated maturity, by reason of acceleration or prepayment, or otherwise) shall be made without set-off or counterclaim in Dollars in immediately available and freely transferable funds no later than 11:00 a.m. (New York City time) on the date on which due (each such payment made after such time shall be deemed to have been made on the next succeeding Business Day) at the Federal Reserve Bank of New York for credit to the following Eximbank account as identified below:

       U.S. Treasury Department
       021030004
       TREAS NYC/CTR/
       BNF = /AC-4984 OBI =
       EXPORT-IMPORT BANK
       DUE _____________ ON EIB CREDIT NO. AP069121 - PHILIPPINES
       FROM ORMAT LEYTE CO. LTD.

      (b) Whenever any payment under this Agreement or the Eximbank Note shall be stated to be due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of any interest or fee due thereon.

      Section 3.09. Application of Payments. Eximbank shall apply payments received by it under this Agreement, the Eximbank Note or any other Financing
Document (whether at stated maturity, by reason of acceleration or prepayment or otherwise) in the following order of priority: (i) interest due pursuant to
Section 3.02(b), (ii) Commitment Fee, Credit Exposure Fee, Guarantee Exposure
Fees and all other amounts due to Eximbank under this Agreement, the Eximbank
Note or any other Financing Document and not otherwise provided for under this
Section 3.09, (iii) interest due pursuant to Section 3.02(a) and (iv)
installments of principal due.

                       SECTION 4. CANCELLATION; SUSPENSION

      Section 4.01. Mandatory Cancellation. In the event any scheduled Payment
Date for the repayment of principal of the Eximbank Credit falls on a date that is on or prior to the final Completion Date to occur in respect of the Plants comprising the Power Plant, the Maximum Eximbank Credit Amount shall be reduced, in respect of each such scheduled Payment Date occurring prior to such final
Completion Date, by an amount equal to one thirty-eighth (1/38th) of the Maximum
Eximbank Credit Amount.

      Section 4.02. Cancellation by the Borrower. The Borrower may cancel at any time all or any part of the undisbursed and uncanceled amount of the Eximbank
Credit, provided that thirty (30) days' prior written notice is given to
Eximbank. In the event of a cancellation of all or any part of the Eximbank
Credit by the Borrower, the Borrower shall pay to Eximbank, on or before the proposed date of cancellation, all Commitment Fees accrued and unpaid under
Section 3.03 in respect of the cancelled amount and all other amounts due and payable to Eximbank under this Agreement, the Eximbank Note or any other
Financing Document as of the proposed date of cancellation. Cancellation in full of the Eximbank Credit shall not terminate any provision of this agreement other than Sections 7, 8 and 9 hereof.

      Section 4.03. Suspension by Eximbank.

      (a) In the event that:

            (i) prior to the Disbursement Date, the Borrower shall fail to pay when due any Commitment Fee payable by the Borrower to Eximbank hereunder or any other amount payable by the Borrower to Eximbank hereunder, under the Eximbank Guarantee Agreement or under any other Financing Document; or

            (ii) at any time, any Lender suspends the right of the Borrower to request disbursements in accordance with the Lender Credit Agreement; or

            (iii) at any time, Lenders with twenty-five percent (25%) or more of the total Commitments provided for in respect of the Lender Credit (such
      25%, the "Cancelled Commitments") cancel their respective Commitments
      (other than

      any such cancellation pursuant to any undrawn Commitment at the Project
      Completion Date);

then Eximbank, by written notice to the Borrower and the Administrative Agent, may:

            (x) in the case of clause (i) above, suspend disbursement of the
      Eximbank Credit until all such amounts due and owing to Eximbank shall have been paid in full to Eximbank (whether by or on behalf of the
      Borrower or by another Person, including any Lender or Lenders);

            (y) in the case of clause (ii) above, suspend disbursement of the
      Eximbank Credit until it is satisfied that the cause of such suspension has been removed; and

            (z) in the case of clause (iii) above, suspend disbursement of the
      Eximbank Credit until such time as another lender or lenders, with the consent of Eximbank, such consent not to be unreasonably withheld (it being understood that each of the Lenders is acceptable to Eximbank for this purpose), shall enter into a binding commitment with the Borrower to replace the Cancelled Commitments.

      (b) The terms of Section 4.03(a) above shall be in addition to and not in limitation of any other rights of Eximbank under this Agreement or any other
Financing Document.

      SECTION 5. CONDITIONS PRECEDENT

      Section 5.01. Conditions Precedent to Lender Disbursement. The
applicability of the Eximbank Guarantee to any Utilization shall be subject to the satisfaction of the following conditions on or prior to the Guarantee
Operative Date (or, if so specified, the Credit Date); provided that if any such conditions shall have been satisfied on or prior to the Guarantee Operative
Date, then on the Credit Date the Borrower shall supply such evidence indicating that such condition continues to be satisfied as Eximbank may reasonably require, including, without limitation, bring-down opinions and certificates:

      (a) Project Documents. Each of the Project Documents, excluding (i) the
Governmental Approvals set forth in Part B of Schedule 5.01(t) hereto, (ii) the
BOT Operation Performance Security, (iii) the BOT Construction Performance
Security, (iv) the Post-Completion Ormat Guaranty and (v) agreements and instruments pertaining to Permitted Indebtedness not then incurred shall have been entered into by the respective parties thereto, shall be unconditional and fully effective in accordance with their

                                       10

respective terms (except for this Agreement or the Eximbank Guarantee Agreement having become unconditional and fully effective, if such is a condition of effectiveness of any of such documents), shall be in form and substance satisfactory to Eximbank and Eximbank and the Collateral Trustee shall each have received a true, original copy thereof or, if a true, original copy is unavailable, a certified true copy thereof.

      (b) Opinions of Counsel. Eximbank shall have received signed legal opinions of counsel to each Person listed on Section A of Schedule 5.01(b)
hereto, each of which shall be in form and substance and by counsel satisfactory to Eximbank and shall be dated the Guarantee Operative Date; provided that the opinion of counsel to PNOC-EDC may be dated the Effectivity Date (as defined in the BOT Agreement).

      (c) Organization Documents; Proceedings.

            (i) Eximbank shall have received a certificate, dated not earlier than the Guarantee Operative Date, signed by a Financial Officer of the
      General Partner, and attested to by the Secretary or any Assistant
      Secretary of the General Partner, in form and substance satisfactory to
      Eximbank, together with copies of the Partnership Agreement and other
      Organization Documents of the Borrower and such resolutions of the Board of Directors of the General Partner as are reasonably requested by
      Eximbank.

            (ii) Eximbank shall have received a certificate, dated not earlier than the Guarantee Operative Date, signed by a Financial Officer of each
      Obligor (other than the Borrower, PNOC-EDC, the BOT Construction
      Performance Security Issuer and the BOT Operation Performance Security
      Issuer) and attested to by the Secretary or any Assistant Secretary of such Obligor, in form and substance satisfactory to Eximbank, together with copies of the Articles of Incorporation and By-Laws of such Obligor and resolutions of such Obligor reasonably requested by Eximbank.

            (iii) Arrangements satisfactory to Eximbank shall have been made for the appointment of SyCip Gorres Velayo & Co. or such other firm of independent public accountants acceptable to Eximbank, as Auditors.

            (iv) Eximbank shall have received a certificate from each Obligor
      (other than PNOC-EDC, the BOT Construction Performance Security Issuer and
      the BOT Operation Performance Security Issuer) signed by an authorized officer certifying the incumbency of parties executing any Project
      Document or related document on behalf of such Obligor.

                                       11

      (d) Auditors. Eximbank shall have received copies of the authorization of the Auditors referred to in Section 6.2(b) of the Lender Credit Agreement and
Section 7.02(b) hereof.

      (e) Pledged Certificates of Partnership Interests; Subordinated Notes. The
Partners shall have delivered to the Collateral Trustee, as pledgee, (i) the partnership certificates representing all of their respective general and limited partnership interests in the Borrower, together with executed and undated partnership interest transfer powers, and (ii) the Subordinated Notes evidencing all outstanding Required Subordinated Loans, Standby Subordinated
Loans and Post-Completion Standby Subordinated Loans.

      (f) Consent Letters. Eximbank shall have received a letter, in form and substance satisfactory to Eximbank, from CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, indicating the consent of CT
Corporation System to its appointment by the Borrower, Ormat, Ormat
International, Orleyte Company, the Construction Contractor and the Construction
Supplier as their agent to receive service of process as specified in Section
10.02 hereof, in the case of the Borrower; as specified in the Funding
Agreement, the Keystone Agreement and the Ormat EPC Guarantee, in the case of
Ormat; as specified in the Funding Agreement, the Keystone Agreement and the
International EPC Guarantee in the case of Ormat International; as specified in the Funding Agreement and the Mortgage, Assignment and Pledge Agreement in the
case of Orleyte Company; as specified in that Funding Agreement, the Pledge
Agreement, the Construction Contract and the Keystone Agreement in the case of the Construction Contractor; and as specified in the Supply Contract and the
Keystone Agreement in the case of the Construction Supplier.

      (g) Environment Matters. Arrangements satisfactory to Eximbank shall have been made for the Borrower and the Project to comply with Eximbank Environmental
Procedures and Guidelines (effective February 1, 1995) and Philippine law and guidelines relating to occupational health and safety and to the environment.

      (h) BOT Agreement Effectiveness. Each of PNOC-EDC and the Borrower shall have issued to Eximbank a certification confirming that the Effective Date (as defined in the BOT Agreement) has occurred.

      (i) Certificates. Eximbank shall have received copies of each executed
Project Document, together with a certificate of a Financial Officer of the
Borrower certifying that (i) the Borrower is not in default in the performance, observance or fulfillment of any of its obligations, covenants or conditions contained therein and, to the best of the Borrower's and the General Partner's knowledge, no other party to any such Project Document is in default in the performance, observance or fulfillment of any of its material obligations, covenants or conditions contained therein and (ii) in the case of each

                                       12

such document to which Eximbank is not a party, (x) that such document is in full force and effect, (y) that to the best of the Borrower's and the General
Partner's knowledge no event of Force Majeure (as defined in such Project
Document) has occurred thereunder and (z) that the copy thereof delivered to
Eximbank is true, correct and complete. Eximbank shall have received evidence or copies of all Governmental Approvals set forth in Schedule 5.01(t) hereto (other than those set forth in Part B thereof), certified by a Financial Officer of the
Borrower as being in full force and effect and except as disclosed in such
Schedule 5.01(t), not the object of a currently pending appeal.

      (j) Construction Budget; Base Case Forecast. Eximbank shall have received the Construction Budget and the Base Case Forecast, each of which shall be in form and substance satisfactory to Eximbank.

      (k) Reports of Consultants. Eximbank shall have received the Independent
Engineer's Report, a report prepared by the Insurance Consultant and such other information as shall be reasonably requested by Eximbank.

      (l) Financial Statements. Eximbank shall have received copies of the most recent audited financial statements of Ormat and Ormat International and shall have received copies of the most recent unaudited financial statements (if audited financial statements are not otherwise available) of the Borrower and each other Obligor (other than the Borrower, Ormat, Ormat international,
PNOC-EDC, the BOT Construction Performance Security Issuer and the BOT Operation
Performance Security Issuer), showing, for each such Person, no material adverse change in the financial condition of such Person since the date of the last financial statements provided to Eximbank prior to the date of this Agreement, and certificates dated the Guarantee Operative Date and signed by a Financial
Officer of each such Person stating that (x) such financial statements are true, complete and correct and (y) no material adverse change in the financial condition, operations, properties, business or prospects of such Person has occurred since the date of such financial statements.

      (m) Evidence of Authority. Eximbank shall have received evidence of the authority of the Borrower to enter into this Agreement, the Eximbank Note, the
Lender Credit Agreement, the Disbursement Agreement, the Collateral Trust
Agreement and the Security Documents and the other documents required by this
Agreement and the Lender Credit Agreement as of the date hereof, and the names, specimen signatures and evidences of authority of the person signing this
Agreement, the Eximbank Note, the Eximbank Guarantee Agreement, the Lender
Credit Agreement, the Funding Agreement, the Disbursement Agreement, the
Collateral Trust Agreement and the Security Documents, the Partnership Agreement
and the other documents required by this Agreement and the Lender Credit
Agreement as of the date hereof, or who, as of the date

                                       13

hereof, will otherwise act as representatives of the Borrower in the operation of the Eximbank Guarantee Agreement and the Eximbank Credit.

      (n) Notice to Proceed and Construction Contractor's and Construction
Supplier's Representation. Eximbank shall have received a certified copy of the
Notice to Proceed under (and as defined in) the Construction Contract and the
Notice to Proceed under (and as defined in) the Supply Contract, each of which shall have been issued on or prior to the Credit Date Eximbank shall have received certificates signed by authorized representatives of each of the
Construction Contractor and the Construction Supplier to the effect that (i) the
Construction Contract and the Supply Contract, respectively, are effective and work has commenced thereunder, (ii) as of the date hereof the Scheduled
Completion Date for each of Plant A, Plant B and Plant C is September 1, 1997 and for Plant D is January 1, 1998, or such later dates (which Eximbank has confirmed in writing are acceptable to it) as shall correspond to any extension of the milestone dates set forth in Section 4.1(a) of the BOT Agreement for the achievement of the Completion Date for the relevant Plant, (iii) the Borrower is not in default under the Construction Contract or the Supply Contract, respectively, (iv) the Construction Contractor is not entitled to any change orders under the Construction Contract and the Construction Supplier is not
entitled to any change orders under the Supply Contract (in each case, other than change orders previously disclosed to Eximbank in writing) on such date and is not then aware of any other change orders required under the Construction
Contract or the Supply Contract, respectively, and (v) to the best of the
Construction Contractor's or the Construction Supplier's (as the case may be)
respective knowledge, after reasonable inquiry, no Force Majeure event (as defined in each of the Construction Contract and the Supply Contract) has
occurred.

      (o) Project Site. Eximbank shall have received (i) an opinion of counsel to the Borrower to the effect that the Republic has valid legal title to the
Site free of Liens (other than Liens of or arising through the Borrower, the
Construction Contractor or the Construction Supplier) and that PNOC-EDC has the valid legal authority to use the Site and delegate unencumbered use of the Site to the Borrower on the terms and conditions set forth in the BOT Agreement, which opinion shall be from counsel and in form and substance satisfactory to
Eximbank, and (ii) a certificate of the Borrower that PNOC-EDC has granted the
Borrower and its designees full access to and the ability to use the Site, so that the Borrower and/or the Construction Contractor and their respective designees may fully perform their respective obligations under the BOT Agreement and their respective related obligations.

                                       14

      (p) No Default; Representative and Warranties. Immediately before and after the initial Utilization:

            (i) no Lender Credit Default or Lender Credit Event of Default shall have occurred and be continuing; and

            (ii) all representations and warranties made by the Borrower and any
      Obligor which is an Affiliate of the Borrower and contained herein or in the Project Documents (other than the Insurance Contracts, Governmental
      Approvals or any other agreement, commitment or understanding referred to in subsection (xiv) of the definition of "Operating Agreements" in
      Schedule X) shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Guarantee Operative Date except where expressed to be made only as of an earlier date.

      (q) Security. The Security, in form and substance satisfactory to
Eximbank, shall have been duly created, perfected and, where appropriate, registered, to create a first priority security interest and charge over the
Collateral in existence at the date hereof. Without limitation to the preceding sentence, the Borrower shall have duly authorized, executed and delivered or, as the case may be, provided:

            (i) acknowledgment copies of proper financing statements or other instruments duly filed under the Applicable Law of each jurisdiction as may be necessary or, in the reasonable opinion of Eximbank, desirable to perfect the charges and security interests purported to be created by the
      Security Documents;

            (ii) certified copies of requests, for information or copies, or equivalent reports, listing the financing statements and instruments referred to in clause (i) above and all other effective financing statements that name the Borrower as debtor and that are filed in the jurisdictions referred to in said clause (i), together with copies of such other financing statements and instruments (none of which shall cover the
      Collateral except to the extent evidencing Lender Credit Permitted Liens);

            (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Documents as may be necessary or, in the reasonable opinion of Eximbank, desirable to perfect the security interests purported to be created by the Security Documents;

                                       15

            (iv) evidence that all other actions necessary or, in the reasonable opinion of Eximbank, desirable to perfect and protect the security interests purported to be created by the Security Documents have been taken;

            (v) the Borrower shall have established the Blocked Account; and

            (vi) the Required Funding Amount shall have been fully funded either through a cash deposit pursuant to Section 2(j)(i) of the Funding
      Agreement and/or a Required Letter of Credit pursuant to Section 2(k)(i)
      of the Funding Agreement.

      (r) Consent and Approvals. There shall have been obtained, or there shall have been made arrangements, satisfactory to Eximbank, for obtaining during the period prior to the Project Completion Date, in addition to the Project
Documents, the governmental, corporate, creditors', shareholders', partners' and other licenses, approvals or consents listed in Schedule 5.01(t) hereto and all other governmental, corporate, creditors, shareholders', partners' and other necessary licenses, approvals or consents (other than with respect to Eximbank)
for: (i) the financing by each of the Lenders and the Issuing Bank under the
Lender Credit Agreement; (ii) the carrying on of the business of the Borrower as it is presently carried on and is contemplated to carried on; (iii) the carrying out of the Project; (iv) the due execution and delivery of, and performance under, each Project Document which has been entered into at the date hereof, the
Security, and any documents in implementation of any thereof; and (v) the remittance to Eximbank and the Collateral Trustee and by the Collateral Trustee
to the Secured Parties or the respective assignees, in Dollars, of all monies payable pursuant to each Project Document which has been entered into on the date hereof, and any documents in implementation of any thereof.

      (s) No Project Document Default; Governmental Approvals. Each of the
Project Documents which has been entered into or which is required to have been entered into on the Guarantee Operative Date shall be in full force and effect and no material breach or default shall have occurred under such Project
Document. No event of Force Majeure (as defined in any of the BOT Agreement, the
Supply Contract and the Construction Contract) shall have occurred which has had, or in the reasonable judgment of Eximbank is reasonably likely to have, a
Material Adverse Effect. No events shall have occurred pursuant to which a claim could be made by the Administrative Agent on behalf of the Lenders under the
Eximbank Guarantee Agreement.

      (t) Costs; Construction Progress. Eximbank and the Independent Engineer
shall have received from the Borrower a certificate in the form of Schedule
5.2(h) to the Lender Credit Agreement signed by an authorized representative of the Borrower and expressed to be effective on the date of the relevant
Utilization that (i) the costs and

                                       16

expenses theretofore incurred by the Borrower and to be incurred by the Borrower prior to the latest date on which the Final Disbursement Date can be expected to occur will not exceed [$68,469,000] and (ii) the sum of (A) the aggregate
Financed Portion of the costs incurred by the Borrower after March 1, 1995 and before the Final Disbursement Date for the purchase in the United States and export to the Borrower's Country of the Items and (B) the aggregate Local Cost
Financed Portion of the costs incurred by the Borrower for the purchase in the
Republic of the Local Cost items and (C) the aggregate IDC Financed Portion of
IDC will not exceed the difference between (x) the Total Commitment and (y) 100%
of the Guarantee Exposure Fee.

      (u) Fees and Expenses. On or before the Credit Date, the Borrower shall have paid or arranged for payment of fees, expenses and other charges (including any and all Attorney Costs) then due and payable by it under this Agreement.

      (v) No Change in Contract Price. The contract price set forth in the
Supply Contract, the Construction Contract and the Keystone Agreement shall not have been amended, changed or otherwise modified and Eximbank shall have received a certificate from each of the Construction Supplier and the
Construction Contractor to such effect in form and substance satisfactory to
Eximbank.

      (w) Insurance. Eximbank shall have received a certificate from the
Insurance Consultant stating that the insurance policies required under the
Lender Credit Agreement to be in effect on the Credit Date are in full force and effect.

      (x) Other Instrument, Conditions, Etc. The delivery of any other instruments and agreements and the satisfaction of any other condition as
Eximbank may reasonably request.

      Section 5.02. Conditions Precedent to Eximbank Disbursement. As conditions precedent to the Eximbank Disbursement, the documents described in paragraphs
(a) through (h) below shall have been received by Eximbank, each in form and substance satisfactory to Eximbank and dated the Disbursement Date, and the conditions described in paragraphs (i) through (n) shall have been fulfilled as of the date on which the Eximbank Disbursement is requested by the Borrower to be made, in a manner satisfactory to Eximbank:

      (a) Eximbank Note. The executed Eximbank Note in the principal amount of the Eximbank Credit.

      (b) Opinions of Counsel. Signed legal opinions of counsel to each Person listed on Section B of Schedule 5.01(c) hereto, each of which shall be in form
and

                                       17

substance and by counsel satisfactory to Eximbank and shall be dated the
Disbursement Date.

      (c) Evidence of Authority. Evidence of the authority of the Borrower to execute, deliver and perform the terms and conditions of this Agreement, the
Eximbank Note and the other documents requested by this Agreement, and the names and evidence of authority (including specimen signatures) of each person who, on behalf of the Borrower, signed or will sign this Agreement, the Eximbank Note and the other documents required by this Agreement, or will otherwise act as representatives of the Borrower in the operation of the Eximbank Credit.

      (d) BOT Agreement. A certification signed by an authorized representative of the Borrower and expressed to be effective as of the Disbursement Date, stating that the Borrower is in compliance with the BOT Agreement and that such agreement is in full force and effect.

      (e) Security. A certification signed by an authorized representative of the Borrower and expressed to be effective as of the Disbursement Date, stating that the Security Documents are in full force and effect and that the Security granted therein shall have been duly created, perfected and, where appropriate, registered, to create a first priority security interest and charge over the
Collateral in existence on the Disbursement Date in favor of the Collateral trustee for the benefit of Eximbank.

      (f) Agent for Service of Process. Evidence that the Borrower and each other Obligor (other than PNOC-EDC, the BOT Operation Performance Security
Issuer and the BOT Construction Performance Security Issuer) has irrevocably appointed as its agent for service of process the Person or Persons so specified in Section 5.01(f), and that each such agent has accepted the appointment and has agreed to forward forthwith to the Borrower, or the relevant Obligor, as the case may be, all legal process addressed to the Borrower or such Obligor, received by such agent.

      (g) Insurance. A certification from the Insurance Consultant stating that the insurance policies required pursuant to Section 7.03 to be in effect on the
Disbursement Date, as such provisions may have been modified since the date of this Agreement and as such provisions are in effect on such date, axe in full force and effect.

      (h) Financial Completion Test. A certification signed by an authorized representative of the Borrower and expressed to be effective as of the
Disbursement Date, attaching relevant calculations, and reasonably acceptable to
Eximbank, stating that, after giving effect to the Eximbank Disbursement:

                                       18

            (1)   The aggregate principal amount of all Senior Debt of the
                  Borrower then outstanding shall not exceed [$51,263,955].

            (2)   The outstanding principal amount of all Required Subordinated
                  Loans shall have been converted into common equity in the
                  Borrower on terms and conditions satisfactory to Eximbank.

            (3)   The Equity Ratio shall not be less than 25:75.

            (4)   The equity contributions to the Borrower aggregate no less than $16,705,045.

      (i) Project Completion. The Project Completion Date shall have occurred.

      (j) No Event of Default. Both before and after giving effect to the
Eximbank Disbursement, no Lender Credit Default, Lender Credit Event of Default,
Default or Event of Default exists or will exist that has not been cured or waived.

      (k) Representations and Warranties. All the representations and warranties made by the Borrower in Section 6.02 shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date by reference to the facts and circumstances existing on such date, except where such representation or warranty is expressed to be made as of a specified date.

      (l) Fees and Costs. The fees due pursuant to Section 3.03 and all costs and expenses required to be paid pursuant to Section 11.07 shall have been paid by the Borrower, and (i) Eximbank has been paid the Credit Exposure Fee, or (ii)
arrangements satisfactory to Eximbank shall have been entered into for providing payment to Eximbank of the Credit Exposure Fee. For the purposes of the foregoing sentence, "arrangements satisfactory to Eximbank" shall include, without limitation, the direct payment of the Credit Exposure Fee by the
Borrower to Eximbank prior to the Disbursement Date or the submission to
Eximbank by the Borrower of a Request for Eximbank Disbursement that includes a request for Eximbank financing of the Credit Exposure Fee.

      (m) Debt Reserve Cash Collateral Account. The Debt Reserve Cash Collateral
Account shall be funded in an amount not less than $4,200,000 (if the principal of the Eximbank Credit shall be repayable in 38 installments) and an amount equal to the Senior Debt Service due and payable during the next succeeding six months (if the principal of the Eximbank Credit shall be repayable in fewer than
38 installments).

                                       19

      (n) No Material Adverse Effect. No Material Adverse Effect shall exist or shall have occurred that has not been waived by Eximbank.

      (o) Payment of Buy Down Amounts. All liquidated damages accruing under
Sections 14.2 and 14.3 of the Construction Contract and Sections 12.2 and 12.3
of the Supply Contract shall have been paid in full, irrespective of any limitation on liability therefor set forth in the Construction Contract, the
Supply Contract or the Keystone Agreement.

      (p) Post-Competition Ormat Guaranty. The Post-Completion Ormat Guaranty
shall have been entered into by the respective parties thereto, shall be unconditional and fully effective in accordance with its terms, shall be substantially in the form of Annex C hereto, and Eximbank and the Collateral
Trustee shall have each received a true, original copy thereof or, if a true, original copy is unavailable, a certified true copy thereof.

      (q) Lender Financing Termination Date. After giving effect to the Eximbank
Disbursement, the Lender Financing Termination Date shall have occurred.

      Section 5.03. Request for Eximbank Disbursement. The Borrower may, no
earlier than ten (10) and no later than five (5) Business Days prior to the proposed Disbursement Date, submit to Eximbank a completed and duly executed
Request for Eximbank Disbursement; provided, however, that no Eximbank
Disbursement shall be made in respect of such Request for Eximbank Disbursement until the conditions set forth in Section 5.02 have been fulfilled or waived by
Eximbank. The Request for Eximbank Disbursement shall be executed by an authorized representative of the Borrower, and shall be accompanied by (i) true, correct and complete copies of each Eximbank Certificate; (ii) a true, correct and complete Reconciliation Certificate; and (iii) a written undertaking from the Administrative Agent in the form of Exhibit 1 to Annex B hereto. In no event shall the maximum amount of the Eximbank Disbursement exceed the aggregate of the Dollar amounts certified by Eximbank in the accompanying Eximbank
Certificates as amounts eligible for Eximbank support and 100% of the Credit
Exposure Fee. Notwithstanding anything to the contrary contained herein, the
Borrower may only submit one (1) Request for Eximbank Disbursement under this
Agreement. The Borrower shall apply the proceeds of the Eximbank Disbursement to the payment of amounts owed to the Lenders under the Lender Credit Agreement and the payment of the Credit Exposure Fee in accordance with the terms of Section
6.30(d) of the Lender Credit Agreement and this Agreement.

                                       20

                    SECTION 6. REPRESENTATIONS AND WARRANTIES

      Section 6.01. Representations and Warranties with Respect to Guarantee
Operative Date. In order to induce Eximbank to enter into this Agreement and each of the other Financing Documents to which it is a party, to issue the
Eximbank Guarantee Agreement and to establish the Eximbank Credit, the Borrower makes the following representations, warranties and agreements as of the date of execution hereof and as of the Guarantee Operative Date, which shall survive the execution and delivery of this Agreement and the other Financing Documents to which Eximbank is a party and the disbursement and repayment of the Eximbank
Credit:

      (a) Limited Partnership Status. The Borrower (i) is a limited partnership duly organized and validly existing and in good standing under the laws of the
Republic, (ii) is duly qualified to do business under the laws of each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business as presently conducted or proposed to be conducted makes such qualification necessary and (iii) has full power and authority to own the property and assets owned by it and to lease the properties leased by it and to transact the business in which it is engaged or proposes to be engaged and to do all things necessary or appropriate in respect of the
Project and to consummate the transactions contemplated by the Project Documents in effect or required to be in effect as of each date this representation is made or deemed made. Orleyte Company is the sole general partner of the
Borrower, and Ormat Philippines and Orleyte Company are the sole limited partners of the Borrower. Each Partner (a) is a limited life company duly organized, validly existing and in good standing under the laws of the Cayman islands, (b) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business as presently conducted or as proposed to be conducted makes such qualification necessary or desirable, and (c) has full power and authority to own the property an d assets owned by it and to lease the properties leased by it and to transact the business in which it is engaged or proposes to be engaged.

      (b) Power and Authority. The Borrower and each Partner has the full power and authority to execute and deliver, and to perform the terms and provisions of, each of the Project Documents to which it is party and has taken all necessary partnership or corporate action, as the case may be, to authorize the execution, delivery and performance by it of each of such Project Documents as have been executed and delivered as of each date this representation and warranty is made. The General Partner has the corporate power and authority to execute and deliver in the name of the Borrower, and to perform on behalf of the
Borrower the terms and provisions of, each of the Project Documents to which the
Borrower is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it on the Borrower's behalf of each of such Project Documents as of each date this representation and warranty is made.

                                       21

The Borrower and each Partner has, or in the case of the Project Documents other than this Agreement, by the Guarantee Operative Date will have, duly executed and delivered each of the Project Documents to which it is party, and each of such Project Documents constitutes or, in the case of each such other Project
Document when executed and delivered, will constitute, the legal, valid and binding obligations of the Borrower or such Partner, as the case may be, and enforceable in accordance with its respective terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general equitable principles, regardless of whether the issue of enforceability Is considered in a proceeding in equity or at law.

      (c) No Violation. None of the execution and delivery by the Borrower of the Project Documents to which it is a party, nor the Borrower's compliance with or performance of the terms and provisions thereof, nor the use of the proceeds of the Loans or the Eximbank Credit as contemplated by the respective Financing
Documents, nor the execution, delivery and performance on behalf of the Borrower by the General Partner of the Project Documents to which the Borrower is a party
(i) will contravene or violate any provision of any Applicable Law to which the
Borrower or the General Partner, any of their respective assets or the Project is subject, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except any Permitted Liens) upon any of the property or assets of the Borrower or the General Partner pursuant to the term of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Borrower or the General
Partner is a party or by which either of them or any of any of their respective property or assets is bound or to which either of them may be subject, (iii)
will violate any provision of the Partnership Agreement or any other
Organization Document of the Borrower or (iv) will require any consent or approval of any Governmental Authority or any other Person which has not been obtained.

      (d) Organization. The general and limited partnership interests of Orleyte
Company and the limited partnership interests of Ormat Philippines in the
Borrower and the respective interests of Orleyte Company and Ormat Philippines in the capital and the profits and distributions of the Borrower are as set forth in the Partnership Agreement. All such partnership interests in the
Borrower have been duly and validly authorized and issued. Orleyte Company and
Ormat Philippines own the general and limited partnership interests in the
Borrower set forth in the Partnership Agreement free and clear of any Liens of any-nature on such partnership interests except for the Liens created pursuant to the Mortgage, Assignment and Pledge Agreement. The Borrower does not have outstanding any certificates or securities that evidence interests in the
Borrower (except for certificates representing the respective general and limited partnership interests of

                                       22

Orleyte Company and Ormat Philippines in the Borrower), or any securities convertible into or exchangeable for any of its partnership interests or any rights to subscribe for or to purchase, or any warranties or options to purchase, or any agreements providing for the issuance (contingent or otherwise)
of, or any calls, commitments or claims of any character relating to, any such partnership interests, except for those rights established pursuant to the
Mortgage, Assignment and Pledge Agreement, the Partnership Agreement, the Itochu
MOU, and agreements (certified copies of which shall have been delivered to
Eximbank) relating to a sale or assignment to EPDCI or an Affiliate thereof of limited partnership interests in the Borrower representing not more than 10% of the aggregate partnership interests in the Borrower.

      (e) Subsidiaries. The Borrower has no Subsidiaries and owns no equity interest in any other Person.

      (f) Singe-Purpose Borrower. The Borrower has not incurred any liabilities other than in connection with its participation in the transactions contemplated by the Project Documents. The Borrower (i) has not engaged in any business other than the design, development, ownership, financing, construction and operation of the Project and (ii) has not a party to any agreement, contract or commitment
(other than (w) the agreements identified in clauses (i) through (xiv), inclusive, (xvii) and (xviii) of the definition of the term Operating Agreements set forth in Schedule X hereto, (x) the Financing Documents, (y) agreements, contracts or commitments contemplated by the O&M Parameters (including those relating to employee training, secondment of employees and vehicle rentals), the then-current Construction Budget or the then-current Annual Budget and (z)
agreements, contracts and commitments in respect of Permitted Indebtedness)
which, individually, creates an annual financial obligation of the Borrower in excess of $75,000 (or the equivalent in other currency) or which would cause the aggregate annual financial obligations of the Borrower under all agreements, contracts and commitments (other than those specified in clauses (w) through (z)
immediately above) to which the Borrower is a party to exceed $150,000 (or the equivalent in other currency).

      (g) Financial Statements; Financial Condition; Undisclosed Liabilities;
Etc.

            (i) The statements of financial condition of the Borrower and the
      General Partner most recently furnished to Eximbank present fairly the financial condition of the Borrower or the General Partner, as the case may be, at the date of such statements of financial condition and the results of the operations of the Borrower or the General Partner, as the case may be, for such fiscal year. Such financial statements have been prepared in accordance with Philippine (in the case of the Borrower) and
      Cayman Islands (in the case of the General Partner) generally accepted accounting principles and practices consistently applied.

                                       23

      Since the date of such financial statements, no event, condition or circumstance (including without limitation Force Majeure as defined in
      Articles 13.1(a) and 13.1(b) of the BOT Agreement) has existed or has occurred which is reasonably likely to have a Material Adverse Effect.

            (ii) Except as fully reflected in the financial statements referred to in Section 6.01(g)(i), there are no liabilities or obligations with respect to the Borrower or the General Partner of any nature whatsoever
      (whether absolute, accrued, contingent or otherwise and whether or not due) for the period to which such financial statements relate which, either individually or in the aggregate, is reasonably likely to have a
      Material Adverse Effect. Neither the Borrower nor the General Partner
      knows of any reasonable basis for the assertion against the Borrower or the General Partner of any liability or obligation of any nature whatsoever for such relevant period that is not fully reflected in the financial statements referred to in Section 6.01(g)(i) which, either individually or in the aggregate, is reasonably likely to have a Material
      Adverse Effect.

      (h) Litigation; Labor Duties.

            (i) Except as disclosed in Schedule 6.01(h) hereto, there is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other Governmental Authority
      (including without limitation any appeal by any Person of a Governmental
      Approval) pending or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any of its properties, revenues or assets or the Project or the Site which has had or is reasonably likely to have a Material Adverse Effect. The Borrower is not in default with respect to any order of any court, arbitrator, administrative agency or other Governmental Authority. There is no injunction, writ, preliminary restraining order of any nature issued by an arbitrator, court or other
      Governmental Authority directing that any of the material transactions provided for in any of the Project Documents not be consummated as herein or therein provided. To the best of the Borrower's knowledge, there is no action, suit, investigation or proceeding by or before any court, arbitrator, administrative agency or other Governmental Authority
      (including without limitation any appeal by any Person of a Governmental
      Approval) pending or threatened against or affecting any party to any
      Project Document which is an Affiliate of the Borrower or any of their properties, revenues or assets, and the Borrower does not have knowledge of any such action, suit, investigation or proceeding pending or threatened against or affecting any other party to any Project Document or any of their properties, revenues or assets, in each case

                                       24

      described in this sentence which has had or is reasonably likely to have a
      Material Adverse Effect.

            (ii) There are no strikes, slowdowns or work stoppages by the
      Borrower's employees on-going or, to the knowledge of the Borrower, threatened which are reasonably likely to have a Material Adverse Effect.

      (i) True and Complete Disclosure. All factual information (taken as a whole, which, for the avoidance of doubt (i) shall not include any information by way of projections, estimates or other expressions of view as to future circumstances provided that such projections, estimates or other expressions of view are expressed in good faith and on the basis of reasonable assumptions and
(ii) shall be qualified by any disclaimers with respect to such factual information provided by the Borrower to Eximbank) heretofore or contemporaneously furnished by or on behalf of the Borrower, Ormat or any other
Affiliate of the Borrower in writing to Eximbank (including without limitation such factual information as contained in the information Memorandum and the
Project Documents), and all other such factual information (taken as a whole)
hereafter furnished by or on behalf of the Borrower, Ormat or any other
Affiliate of Ormat in writing to Eximbank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.
There are in existence no documents or agreements which have not been disclosed to Eximbank which are material in the context of the Project Documents or which have the effect of varying any of the Project Documents.

      (j) Tax Returns and Payments. The Borrower has filed all tax returns required by Applicable Law to be filed by it and has paid all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. The Borrower has paid, or has provided adequate reserves (in the good faith judgment of the management of the Borrower)
for the payment of, all national, regional or local income taxes applicable for all prior Fiscal Years and for the current Fiscal Year to the date hereof.

      (k) Governmental Approvals. All Governmental Approvals necessary under
Applicable Law in connection with (i) the due execution and delivery of, and performance by the Borrower of its obligations and the exercise of its rights under, the Project Documents in effect or required to be in effect as of each date this representation is made or deemed made, (ii) the investment by the
Partners in the Borrower, (iii) the due execution, delivery and performance by the General Partner on behalf of the Borrower of

                                       25

each of the Project Documents to which the Borrower is a party, (iv) the grant by each of the Borrower, the Partners, and Ormat International of the Liens
created pursuant to the Security Documents and the Funding Agreement and the
validity, enforceability and perfection thereof and the exercise by Eximbank or the Collateral Trustee of its rights and remedies thereunder and (v) the construction and operation of the Project as contemplated by the Project
Documents, to be obtained by the Borrower or any Affiliate of the Borrower are,
and to be obtained by any other Person (to the best knowledge of the Borrower)
are, set forth in Schedule 5.01(t). Each of the Governmental Approvals set forth in Part A of Schedule 5.01(t) and each other Governmental Approval obtained by the Borrower after the date of this Agreement but on or prior to the date this representation is made, has duly obtained or made, is validly issued, is in full force and effect, is not the object of a currently pending appeal, is held in the name of the Person identified in Schedule 5.01(t) and is free from any condition or requirement compliance with which is reasonably likely to have a
Material Adverse Effect or which the Borrower does not reasonably expect to be able to satisfy. There is no proceeding (including without limitation any appeal by any Person) pending or, to the best knowledge of the Borrower, threatened which is reasonably likely to result in the rescission, termination, material modification, suspension or determination of invalidity or lack of effectiveness of any such Governmental Approval. The information set forth in each application and other written material submitted by the Borrower to the applicable
Governmental Authority in connection with each such Governmental Approval is accurate and complete in all material respects. The Governmental Approvals set forth in Part B of Schedule 5.01(t) are required solely in connection with later stages of construction and operation of the Project. The Borrower has no reason to believe that any Governmental Approval that has not been obtained by the
Borrower, but which will be required in the future, will not be granted to it in due course, on or prior to the date when required and free from any condition or requirement compliance with which is reasonably likely to have a Material
Adverse Effect or which the Borrower does not reasonably expect to be able to satisfy. The Project, if constructed in accordance with the Construction
Contract, the Supply Contract and the other Project Documents, will conform to and comply with all covenants, conditions, restrictions and reservations in the
Governmental Approvals and the Project Documents applicable thereto and all
Applicable Laws. The Borrower has no reason to believe that the Collateral
Trustee will not be entitled, without undue expense or delay, to the benefit of each Governmental Approval set forth on Schedule 5.01(t) upon the exercise of remedies under the Security Documents Eximbank has received a true and complete copy of each Governmental Approval heretofore obtain or made by the Borrower.

      (l) Compliance with Statutes, Etc.

            (i) Each of the Borrower and, with respect to its ownership interest in and management of the Borrower, the General Partner is in compliance with all

                                       26

      Applicable Laws in respect of the conduct of its business and the ownership of its property (including, without limitation, Applicable Laws relating to environmental standards and controls and resettlements and
      Applicable Laws relating to the maintenance of debt to equity ratios).

            (ii) Without limitation to the foregoing clause (i), the Borrower's business and the Project are being carried out in compliance with applicable Republic environmental guidelines.

      (m) Environmental Matters. To the best of the Borrower's knowledge, neither the Site nor the Power Plant (nor any other property with respect to which the Borrower has retained or assumed liability either contractually or by operation of the law) has been affected by any Hazardous Material in a manner that is reasonably likely to give rise to any material liability of the Borrower under any Environmental Law or which has had or is reasonably likely to have an
Adverse Effect.

      (n) Patents, Licenses, Franchises and Formulas. The Borrower owns or has the right to use all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect thereto, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present and proposed conduct of its business and the carrying out of the Project in the manner contemplated by the Project Documents, without any known conflict with the fights of others which, or the failure to obtain which, as the case may be, is reasonably likely to result in a Material
Adverse Effect.

      (o) Submission to Law and Jurisdiction. As of the Guarantee Operative
Date, the choice of governing law for each of the respective Project Documents in effect or required to be in effect as of the Guarantee Operative Date will be recognized in the courts of the Republic, and those courts will recognize and give effect to any judgment in respect of such Project Document obtained by or against the Borrower in the courts of the jurisdictions to which the Borrower has submitted.

      (p) Status of the Loans and the Eximbank Credit. The Lender Financing
Secured Obligations constitute, and the Eximbank Secured Obligations will constitute, direct, unconditional, and general obligations of the Borrower and rank senior as to priority of payment and security to all Subordinated Secured
Obligations and Affiliated Reimbursement Obligations of the Borrower and not
less than pari passu as to priority of payment to all other Indebtedness of the
Borrower. Except as permitted by Section 8.01 of this Agreement, the Borrower has not secured or agreed to secure any such other Indebtedness by any Lien upon any of its present or future revenues, assets or properties or upon any general or limited partnership interests in the Borrower.

                                       27

      (q) Documents; Sufficiency of Project Documents.

            (i) Eximbank has received a complete copy of each Project Document in effect or required to be in effect as of each date this representation is made or deemed made (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any).

            (ii) To the best of the Borrower's knowledge, the services to be performed, the materials to be supplied and easements, licenses and other rights granted or to be granted to the Borrower pursuant to the terms of the Project Documents provide or will provide the Borrower with all rights and property interests required to enable the Borrower to obtain all services, materials or rights (including access) required for the design, construction, start-up, operation and maintenance of the Project, including the Borrower's full and prompt performance of its obligations, and full and timely satisfaction of all conditions precedent to the performance by others of their obligations, under the Project Documents, other than those services, materials or rights that reasonably can be expected to be obtainable in the ordinary course of business without material additional expenses or material delay.

      (r) Fees and Enforcement. Other than amounts that have been paid in full or will have been paid in full by the Guarantee Operative Date (or, for the purposes of Section 6.02 hereof, the Disbursement Date), no fees or taxes, including without limitation stamp, transaction, registration or similar taxes, are required to be paid for the legality, validity, or enforceability of this
Agreement or any of the other Project Documents in effect or required to be in effect as of each date this representation is made or deemed made. This
Agreement and each of such Project Documents executed and delivered as of the date this representation is made or deemed made are each in proper legal form under the laws of the Republic, and under the respective governing laws selected in such Project Documents, for the enforcement thereof in such jurisdiction without any further action on the part of the Collateral Trustee or Eximbank.

      (s) Utility Availability. Arrangements reflected accurately and completely in the Construction Budget have been made under the Construction Contract, the
Supply Contract, the BOT Agreement or otherwise on commercially reasonable terms for the provision of all services, materials and utilities reasonably necessary for the construction of the Project.

      (t) Availability and transfer of Foreign Currency. Except as disclosed in
Schedule 6.01(t) to this Agreement, all requisite foreign exchange control approvals and other authorizations, if any, by the Republic or any department or agency thereof have been duly obtained and validly issued and are in full force and effect to assure (i) the

                                       28

ability of the Borrower to receive, and the ability of any other Person to make, any and all payments to the Borrower contemplated by the Project Documents, (ii)
the availability of Dollars to enable the Borrower to perform all of its obligations under the Financing Documents or any of the other Project Documents, as the case may be, in accordance with their respective terms, and (iii) the ability of the Borrower to convert all sums received in Peso amounts from
PNOC-EDC under the BOT Agreement and the PNOC-EDC Consent Agreement and from the
Republic under the Performance Undertaking and the Republic Consent Agreement,
including any Peso amounts representing SFRI Fees, from Pesos to Dollars, immediately upon receipt thereof, and to use the Dollars as necessary to perform all of its obligations under the Project Documents, in accordance with their respective terms. None of such foreign exchange control approvals and other authorizations are subject by its respective terms as currently in effect to modification or revocation. Except as disclosed in Schedule 6.01(t) to this
Agreement, there are no restrictions or requirements which limit the availability or transfer of foreign exchange, or the conversion to a foreign exchange, for the purpose of the performance by the Borrower of its obligations under the Financing Documents, this Agreement or under any of the other Project
Documents.

      (u) Construction Budget.

            (i) The Construction Budget as in effect on the date hereof is attached as Schedule 6.01(u) to this Agreement. The Construction Budget accurately specifies all costs and expenses incurred and, to the best of the Borrower's knowledge, anticipated to be incurred, prior to the latest date on which the Maturity Date can be expected to occur to construct and finance the construction of the Project in the manner contemplated by the
      Project Documents. In addition, to the best of the Borrower's knowledge, the amount of all costs and expenses required to be paid or incurred prior to the latest date on which the Maturity Date can be expected to occur to construct and finance the construction of the Project in the manner contemplated by the Project Documents does not exceed the amount reflected in the Construction Budget

            (ii) To the best of the Borrower's knowledge, all projections and budgets (including the Construction Budget and the Base Case Forecast)
      furnished or to be furnished to the Administrative Agent, the Collateral
      Trustee, the Issuing Bank, the Lenders or Eximbank by or on behalf of the
      Borrower and the summaries of significant assumptions related thereto (w)
      have been and will be prepared with due care, (x) fairly present, and will fairly present, the Borrower's expectations as to the matters covered thereby as of their date, (y) are based on, and will be based on, reasonable assumptions as to all factual and legal matters material to the estimates therein (including interest rates and costs)

                                       29

      and (z) are in all materials respects consistent with, and will be in all material respects consistent with, the provisions of the Project
      Documents.

      (v) Title; Liens. The Borrower has good and valid title to all of its other properties and assets, in each case, free and clear of all Liens other than Permitted Liens, including without limitation, on and subject to the terms and conditions of the BOT Agreement, an unconditional and unencumbered right to use the Site for the duration of the Cooperation Period (as defined in the BOT
Agreement). No mortgage or financing statement or other instrument or recordation covering all or any part of the property or assets of the Borrower is on file in any recording office, except such as relate to Liens described in paragraphs (a) and (b) of Section 8.01 hereof.

      (w) Transactions with Affiliates. The Borrower is not a party to any contracts or agreements with, or any other commitments to, whether or not in the ordinary course of business, any Affiliate, which are individually valued in excess of $50,000 or in the aggregate valued in excess of $100,000 except for the Lender Credit Agreement, the Construction Contract, the Supply Contract, the
Funding Agreement, the Mortgage, Assignment and Pledge Agreement, the Keystone
Agreement, the Assignment and Assumption Agreement, the O&M Support Undertaking
and any other contracts, agreements or commitments that are contemplated in the
O&M Parameters (including those relating to employee training, vehicle rentals and secondment of employees) or in the Funding Agreement.

      (x) No Additional Fees. Other than as expressly set forth in the Base Case
Forecast and the Construction Budget, the Borrower has not paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of arranging the financing of the transactions contemplated by the
Project Documents.

      (y) Regulation of Parties. None of the Borrower, its Affiliates nor any of
the Secured Parties or Eximbank is or will be, solely as a result of the participation by such parties separately or as a group in the transactions contemplated hereby or by any other Project Document, or as a result of the ownership, use or operation of the Project, subject to regulation by any
Governmental Authority of the United States as a "public utility", an "electric utility holding company", a "public utility holding company", a "holding company", or an "electrical corporation" or a subsidiary or affiliate of any of the foregoing under any Applicable Law of the United States (including, without limitation, PUHCA and FPA) or by any Governmental Authority of the Republic as a
"public utility" under any Applicable Law of the Republic. So long as the owner and operator of the Project is an "exempt wholesale generator" under Section 32 of PUHCA or a "foreign utility company" under Section 33 of PUHCA, none of the
Secured Parties will by reason of its or their ownership or operation of the
Project upon the exercise or remedies under the Security Documents be subject to regulation by any Governmental Authority of the

                                       30

United States as a "public utility", an "electric utility", an "electric utility holding company", a "holding company", or an "electric corporation" or a subsidiary or affiliate of any of the foregoing under any Applicable Law of the
United States (including, without limitation, PUHCA and FPA).

      (z) Regulatory Status. The Borrower is not subject to regulation as a
"subsidiary company" of a holding company under PUHCA.

      (aa) ERISA and Employees. The Borrower does not sponsor, maintain, administer, contribute to, participate in, or have any obligation to contribute to or any liability under, any Plan nor since the date which is six years immediately preceding the Guarantee Operative Date has the Borrower established, sponsored, maintained, administered, contributed to, participated in, or had any obligation to contribute to or liability under, any Plan. A Termination Event has not occurred with respect to any Plan the occurrence of which has had or to the Borrower's knowledge is reasonably likely to result in a Material Adverse
Effect. Neither the Borrower nor any ERISA Affiliate has failed to make a required contribution or payment to a Multiemployer Plan when due, the failure of which has had or to the Borrower's knowledge is reasonably likely to result in a Material Adverse Effect. To the Borrower's knowledge, no accumulated funding deficiency as defined in Section 412 of the Code has been incurred nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA
Affiliate failed to make any contribution or to pay any amount due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any
Pension Plan, nor has there been any event requiring disclosure under Section
404l(c)(3)(C) or Section 4063 of ERISA with respect to any Pension Plan, the event or occurrence of which has had or to the Borrower's knowledge is reasonably likely to result in a Material Adverse Effect. To the Borrower's knowledge, the Borrower and each ERISA Affiliate has met its minimum funding requirements under ERISA and the Code with respect to the Plans and all benefit liabilities under each Pension Plan are being funded in accordance with applicable legal requirements and reasonable actuarial assumptions and methods as set forth in ERISA and the Code. To the Borrower's knowledge, no material proceeding, claim, lawsuit and/or investigation exists or, to the best of the
Borrower's knowledge, is threatened concerning any (i) Pension Plan, or (ii)
Multiemployer Plan, the occurrence of which has had or is reasonably likely to result in a Material Adverse Effect. Neither the Borrower nor, to the Borrower's
knowledge, any ERISA Affiliate has incurred any liability to the PBGC other than for insurance premiums with respect to a Pension Plan, the payment of which is not yet due.

      (bb) Investment Company Act. Neither the Borrower nor any of its
Affiliates is an "investment company" or a company "controlled" by an
"investment company", within the meaning of the Investment Company Act of 1940, as amended.

                                       31

      Section 6.02. Representations and Warranties with Respect to the
Disbursement Date. In order to induce Eximbank to make the Eximbank Credit available to the Borrower on the Disbursement Date, the Borrower confirms the representations and warranties set forth in Section 6.01 as if made as of the
Disbursement Date (except where specified to be made as of a special date).

      Section 6.03. Acknowledgment. The Borrower acknowledges that it has made the foregoing representations and warranties with the intention of persuading
Eximbank to enter into this Agreement, the Eximbank Guarantee Agreement and the other Financing Documents to which Eximbank is a party, and that Eximbank has entered into this Agreement, the Eximbank Guarantee Agreement and the other
Financing Documents to which Eximbank is a party on the basis of, and in full reliance on, each of such representations and warranties. The Borrower warrants to Eximbank that each of such representations is true and correct in all material respects as of the date of this Agreement and that none of them omits any matter necessary to make such representation not misleading in any material respect. The rights and remedies of Eximbank in relation to any misrepresentations or breach of warranty on the part of the Borrower shall not be prejudiced by any investigation by or on behalf of Eximbank into the affairs of the Borrower, by the execution, delivery or performance of this Agreement or any other Financing Document or by any other act or thing which may be done by or on behalf of Eximbank in connection with this Agreement or any other
Financing Document and which might, apart from this Section, prejudice such rights or remedies. The representations referred to in this Section 6 shall survive the execution and delivery of this Agreement and the making of the
Eximbank Disbursement.

      SECTION 7. AFFIRMATIVE COVENANTS

      With respect to provisions of this Section 7 so specifying, from and after the Disbursement Date and, with respect to all remaining provisions of this
Section 7, from and after the execution and delivery of this Agreement, in each case until the Eximbank Credit is paid in full, except as otherwise waived pursuant to the next two succeeding sentences, the Borrower covenants and agrees as provided in this Section 7. Provisions of this Section 7 specifying effect from and after the Disbursement Date and provisions requiring consultations with or the furnishing of documents or other information to Eximbank or requiring the consent or approval of Eximbank to the taking or omission of any action may only be waived by Eximbank and in writing. All other provisions of this Section 7 may be waived with effect during the period prior to the Disbursement Date by the
Required Secured Parties and in writing and, thereafter, by Eximbank and in writing.

      Section 7.01. Information Covenants. The Borrower shall furnish to shall furnish to Eximbank:

                                       32

      (a) Quarterly Financial Statements. As soon as available but, in any event, within ninety (90) days (or one hundred twenty (120) days in the case of the fourth quarterly accounting period) after the close of each quarterly accounting period in each Fiscal Year:

            (i) two copies of complete unaudited statements of financial condition of the Borrower and the General Partner as at the end of such quarterly period with related statements of income and retained earnings and statements of changes in financial position for such quarterly period and for the elapsed portion of the Fiscal Year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior Fiscal Year, which shall be prepared in accordance with generally accepted accounting principles as in effect from time to time (A) in the case of the Borrower, in the Republic and (B) in the case of the General Partner, in the United States and which, in either case, shall otherwise be in form satisfactory to Eximbank and certified by the chief financial officer of the Borrower or the General Partner, as the case may be, subject to normal year-end audit adjustments;

            (ii) a report on any event or condition which has had or which is reasonably likely to have a Material Adverse Effect; and

            (iii) a statement, in form reasonably satisfactory to Eximbank, of all financial transactions in such Quarter between the Borrower and any
      Affiliate of the Borrower, including a certification that such transactions were on ordinary commercial terms negotiated on an arms-length basis.

      (b) Annual Financial Statement. As soon as available but, in any event, within one hundred twenty (120) days after the close of each Fiscal Year, two copies of the following, all prepared in accordance with generally accepted accounting principles as in effect in the Republic from time to time and otherwise in form satisfactory to Eximbank: (i) statements of financial condition of the Borrower as at the end of such Fiscal Year with the related statements of income and retained earnings and statements of changes in financial position for such Fiscal Year, setting forth comparative figures for the preceding Fiscal Year and certified by the Auditors, together with (if applicable) consolidated statements and all adjustments thereto (all such statements being in agreement with the Borrower's books of account and prepared in accordance with Republic generally accepted accounting principles consistently applied), (ii) a report of the Auditors (x) stating that in the course of its regular audit of the financial statements of the Borrower, which audit was conducted in accordance with Republic generally accepted auditing standards, the Auditors obtained no knowledge of any Incipient Default Event or
Default Event which has occurred and is continuing or, in the opinion of the

                                       33

Auditors such an Incipient Default Event or Default Event has occurred and is continuing, a statement as to the nature thereof and (y) certifying that, based on said financial statements, the Borrower was in compliance with the financial covenant contained in Section 8.18 as of the end of the relevant Fiscal Year and, during the last fiscal quarter of such Fiscal Year, did not receive any distributions or make any payments of principal of or interest on any
Subordinated Secured Obligations or Affiliated Reimbursement Obligations in
violation of such covenant or of the Debt Reserve Annual Coverage Ratios set forth in priorities SIXTH, SEVENTH, EIGHTH or NINTH, as the case may be, of
Section 3.02(d)(ii) of the Disbursement Agreement or, as the case may be, detailing any non-compliance therewith and (iii) a certificate of the chief financial officer of the Borrower setting forth comparative figures for such statements of financial condition and the pro forma financial projections submitted to Eximbank in connection with the Borrower's application for credit approval.

      (c) Other Financial Statements.

            (i) Within one hundred twenty (120) days (or, with respect to Ormat, one hundred fifty (150) days) of the end of each fiscal year, copies of the audited (or unaudited, if audited are not available) annual financial statements (consisting of a balance sheet and the related statements of income, equity and cash flows) of Ormat, Ormat International, Orleyte
      Company and Ormat Philippines certified by the respective chief financial officer of each such person and within ninety (90) days after the end of each of the first three fiscal quarters of each fiscal year, copies of the unaudited quarterly financial statements (consisting of a balance sheet and the related statements of income, equity and cash flows) of Ormat,
      Ormat International, Orleyte Company and Ormat Philippines, certified by the respective chief financial officer of each such person that such financial statements are true and correct and have been prepared in accordance with United States (or, in the case of Ormat, Israeli)
      generally accepted accounting principles (subject to normal year-end adjustments); provided, however, that the Borrower shall have no obligation hereunder to provide to Eximbank the financial statements of either Ormat or Ormat International after such entity is no longer an
      Obligor.

            (ii) Within one hundred (115) days after the close of the second fiscal quarter of each Fiscal Year of the Borrower, a report of the
      Auditors certifying that, as of the end of such fiscal quarter, the
      Borrower was in compliance with the financial covenant contained in
      Section 8.18 and, during such fiscal quarter, did not receive any distributions or make any payments of principal of or interest on any
      Subordinated Secured Obligations or Affiliated Reimbursement Obligations
      in violation of such covenant or of the Debt Reserve Annual Coverage
      Ratios set forth in priorities SIXTH, SEVENTH, EIGHTH or NINTH,

                                       34

      as the case may be, of Section 3.02(d)(ii) of the Disbursement Agreement
      or, as the case may be, detailing any non-compliance therewith.

            (iii) Within ninety (90) days after the close of each of the first and third fiscal quarters of each Fiscal Year of the Borrower, a certificate of the chief financial officer of the Borrower, accompanied by calculations in reasonable detail supporting the conclusions set forth therein, to the effect as of the end of each such fiscal quarter, the
      Borrower was in compliance with the financial covenant contained in
      Section 8.18 and, during each such fiscal quarter, did not receive any distributions or make any payments of principal of or interest on any
      Subordinated Secured Obligations or Affiliated Reimbursement Obligations
      in violation of such covenant or of the Debt Reserve Annual Coverage
      Ratios set forth in priorities SIXTH, SEVENTH, EIGHTH or NINTH, as the case may be, of Section 3.02(d)(ii) of the Disbursement Agreement or, as
      the case may be, detailing any non-compliance therewith.

            (iv) Contemporaneously with the delivery thereof to the Collateral
      Trustee, copies of each certificate requesting a distribution or payment of principal of or interest on any Subordinated Secured Obligations or
      Affiliated Reimbursement Obligations in accordance with priorities SIXTH,
      SEVENTH, EIGHTH or NINTH, as the case may be, of Section 3.02(d)(ii) of the Disbursement Agreement.

      (d) Management Letters. Promptly after the Borrower's receipt thereof, a copy of any "management letter" or other similar communication received by the
Borrower from the Auditors in relation to the Borrower's financial, accounting and other systems, management and accounts.

      (e) Annual Operating Budget. As soon as available but, in any event, within sixty (60) days prior to (i) the Cooperation Period Commencement Date in respect of the initial Plant to be completed and, thereafter, (ii) the commencement of each Fiscal Year, an annual operating budget (the "Annual
Budget") (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by the Borrower and accompanied by a statement of the chief financial officer of the Borrower to the effect that, the best of his or her knowledge, the budget is a reasonable estimate for the period covered thereby. The first Annual Budget shall cover the period from the Cooperation
Period Commencement Date through the end of the Fiscal Year in which the
Cooperation Period Commencement Date occurs, and, if such period consists of less than six (6) months, for the immediately succeeding Fiscal Year. Each
Annual Budget shall contain complete, fair and accurate estimates (by principal components) of Sales Proceeds, Operating and Maintenance Costs and Debt Service
for each Month covered by such Annual Budget based on the Borrower's best projections at such time. Unless otherwise

                                       35

consented to by Eximbank, the Annual Budget from year to year shall be based on the same format as the Base Case Forecast, including any amounts allocated for contingencies, and be maintained on the same basis and provide sufficient detail to permit a meaningful comparison. For each Annual Budget that is expected to cover any period occurring after the Disbursement Date, Eximbank (in consultation with the Independent Engineer) shall review such Annual Budget, and
Eximbank's response shall not be unreasonably delayed. If Eximbank does not approve an Annual Budget, Eximbank shall notify the Borrower of the items which are disapproved and the reason for such disapproval. Until such Annual Budget is so approved, the Annual Budget most recently in effect shall continue to apply, except that any items of the then proposed Annual Budget that have been approved shall also be given effect. From time to time, but not more frequently than once per Quarter, the Borrower may propose amendments to an Annual Budget, and
Eximbank (in consultation with the Independent Engineer) may reject such proposal within thirty (30) Business Days from the date the Borrower submits such proposal if in Eximbank's reasonable judgment such amendment is not reasonably necessary or advisable for operation of the Project and, if no such rejection is made, such amendments shall become effective. Not later than three
(3) Business Days after the effective date of each Annual budget and of any amendment thereto, the Borrower shall provide a copy of the same to the
Collateral Trustee.

      (f) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7.01(a) and (b), a certificate of a Financial
Officer of the Borrower to the effect that, to the best of his or her knowledge, no Incipient Default Event or Default Event has occurred and is continuing or, if any Incipient Default Event or Default Event has occurred and is continuing, specifying the nature and extent thereof and what action the Borrower is taking or proposes to take in response thereto, which certificate shall (without duplication of the Borrower's obligations under Section 7.03(c)(iii)), from and after the Disbursement Date, set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Section 7.14, 8.03 and 8.18 and Section 3.02(d)(ii) of the Disbursement Agreement.

      (g) Notice of Default, Litigation, etc. (i) Immediately upon the Borrower obtaining knowledge thereof, notice, by facsimile, cable or telex, of any event which constitutes an Incipient Default Event or Default Event, specifying the nature of such Incipient Default Event or Default Event and any steps the
Borrower is taking to remedy the same; and (ii) promptly, and in any event within twenty (20) Business Days (or such shorter period as may be specified below) after an officer of the Borrower or the General Partner, as the case may be, obtains knowledge thereof:

            (A) notice of any litigation or governmental proceeding pending (x)
      against the Borrower or the General Partner (i) involving a claim in excess of $125,000 (or the equivalent thereof in other currency) or (ii)
      which is

                                       36

      reasonably likely to have a Material Adverse Effect or (y) with respect to any Project Document;

            (B) notice of any proposal by any Governmental Authority to acquire compulsorily the Borrower or the General Partner, any of the Collateral or
      a substantial part of the Borrower's or the General Partner's business or assets;

            (C) notice of any substantial dispute between the Borrower or any
      Affiliate of the Borrower and any Governmental Authority relating to the
      Project;

            (D) notice of any change in the authorized officers or directors referred to in Section 5.01(m) above, giving certified specimen signatures of any new officer or director so appointed and, if requested by Eximbank, satisfactory evidence of the authority of such new officer or director;

            (E) (x) as promptly as practicable and in any event not later than two Business Days after becoming aware thereof notice of any actual or proposed termination, rescission, discharge (otherwise than by performance) under any material provision of any Project Document (other than by Eximbank) and (y) as promptly as practicable and in any event not later than ten Business Days after becoming aware thereof notice of any actual or proposed amendment, waiver or indulgence under any material provision of any Project Document (other than by Eximbank);

            (F) copies of any material notice or correspondence received or initiated by the Borrower or the General Partner relating to a
      Governmental Approval or other license or authorization necessary for the
      Performance by the Borrower or the General Partner of its respective obligations under the Project Documents;

            (G) notice of any Lien (other than a Permitted Lien) becoming enforceable over any of the Borrower's assets;

            (H) notice of any proposed material change in the nature or scope of the Project or the business or operations of the Borrower and any one or more events, conditions or circumstances (including without limitation
      Force Majeure as defined in Sections 14.1(a) and 14.1(b) of the BOT
      Agreement) that exist or have occurred which are reasonably likely to have a Material Adverse Effect;

            (I) until the Eximbank Guarantee Agreement has terminated in accordance with its terms, notice of the occurrence of any event or act which

                                       37

      could reasonably qualify as a Political Risk (as defined in the Eximbank
      Guarantee Agreement);

            (J) notice of or (in the case of items described in the immediately succeeding clause (x)) copies of: (x) each funding waiver request filed with respect to any Pension Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request, and
      (y) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan by the due date (other than the quarterly contributions described in Section 302(e) of ERISA or Section 412(m) of the Code);

            (K) notice of the occurrence of any Termination Event which has had or is reasonably likely to result in a Material Adverse Effect in connection with any Pension Plan or any trust thereunder, specifying the nature thereof, what action the Borrower or the ERISA Affiliate has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the United States Internal Revenue Service, the United States Department of Labor or the PBGC with thereto;

            (L) copies of: (x) all notices of the PBGC's intent to terminate any
      Pension Plan or to have a trustee appointed to administer any Pension
      Plan; and (y) all notices from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of
      ERISA; or

            (M) notice of the filing of an intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of
      ERISA; or

            (N) a copy of each agreement, commitment or understanding (whether or not subject to the approval of Eximbank pursuant to any other provision of this Agreement) executed by or on behalf of the Borrower (excluding (x)
      the agreements set forth in clauses (i) through (xiii), inclusive, (xvi),
      (xvii) and (xviii) of the definition of the term "Operating Agreements" in
      Schedule X hereto but including replacements thereof and (y) agreements, commitments or understandings entered into in the ordinary course of business which are required to perform the O&M Parameters and which (1) do not, individually, create a financial obligation of the Borrower in excess of $75,000 and (2) would not, in the aggregate, result in the expenditure of funds in any Fiscal Year in excess of the amount budgeted for Operating and Maintenance Costs (including the Contingent O&M Amount) in the then-current Annual Budget for such Fiscal Year) in connection with the
      Project, which notice shall specifically refer to this Section
      7.01(g)(ii)(N) and, with respect to any such agreement,

                                       38

      commitment or understanding extending by its terms beyond the Disbursement
      Date, request that Eximbank confirm (prior to the Disbursement Date, after consultation with the Administrative Agent) whether or not such agreement, commitment or understanding shall constitute an Operating Agreement, in which case such agreement, commitment or understanding shall only constitute an Operating Agreement if Eximbank shall so designate it as an
      Operating Agreement in a writing delivered to the Borrower within 60 days of Eximbank's receipt thereof; or

            (O) notice of the occurrence of any event of default or default under Section 19.1 of the Construction Contract or under the Assignment and Assumption Agreement.

      (h) Implementation Reports. Prior to the Project Completion Date, within twenty-one (21) days of the end of each Month, a report, in a form satisfactory to Eximbank, on the implementation and progress of the Project, including (i)
any factors materially and adversely affecting or which are reasonably likely to materially and adversely affect the carrying out of the Project and (ii) copies of any reports received by the Borrower from any outside technical consultant identifying any matter that is or may prove to be of material adverse significance to the operation of the Plant.

      (i) Completion Date and Operation Date Notices. The Borrower shall provide
Eximbank with not more than ten (10) or less than two (2) Business Days' prior notice of the scheduled occurrence of the Completion Late for each Plant. The
Borrower shall provide Eximbank with not more than ten (10) or less than two (2)
Business Days' prior notice of the scheduled occurrence of (i) each Operation
Date and (ii) the date on which the Borrower expects to satisfy the conditions precedent to Eximbank Disbursement specified in Section 5.02 hereof (other than those conditions that may only be satisfied on and as of the Disbursement Date).
The Borrower shall provide Eximbank with notice of the Completion Date for each
Plant and the Operation Date for each Plant not more than five (5) Business Days after the occurrence of any thereof.

      (j) Other Information. From time to time, such other information or documents (financial or otherwise) as Eximbank may reasonably request including, without limitation, (1) advance notice of the commencement of all performance tests under the Construction Contract and (2) if the Completion Date for any
Plant in the BOT Agreement shall have been deemed to have occurred pursuant to
Section 5.4(h) of the BOT Agreement, information as to the circumstances giving rise to the same, the action(s) which the Borrower (and, to the extent known by the Borrower, PNOC-EDC) is taking or proposes to take with respect to the same and periodic reports of the status of such actions and the implementation thereof.

                                       39

      Section 7.02. Books, Records and Inspections; Accounting and Audit
Matters.

      (a) The Borrower will keep proper books of record and account adequate to reflect truly and fairly the financial condition and results of operations of the Borrower (including the progress of the Project) in which full, true and correct entries in conformity with Philippine generally accepted accounting principles consistently applied and all Applicable Laws shall be made of all dealings and transactions in relation to its business and activities. The
Borrower will permit officers and designated representatives of Eximbank to visit and inspect, under guidance of officers of the Borrower, any of the properties of the Borrower, and to examine and make copies of the books of record and account of the Borrower and discuss the affairs, finances and accounts of the Borrower with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as Eximbank may request.

      (b) The Borrower shall (i) authorize the Auditors (whose fees and expenses shall be for the account of Borrower) to communicate directly with Eximbank at reasonable intervals, but if an Incipient Default Event or a Default Event has
occurred or is continuing, then at any time, regarding the Borrower's accounts and operations and (ii) furnish to Eximbank a copy of such authorization, which shall be in the form of Schedule 6.2(b) to the Lender Credit Agreement;
provided, however, that Eximbank will (i) provide the Borrower with copies of any correspondence between Eximbank and the Auditors, and (ii) provide the
Borrower with reasonable notice of any meeting between Eximbank and the
Auditors, with a description of the matters to be discussed at such meeting, and allow the Borrower to attend any such meeting.

      (c) The Borrower will at all times cause a complete set of the current and
(when available) as-built plans (and all supplements thereto) relating to each
Plant to be maintained at such Plants or the Construction Contractor's office for inspection by the independent Engineer and Eximbank.

      Section 7.03. Maintenance of Property, Insurance. (a) The Borrower will
(i) keep all property useful and necessary (other than property that has become obsolete) in its business in good working order and condition and (ii) keep its present and future properties and business insured with financially sound and reputable insurers satisfactory to Eximbank against loss or damage in such manner and to the same extent as required in Section A of Schedule 7.03 hereto until the expiration of such policies and immediately thereafter as required in
Section C of Schedule 7.03 hereto, including in each case pursuant to policies naming the Collateral Trustee as sole loss payee thereunder, permitting the
Collateral Trustee to make claims thereunder, and containing cut-through endorsements to reinsurers, provisions requiring that the Collateral Trustee and
Eximbank shall receive notices of extensions or renewals of insurance policies and notice

                                       40

of any non-payment of premiums and that such policy may only be canceled for non-payment of premiums, if cancelable, upon sixty (60) days prior notice to the
Collateral Trustee and Eximbank. On or prior to the dates required pursuant to
Section A or Section C, as the case may be, of Schedule 7.03, the Borrower will submit to Eximbank certificates of insurance relating to the insurances required by Section A and Section C of Schedule 7.03 (together with copies of such insurance policies if then available) from the Borrower's insurers or insurance brokers (including confirmation of premium payments then due), which certificates shall indicate the properties insured, amounts and risks covered, names of the expiration dates, names of the insurers and special features of the insurance policies. The Borrower shall provide Eximbank with copies of insurance policies relating to the insurances required by Section A and Section C of
Schedule 7.03 hereto on or prior to the date such policies are required to be delivered to Eximbank in accordance with such Section A or Section C, as the case may be Prior to the Disbursement Date, the Borrower shall provide Eximbank with copies of the insurance policies relating to the insurances required by
Section C of Schedule 7.03 hereto, such policies to be in form and substance, and issued by companies, satisfactory to Eximbank (in consultation with the
Insurance Consultant).

      (b) The Borrower will cause the Construction Contractor and the
Construction Supplier, as applicable, to (i) keep the insurances described in
Section B of Schedule 7.03 hereto with financially sound and reputable insurers satisfactory to, prior to the Disbursement Date, the Administrative Agent and,
thereafter, Eximbank, in each case against loss or damage in such manner and to the same extent as so described, in each case pursuant to policies of insurance naming the Collateral Trustee as sole loss payee thereunder, permitting the
Collateral Trustee to make claims thereunder, and containing cut-through endorsements to reinsurers and provisions requiring that the Collateral Trustee and Eximbank shall receive notices of any non-payment of premiums and that such policy may only be canceled (x) as provided in Section B of Schedule 7.03 hereto or (y) if not therein provided, for non-payment of premiums, if cancelable, upon thirty (30) days prior written notice to the Collateral Trustee Eximbank. On or prior to the dates required pursuant to Section B of Schedule 7.03, the Borrower will cause the Construction Contractor or the Construction Supplier, as
applicable, to submit to Eximbank certificates of insurance relating to the insurances required by Section B of Schedule 7.03 (together with copies of such insurance policies if then available) from the insurers or insurance brokers for such insurances (including confirmation of premium payments then due), which certificates shall indicate the type of insurance, amounts and risks covered, names of the beneficiaries, expiration dates, names of the insurers and special features of the insurance policies. The Borrower will cause the Construction
Contractor or the Construction Supplier, as applicable, to provide Eximbank with copies of insurance policies relating to the insurances described in Section B of Schedule 7.03 hereto on or prior to the date such policies are required to be delivered to Eximbank in

                                       41

accordance with such Section B of Schedule 7.03 hereto, such policies to be in form and substance, and issued by companies, satisfactory to Eximbank in consultation with the Insurance Consultant. The Borrower will cause the
Construction Contractor to establish the BOT Construction Performance Security in favor of PNOC-EDC within the time required by PNOC-EDC in connection with the
BOT Agreement and will deliver evidence reasonably satisfactory to Eximbank of
PNOC-EDC's acceptance of the BOT Construction Performance Security within fifteen (15) calendar days after the same is so established.

      (c) In the event any insurance (including the limits or deductibles thereof) hereby required to be maintained by the Borrower or for which the
Borrower is responsible, or required to be maintained by the Construction
Supplier or the Construction Contractor or for which the Construction Supplier or the Construction Contractor is responsible, other than insurance required by
Applicable Law to be maintained, shall not be available on commercially reasonable terms in the commercial insurance market, the Administrative Agent, prior to the Lender Financing Termination Date, or, thereafter, Eximbank, shall not unreasonably withhold its consent to waive such requirement to the extent the maintenance thereof is not so available; provided, however, that (i) the
Borrower shall first request any such waiver in writing, which request shall be accompanied by a written report prepared by the Borrower's insurance adviser certifying that such insurance is not reasonably available and commercially feasible in the commercial insurance market for electric generating plants of similar type and capacity and, with respect to catastrophic perils, located in
Southeast Asia, and (ii) the Insurance Consultant shall confirm in writing the conclusions contained in such report. The failure at any time to satisfy the condition to any waiver of an insurance requirement set forth in the proviso to the preceding sentence shall not impair or be construed as a relinquishment of the Borrower's ability to obtain a waiver of an insurance requirement pursuant to the preceding sentence at any other time upon satisfaction of such conditions.

      (c) The provisions of this Section 7.03 shall be deemed to be supplemental to, but not duplicative of, the provisions of any of the Security Documents that require the maintenance of insurance. In the event that any insurance whatsoever is purchased, taken or otherwise obtained by the Borrower with respect to the
Project otherwise than as required hereunder or if not properly endorsed to the
Collateral Trustee as the sole loss payee or beneficiary or otherwise made upon the terms required in this Section 7.03, without limitation to any provision of the Mortgage, Assignment and Pledge Agreement, such insurance shall be considered assigned hereunder to the Collateral Trustee with the right of the
Collateral Trustee to make, settle, compromise and liquidate any and all claims thereunder, without prejudice to the exercise of any other rights and remedies that the Collateral Trustee may have under any of the Financing Documents, or under any Applicable Law.

                                       42

      Section 7.04. Maintenance of Existence; Privileges; Etc. The Borrower
shall, and with respect to clauses (a)(i), (a)(iii) and (b) of this Section 7.04 shall cause the General Partner to, at all times (a) preserve and maintain in full force and effect (i) its existence as a limited partnership or a corporation, as the case may be, in each case duly authorized, validly existing and in good standing under the laws of the Republic or the Cayman Islands, as the case may be (ii) its qualification to do business in each other jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business as conducted or proposed to be conducted makes such qualification necessary and (iii) all of its powers, rights, privileges and franchise necessary for the construction, ownership, maintenance and operation of the Project and the maintenance of its existence, (b) obtain in a timely manner and maintain in full force and effect (or where appropriate, renew) all
Governmental Approvals (including, without limitation, those under Environmental
Laws) and all other licenses, registrations, waivers, consents and approvals required at any time in connection with the construction, maintenance, ownership or good and orderly operation of the Project and all licenses, consents and approvals necessary for the conversion to Dollars of all Peso amounts
(including, without limitation, Peso amounts representing SFRI Fees) payable under the BOT Agreement, the PNOC-EDC Consent Agreement, the Performance
Undertaking and the Republic Consent Agreement and for the remission to the
United States in Dollars of any amounts paid or payable to the Secured Parties in connection with any Financing Document or the transactions contemplated thereby or the partnership interests of the Borrower and (c) preserve and maintain good and marketable title to its properties and assets (it being understood that the Borrower's rights with respect to the Site are solely as set forth in the BOT Agreement and the Accession Undertaking) subject to no Liens other than Permitted Liens.

      Section 7.05. Compliance with Statutes. The Borrower will comply with all
Applicable Laws in respect of the conduct of its business and the ownership, operation and use of its property (including, without limitation, Applicable
Laws relating to environmental standards and controls and Applicable Laws relating to the maintenance of debt to equity ratios). The Borrower will cause the General Partner to comply with all Applicable Laws in respect of the General
Partner owning its equity interest in, and acting in its capacity as general partner of, the Borrower.

      Section 7.06. Consultations Regarding Independent Engineer's Report. The
Borrower agrees that (i) in addition to any other consultation required hereunder, following the end of each Month, upon the request of the
Administrative Agent or Eximbank, the Borrower shall consult with such Person regarding any materially adverse event or condition identified by the
Independent Engineer in the reports provided by the Independent Engineer for such Month pursuant the Representative Agreement, and (ii) in the event the
Borrower fails to hold such consultations within 30 days of such request, such event or condition shall be deemed to have a Material Adverse Meet.

                                       43

      Section 7.07. Project Implementation; Use of Proceeds.

      (a) The Borrower shall (i) carry out the Project and conduct its business with due diligence and efficiency and in accordance with sound engineering, financial, and business practices and in accordance with the Annual Budget as specified in Section 7.01(e); and (ii) use the proceeds of the Loans and the
Eximbank Credit only for the purpose set forth in Section 2.01.

      (b) Without limiting the generality of the preceding clause (a), the
Borrower will cause the construction of the Project to be prosecuted and completed with due diligence and continuity (except for interruptions due to events of Force Majeure (as defined in any of the BOT Agreement, the
Construction Contract and the Supply Contract), which the Borrower will use its best efforts to mitigate), in good and workmanlike manner and in accordance with
(i) sound generally accepted budding and engineering practices, (ii) all
Governmental Approvals and Applicable Laws applicable to the Site, the Plants or the Borrower, (iii) the Construction Contract, (iv) the Supply Contract and (v)
the Construction Budget.

      (c) Without limiting the generality of clause (a) of this Section 7.07, from and after the Cooperation Period Commencement Date, the Borrower will operate and maintain the Project, and retain and maintain the staff sufficient to operate and maintain the Project, in accordance with the O&M Parameters and will otherwise comply with and fully satisfy all of the requirements of the O&M
Parameters.

      (d) Without limiting the generality of clauses (a) and (b) of this Section
7.07, in order to avoid a deemed abandonment under Section 15.4.1(d) of the BOT
Agreement, if the conditions precedent specified in clauses (a) and (b) of
Section 13.3 of the Construction Contract have been satisfied the Borrower shall, within ten (10) Business Days prior to the date of potential abandonment under the BOT Agreement, exercise the right granted to it under the last sentence of Section 13.3 of the Construction Contract and certify to PNOC-EDC that the Power Plant (as defined in the Construction Contract) has achieved BOT
Completion in accordance with Section 6.1(a) of the BOT Agreement.

      (e) The Borrower shall provide Eximbank with notice immediately upon becoming aware that the conditions to enforcing any of the Ormat EPC Guaranty, the Ormat International EPC Guaranty, the Post-Completion Ormat Guaranty or the
O&M Support Undertaking have been met.

      (f) The Borrower agrees that it shall not designate an arbitrator or engineering firm under either the Construction Contract or the Supply Contract with respect to any disputes thereunder without obtaining the prior written consent of the Required Secured Parties, such consent not to be unreasonably withheld.

                                       44

      (g) Without the prior written consent of Eximbank, which approval shall not be unreasonably withheld, the Borrower shall not direct that Geothermal
Fluid (as defined in the Construction Contract) be run through any GU (as defined in the Construction Contract) under circumstances which would give rise to the commencement of any of the Warranty Periods (as defined in the
Construction Contract) pursuant to clause (a) of Section 17.10 of the
Construction Contract.

      Section 7.08. Auditors. In the event that SyCip Gorres Velayo & Co. should cease to be the Auditors of the Borrower for any reason, the Borrower shall appoint and maintain as the Auditors another firm of independent public accountants approved by Eximbank.

      Section 7.09. Taxes, Duties, Proper Legal Form. The Borrower will pay and discharge all taxes, duties, fees, assessments or other governmental charges imposed on it, on its income or profits, on any of its property, or in connection with any such charges imposed on it with respect to any payment made under this Agreement or the execution, issue, delivery, registration, notarization, assignment or transfer of any interest in or for the legality, validity, or enforceability, of any Project Document prior to the date on which penalties attach thereto, and all claims, levies or liabilities (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which have or, if unpaid, might become a
Lien upon the property of Borrower (or any part thereof). The Borrower shall have the right, however, to contest in good faith the validity or amount of any such tax, assessment, governmental charge or claim by proper proceedings timely instituted, and may permit the taxes, assessments, governmental charges or claims so contested to remain unpaid during the period of such contest if (i)
the Borrower diligently prosecutes such contest, (ii) during the period of such contest the enforcement of any contested item is effectively stayed, (iii) the
Borrower sets aside on its books adequate reserves with respect to the contested items and (iv) such contest does not, in the reasonable discretion of, prior to the Disbursement Date, the Administrative Agent and thereafter, Eximbank, involve a material risk of the sale, forfeiture or loss of any of the
Collateral. The Borrower will promptly pay or cause to be paid any valid, final judgment enforcing any such tax, duty, fee, assessment, other governmental charge or claim and cause the same to be satisfied of record.

      Section 7.10. Independent Engineer; Insurance Consultant. The Borrower (i)
agrees to the Independent Engineer carrying out the role described in the
Representative Agreement, (ii) confirms and agrees to the terms of its
Acknowledgment appended to the Representative Agreement, which terms are incorporated herein by reference as if fully set forth herein and (iii) will ensure that the Insurance Consultant will be provided with all information reasonably requested by the Insurance Consultant and will exercise due care to ensure that any information which it may supply the Insurance Consultant is

                                       45

materially accurate and not, by omission of information or otherwise, misleading in any material respect.

      Section 7.11. Performance of Obligations. The Borrower will perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound and will perform (i) all of its obligations under the terms of the Financing Documents and the BOT Agreement and
(ii) such of its obligations under the terms of the Project Documents (other than the Financing Documents and the BOT Agreement) the non-performance of which is reasonably likely to have a Material Adverse Effect. The Borrower will maintain in full force and effect each of the Project Documents to which it is a party. The Borrower will preserve, protect, defend and enforce the rights granted to it under or in connection with the Project Documents. The Borrower shall take all action within its control required or in the reasonable opinion of Eximbank advisable to ensure that, unless otherwise consented to in writing by Eximbank, each of the Project Documents is in proper legal form under the laws of the Republic or under the respective governing laws selected in such
Project Documents, for the enforcement thereof in such jurisdictions without any further action on the part of Eximbank or the Lenders, as the case may be.

      Section 7.12. Additional Documents; Filings and Recordings. The Borrower
shall execute, and deliver, from time to time as reasonably requested by
Eximbank or the Collateral Trustee, at the Borrower's expense, such other documents as shall be necessary or advisable or that Eximbank or the Collateral
Trustee may reasonably request in connection with the rights and remedies of the
Secured Parties granted or provided for by the Project Documents, as applicable, and to consummate the transactions contemplated therein. The Borrower shall, at its own expense, take all reasonable actions that have been or shall be requested by Eximbank or the Collateral Trustee or that the Borrower knows are necessary to establish, maintain, protect, perfect and continue the perfection of the first priority security interests of the Secured Parties created by the
Security Documents and shall furnish timely notice of the necessity of any such action, together with such instruments, in execution form, and such other information as may be required to enable Eximbank and any other appropriate
Secured Party to effect any such action. Without limiting the generality of the foregoing, the Borrower shall (a) execute or cause to be executed and shall file or cause to be filed such financing statements, continuation statements, fixture filings, mortgages or deeds of trust and mortgage supplements in all places necessary or advisable (in the opinion of counsel for Eximbank or the Collateral
Trustee) to establish, maintained perfect such security interests and in all other places that Eximbank or the Collateral Trustee shall reasonably request and (b) do everything necessary in the reasonable judgement of Eximbank or the
Collateral Trustee to (i) create and perfect the Security with respect to future assets covered by the Mortgage, Assignment and Pledge Agreement, (ii) maintain the Security in full force and effect at all times and (iii) preserve and protect the Collateral and protect and enforce its rights and

                                       46

title and the rights and title of the Secured Parties to the Collateral. In connection with the registration of each mortgage supplement required pursuant to Section 5 of Part B of the Mortgage, Assignment and Security Agreement, the
Borrower shall deliver to Eximbank a certified true copy of the legal opinion required pursuant to Section 5.01(c) of Part B of the Mortgage, Assignment and
Security Agreement.

      Section 7.13. Bank Accounts. The Borrower shall maintain all its bank accounts with the Collateral Trustee.

      Section 7.14. Debt Reserve Cash Collateral Account. On or before the
Disbursement Date, the Debt Reserve Cash Collateral Account shall be fully funded in an amount equal to at least $4,200,000 (if the principal of the
Eximbank Credit shall be repayable in 38 installments) and an amount equal to the Senior Debt Service due and payable during the next succeeding six months
(if the principal of the Eximbank Credit shall be repayable in fewer than 38 installments) in addition to all amounts required to be deposited at such time in accordance with clause "FOURTH" of 3.02(d)(ii) of the Disbursement Agreement.

      Section 7.15. Availability and Transfer of Foreign Currency. The Borrower
will ensure that all requisite foreign exchange control approvals and other authorizations, if any, by the Republic or any department or agency thereof will be kept current and in full force and effect to assure (i) the ability of the
Borrower to receive, and the ability of any other party to make, any and all payments to the Borrower contemplated by the Project Documents, (ii) the availability of Dollars to enable the Borrower to perform all of its obligations under the Financing Documents or any of the other Project Documents, as the case may be, in accordance with their respective terms, and (iii) (on and after the
Disbursement Date) the ability of the Borrower to convert all sums received in
Peso amounts from PNOC-EDC under the BOT Agreement and the PNOC-EDC Consent
Agreement and from the Republic under the Performance Undertaking and the
Republic Consent Agreement, including any Peso amounts representing SFRI Fees, from Pesos to Dollars, immediately upon receipt thereof, and to use the Dollars as necessary to perform all of its Obligations under the Project Documents, in accordance with their respective terms.

      Section 7.16. Privatization of NAPOCOR or PNOC-EDC. The Borrower shall promptly upon becoming aware thereof notify Eximbank of the occurrence of any event or events that give rise to any rights or benefits to the Borrower under
Article 20 of the BOT Agreement. The Borrower agrees to consult with Eximbank prior to requesting or accepting any assurances, or making any determinations, in accordance with such Article 20. Any such consultation shall include, without limitation, a reasonably detailed explanation (which shall be provided to
Eximbank in writing if so requested) of the

                                       47

economic rationale for any determination or proposed course of action made or proposed to be made under or pursuant to such Article 20.

      Section 7.17. Spares. On or before the Disbursement Date, the Borrower shall purchase all spare parts identified on the Acquisition List (as defined in the Eximbank Guarantee Agreement).

                         SECTION 8. NEGATIVE COVENANTS.

      With respect to provisions of this Section 8 so specifying, from and after the Disbursement Date and, with respect to all remaining provisions of this
Section 8, from and after the execution and delivery of this Agreement, in each case until the Eximbank Credit is paid in full, except as otherwise waived pursuant to the next two succeeding sentences, the Borrower covenants and agrees as provided in this Section 8. Provisions of this Section 8 specifying effect from and after the Disbursement Date and provisions requiring consultations with or the furnishing of documents or other information to Eximbank or requiring the consent or approval of Eximbank to the taking or omission of any action may only be waived by Eximbank and in writing. All other provisions of this Section 8 may be waived with effect during the period prior to the Disbursement Date by the
Required Secured Parties and in writing and, thereafter, by Eximbank and in writing.

      Section 8.01. Liens. The Borrower will not, and will not agree to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real, personal or mixed, tangible or intangible) of the Borrower, whether now owned or hereafter acquired, provided that the provisions of this
Section 8.01 shall not prevent the creation, incurrence, assumption or existence of, prior to the Disbursement Date, Lender Credit Permitted Liens and,
thereafter, the following Liens (each, a "Post-Completion Permitted Lien"):

      (a) any tax or other statutory Lien, provided that such lien shall be discharged within sixty (60) days after the Borrower or the General Partner becomes aware or reasonably should have been aware of such Lien (unless contested in good faith by the Borrower, in which case it shall be discharged within thirty (30) days after final adjudication, and provided that during the period of such contest the Borrower sets aside on its books adequate reserves with respect to the contested items);

      (b) Liens created pursuant to the Security Documents;

      (c) purchase-money Liens on any property acquired after the Operation Date provided, however, that (i) any property subject to such purchase-money Lien is acquired by the Borrower in the ordinary course of its business and such purchase-money Lien attaches to such property concurrently or within ninety (90)
days after the acquisition

                                       48

thereof; (ii) the Indebtedness secured by such purchase-money Lien shall not exceed ninety percent (90%) of the lesser of the cost or the fair market value as of the time of the acquisition of the property covered thereby by the
Borrower; (iii) each such purchase-money Lien shall attach only to the property so acquired and fixed improvements thereon; (iv) the Indebtedness secured by all such purchase-money Liens shall not at any time exceed $500,000 (or an equivalent amount in other currency); and (v) the Indebtedness secured by such purchase-money Lien is not otherwise prohibited by the provisions of Section
8.05;

      (d) Liens on property and equipment constituting leases permitted by
Section 8.04; and

      (e) mechanics', materialmen's, carrier's and similar Liens securing obligations incurred in the ordinary course of business which (i) are not past due or which are the subject of a Good Faith Contest by the Borrower (unless during the pendency of such contest or as a result thereof the Liens of the
Security Documents could reasonably be expected to be materially endangered or any material portion of the Site, any Plant, the Power Plant or the Project
could reasonably be expected to become subject to loss or forfeiture) and (ii)
which do not in the aggregate materially detract from the value of the Site, any
Plant, the Power Plant or the Project or other assets of the Borrower or materially impair the use thereof; provided that, upon the commencement of any proceeding to foreclose or enforce any such Post-Completion Permitted Lien,
Eximbank or the Collateral Trustee may take such action as it reasonably deems necessary to protect its interest in the Site, any Plant, the Power Plant or the
Project including, without limitation, payment of amounts reasonably necessary to release any such Lien, and in such event the Borrower shall reimburse
Eximbank or the Collateral Trustee, as the case may be, upon demand for the cost thereof together with interest thereon at a rate per annum equal to (in the case of Eximbank) the higher of (x) the New Borrowing Rate (as defined the Section
3.02(b)) that would be applicable to ____ such amounts if such amounts paid by
Eximbank were deemed to be due from the Borrower on the date paid by Eximbank and not paid by the Borrower when due and (y) the rate specified in Section
3.02(a) plus 1.0% or (in the case of the Collateral Trustee) the Base Rate plus
3.75%.

      Section 8.02. Consolidation, Merger, Sale of Assets, Etc. The Borrower
will not, and will not permit the General Partner to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation.
The Borrower will not (a) convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets (other than electricity and any chemical by-products produced by the
Power Plant) except in the ordinary course of business, or sales of equipment which is uneconomic or obsolete or sales of assets that are no longer used by or useful to the Borrower and which are promptly replaced (if applicable) by adequate substitutes of substantially equivalent utility to the replaced assets;
or (b) purchase or

                                       49

otherwise acquire (in one or a series of related transactions) any part of the property or assets of any Person (other than purchases or other acquisitions of inventory or materials or capital expenditures, each in the ordinary course of business).

      Section 8.03. Dividends; Restricted Payments. The Borrower will not declare or pay any partnership distributions, or return any capital, to the
Partners or authorize or make any other distribution, payment or delivery of property or cash to the Partners as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any general or limited partnership interests now or hereafter outstanding (or any options or warrants issued by the Borrower with respect to any partnership interests)
(collectively, "Restricted Payments") unless:

            (i) such Restricted Payment is permitted by Applicable Law;

            (ii) no Default or Event of Default is then in existence (or would be in existence after giving effect to such Restricted Payment);

            (iii) such Restricted Payment is made in accordance with the provisions of Section 3.02(d)(ii) of the Disbursement Agreement; and

            (iv) such Restricted Payment is made only after the Disbursement
      Date.

      Section 8.04. Leases. The Borrower will not enter into any agreement or arrangement to acquire by lease the use of any property or equipment of any kind, except leases as contemplated by the O&M Parameters, the Construction
Budget or the Annual Budget (in each case as then in effect), or except leases of operating equipment and premises under which the aggregate rental payments
(including, without limitation, any property taxes paid as additional rent or lease payment) do not exceed the equivalent of $400,000 in any Fiscal Year.

      Section 8.05. Indebtedness. (i) The Borrower will not contract, create, incur, assume or suffer to exist any Indebtedness, except for, prior to the
Disbursement Date, Lender Credit Permitted Indebtedness and, thereafter, the following types of Indebtedness ("Post-Completion Permitted Indebtedness"):

      (a) Indebtedness of the Borrower incurred under this Agreement;

      (b) Indebtedness incurred after the Operation Date which is not in a principal amount in excess, in the aggregate of $500,000, at any time and is accrued expenses or current trade accounts payable incurred in the ordinary course of business or obligations under trade letters of credit incurred by the
Borrower in the ordinary course of business,

                                       50

which are to be repaid in full not more than ninety (90) days after the date on which such Indebtedness is originally incurred to finance the purchase of goods by the Borrower;

      (c) Unsecured Senior Working Capital Indebtedness and Subordinated Secured
Working Capital Indebtedness incurred after the Operation Date not exceeding in the aggregate at any one time outstanding $1,500,000, provided that (i)
Unsecured Senior Working Capital Indebtedness shall not exceed $500,000 at any one time outstanding; (ii) any and all Subordinated Secured Working Capital
Indebtedness shall be subordinated to the payment of the Eximbank Credit in accordance with the provisions of Schedule 8.05(c); (iii) any and all
Subordinated Working Capital Lenders shall, prior to the date on which any
Subordinated Secured Working Capital Indebtedness is incurred, become party to the Collateral Trust Agreement and deliver to the Collateral Trustee and
Eximbank an opinion of counsel to such Subordinated Working Capital Lender reasonably satisfactory to Eximbank to the effect that the subordination terms set forth in Schedule 8.05(c) hereto constitute the binding obligations of such
Subordinated Working Capital Lender enforceable in accordance with their respective terms (subject to customary qualifications); and (iv) any
Subordinated Working Capital Lender consisting of Ormat or an Affiliate of Ormat shall (if it is not a party thereto) accede to the Mortgage, Assignment and
Pledge Agreement and pledge and deliver to the Collateral Trustee the executed original of the Subordinated Note evidencing its Subordinated Working Capital
Loans;

      (d) Third Party Subordinated indebtedness in an outstanding principal amount not to exceed $2,500,000 at any time; provided, however, that (i) any and all Third Party Subordinated Indebtedness shall be subordinated to the payment of the Eximbank Credit in accordance with the provisions of Schedule 8.05(c) and
(ii) any and all Third Party Subordinated Lenders shall, prior to the date on which such Indebtedness is incurred, become party to the Collateral Trust
Agreement and deliver to the Collateral Trustee and Eximbank an opinion of counsel to such Third Party Subordinated Lender reasonably satisfactory to
Eximbank to the effect that the subordination terms set forth in Schedule
8.05(c) hereto constitute the binding obligations of such Third Party
Subordinated Lender enforceable in accordance with their respective terms
(subject to customary qualifications);

      (e) Indebtedness secured by purchase money Liens incurred after the
Operation Date and otherwise permitted under Section 8.01(c);

      (f) Indebtedness constituting lease obligations permitted under Section
8.04;

      (g) Optional Subordinated Loans, Standby Subordinated Loans and Post-
Completion Standby Subordinated Loans in an aggregate outstanding principal amount not to exceed at any time the sum of $5,000,000 plus the outstanding principal amount of

                                       51

any Optional Subordinated Loans made by Ormat pursuant to the terms of the
Development Agreement, and which bear interest at a rate not in excess of 10%
per annum; provided, that (i) any and all Optional Subordinated Loans, Standby
Subordinated Loans and Post-Completion Standby Subordinated Loans shall be subordinated to the payment of the Eximbank Credit in accordance with the provisions of Schedule 8.05(c) and the Collateral Trust Agreement; (ii) all
requirements of the Collateral Trust Agreement shall have been satisfied prior to (or contemporaneous with) the incurrence thereof; and (iii) the Person making such Optional Subordinated Loans, Standby Subordinated Loans and Post-Completion
Standby Subordinated Loans shall (if it has not previously done so) pledge
(pursuant to an instrument substantially similar in form and scope to Part D of the Mortgage, Assignment and Pledge Agreement) and deliver to the Collateral
Trustee the executed original of the Subordinated Note or Subordinated Notes evidencing its Optional Subordinated Loans, Standby Subordinated Loans or
Post-Completion Standby Subordinated Loans, as the case may be;

      (h) Affiliated Reimbursement Obligations; and

            (i) Contingent Obligations permitted under Section 8.06.

            (ii) The Borrower agrees that it will not obligate itself to make regularly scheduled payments during the period when the Eximbank Credit is outstanding of or on any Permitted Indebtedness that is Indebtedness for
      Borrowed Money other than quarterly and other than on a Permitted Payment
      Date or a date occurring no earlier than eight (8) days after and no later than fifteen (15) days after a Permitted Payment Date.

      Section 8.06. Guarantees. Without limitation to the restrictions of
Section 8.05 hereof, from and after the Disbursement Date, the Borrower will not enter into or have outstanding any Contingent Obligations, including without limitation any agreement or arrangement to guarantee or, in any way or under any condition, become obligated for all or any part of any Indebtedness or other obligation of another Person, except that, notwithstanding the restrictions of this Section 8.06 or Section 8.05 hereof, the Borrower may enter into (a) the
Accession Undertaking, (b) Contingent Obligations set forth in the then-current
Construction Budget or Annual Budget and identified as Contingent Obligations in any such budget so as to permit a determination of the Borrower's compliance with this Section 8.06, (c) an obligation, not secured by any Lien, to (i)
reimburse the BOT Operation Performance Security Issuer for amounts paid to
PNOC-EDC under the BOT Operation Performance Security, provided that such obligation is subordinated to the prior payment in full of the Eximbank Secured
Obligations on the terms set forth in Schedule 8.05(c), or (ii) reimburse Ormat
International or one or both of the Affiliated Funding Entities for Affiliated
Reimbursement Obligations, provided that such obligation is subordinated to the prior payment in full of the Eximbank Secured

                                       52

Obligations on the terms set forth in Schedule 8.05(c) and payment is made solely out of funds available to the Borrower for the payment of Affiliated
Reimbursement Obligations as set forth in Section 3.02(d)(ii) of the
Disbursement Agreement, and (d) other Contingent Obligations to the extent that the amount of all such other Contingent Obligations does not exceed, in the aggregate, $50,000 (or the equivalent in other currency).

      Section 8.07. Subsidiaries; Advances, Investments and Loans. The Borrower
will not form or have any Subsidiaries, lend money or credit or make deposits
(other than deposits in relation to the payment for goods and equipment in the ordinary course of business) with or advances (except as specifically required by the Construction Contract or the Supply Contract) to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that the Borrower may use idle cash to acquire and hold Cash Equivalents solely to give employment to its idle resources in accordance with the Disbursement Agreement.

      Section. 8.08. Transactions. From and after the Disbursement Date, the
Borrower will not (a) enter into or have in effect any transaction or series of related transactions with any Person other than in the ordinary course of business and on an arm's-length basis or (b) establish or have in effect any sole and exclusive purchasing or sales agency, or enter into any transaction whereby the Borrower might receive less than the full ex-works commercial price
(subject to normal trade discounts) for electricity or pay more than ex-works commercial price for products of others, provided, however, that nothing in this
Section 8.08 shall be deemed to prohibit the execution, delivery, declaring effective and performance by the Borrower of the BOT Agreement, the Construction
Contract, the Supply Contract, the Keystone Agreement, the O&M Support
Undertaking, the Assignment and Assumption Agreement, contracts contemplated by the O&M Parameters (including those relating to employee training and secondment of employees), the Funding Agreement or the Lender Credit Agreement.

      Section 8.09. Other Transactions. From and after the Disbursement Date, the Borrower will not enter into or have in effect any partnership, profit-sharing, or royalty agreement or other similar arrangement whereby the
Borrower's income or profits are, or might be, shared with any other Person, or enter into or have in effect any management contract or similar arrangement whereby its business or operations are managed by any other Person, provided, however, that nothing in this Section 8.09 shall be deemed to prohibit the execution, delivery, declaring effective and performance by the Borrower of the contracts contemplated by the O&M Parameters and the Funding Agreement.

      Section 8.10. Modifications to Partnership Agreement of Borrow; Additional
Agreements; Assignments and Modifications of Agreements; Etc.

                                       53

      (a) The Borrower will not (i) amend or modify its Partnership Agreement or other Organization Documents (ii) change its Fiscal Year or (iii) materially change the nature of its present business.

      (b) The Borrower will not become a party to any agreement, contract or commitment (other than (i) (w) the agreements identified in clauses (i) through
(xiv), inclusive, (xvi), (xvii) and (xviii) of the definition of the term
Operating Agreements set forth in Schedule X hereto, but not replacements thereof, (x) the Financing Documents, (y) agreements, contacts or commitments contemplated by the O&M Parameters (including those relating to employee training, secondment of employees and vehicle rentals), the then-current
Construction Budget, the then-current Annual Budget or the Funding Agreement and
(z) agreements, contracts or commitments in respect of Post-Completion Permitted
Indebtedness) which, individually, creates after the Disbursement Date an annual financial obligation of the Borrower in excess of $75,000 (or the equivalent in other currency) or (ii) which would cause the aggregate annual financial obligations of the Borrower after the Disbursement Date under all agreements, contracts and commitments (other than those specified in clauses (w) through (z)
immediately above) to which the Borrower is a party to exceed $150,000 (or the equivalent in other currency).

      (c) Except as contemplated by the Assignment and Assumption Agreement, the
Borrower shall not, directly or indirectly, terminate, cancel or suspend, or permit or consent to any termination, cancellation or suspension of, or enter into or consent to or permit the assignment of the rights or obligations of any party to, any of the Project Documents; provided, however, that prior to the
Disbursement Date and without the prior written consent of the Required Secured
Parties or Eximbank the Borrower may do, permit to be done or consent to any of the foregoing if (i) the Project Document which is the subject of the proposed termination, cancellation, suspension or assignment is an Insurance Contract
(other than an Insurance Contract pertaining to the operation of the Power
Plant) pertaining to the construction of the Power Plant and the Administrative
Agent, after consultation with the Insurance Consultant, shall have consented thereto or (ii) the Project Document which is the subject of the proposed termination, cancellation, suspension or assignment is a non-material
Governmental Approval or an agreement, commitment or understanding described in clause (xv) of the definition of the term "Operating Agreements" set forth in
Schedule X hereto and, in each case, the Administrative Agent shall have reasonably determined that such termination, cancellation, suspension or assignment is not reasonably likely to have a Material Adverse Effect and so notified Eximbank. The Borrower shall not, directly or indirectly amend, modify, supplement or waive, or permit or consent to the amendment, modification, supplement or waiver of, or request a waiver of, any of the provisions of, or give any consent under, any of the Project Documents (except for change orders under the Construction Contract or the Supply Contract or Change in the Work and

                                       54

amendments, modifications, supplements or waivers that, in any such case, have no, or could not reasonably be expected to have any, adverse effect on the rights, benefits, obligations or duties of the Borrower existing on or arising after the Disbursement Date, or the current or prospective operation of any of the Plants or the value of any of the Collateral) without first obtaining the written consent of Eximbank to such proposed or requested amendment, supplement, waiver, or consent (provided, however, that if in any Project Document the consent of the Borrower to an assignment by the other party thereto cannot be unreasonably withheld, the consent of Eximbank to such an assignment shall not be unreasonably withheld). Notwithstanding the foregoing, the Borrower shall not, without the prior written consent of Eximbank (i) directly or indirectly, amend, modify, supplement or waive, or permit or consent to the amendment, modification, supplement or waiver of, (x) any provision of Article 9 of the BOT
Agreement or (y) any other provision of the BOT Agreement governing the terms and conditions of, or the events or circumstances giving rise to the Borrower's or PNOC-EDC's right to require, a buyout of the Power Plant (as defined in the
BOT Agreement); (ii) enter into or permit or grant any amendment or modification of the BOT Agreement or any supplement to or waiver thereunder which is reasonably likely to have an adverse financial impact on the Borrower
(including, without limitation, on the amounts of or timing of payments to the
Borrower under the BOT Agreement); (iii) the definitions of Guaranteed Net Plant
Steam Rate, Net Plant Steam Rate, Performance Tests, Net Deliverable Capacity
Guarantee and Reliability Guarantee, set forth in the Construction Contract; or
(iv) Exhibit E to the Construction Contract.

      (d) Other than the assignment as security of the Project Documents to the
Collateral Trustee as security for the benefit of the Secured Parties, the
Borrower will not assign (except with respect to Permitted Liens) any of its rights or obligations under any Project Document without the prior written consent of Eximbank.

      (e) The Borrower will not take any action under Article 9 of the BOT
Agreement to require a Buyout without the prior written consent of Eximbank.

      (f) From and after the Disbursement Date, without the prior written consent of Eximbank, the Borrower will not refund to PNOC-EDC (but may credit to
PNOC-EDC) any amount described in the penultimate paragraph of Section 5.4 of the BOT Agreement.

      (g) From and after the Disbursement Date, the Borrower shall not claim for itself Force Majeure as provided in Article 14 of the BOT Agreement, Section 22 of the Construction Contract or Section 22 of the Supply Contract without the prior written consent of Eximbank (in consultation with the Independent
Engineer).

                                       55

      (i) The Borrower shall not agree to any proposed revised testing protocols in accordance with the final paragraph of Section 13.5 of the Construction
Contract without the prior written consent of Eximbank.

      Section 8.11. No Other Business. Without the prior written consent of
Eximbank and except as contemplated by Section 8.07 hereof, the Borrower will not carry on any business other than in connection with the completion and operation of the Project and will take no action whether by acquisition or otherwise which would constitute or result in any material alteration to the nature of that business or the nature or scope of the Project.

      Section 8.12. Abandonment. From and after the Disbursement Date, the
Borrower will not abandon or agree to abandon the Project or place it or agree to place it on a "care and maintenance" basis for more than fourteen (14) days in any calendar year, provided, however, that (i) nothing in this Section shall prevent the Borrower from shut-downs necessary for repairs and maintenance at any of the Plants or from putting any of the Plants on a "care and maintenance basis" during any Force Majeure (as defined in the BOT Agreement) not within the control of the Borrower which Force Majeure prevents the Borrower from developing, constructing or operating such Plant; and (ii) nothing in this
Section 8.12 shall be deemed to waive or limit in any way the right of Eximbank to declare an Event of Default as provided in Section 9 hereof, including without limitation Sections 9.06 and 9.07 hereof.

      Section 8.13. Improper Use. The Borrower will not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, any portion of the Site or any Plant for any purpose:

      (a) which may be dangerous, unless safeguarded as required by Applicable
Law (provided, however, that this clause (a) shall not be deemed to prohibit the
Borrower from carrying out the Project in accordance with the terms of the BOT
Agreement and the Construction Contract in a reasonable and prudent manner);

      (b) which violates any Applicable Law in any material respect;

      (c) which may constitute a public or private nuisance resulting in a
Material Adverse Effect;

      (d) which may make void, voidable, or cancelable, or increase the premium of, any insurance then in force with respect to the Site or Project or any part thereof unless, in the case of an increase in premium, the Borrower gives proof of payment of such increase; or

                                       56

      (e) otherwise than for the intended purpose thereof in the construction, operation and maintenance of the Plants.

      Section 8.14. Budgets. From and after the Disbursement Date the Borrower will not make expenditures in any Fiscal Year in excess of the projected annual
Operating and Maintenance Costs (including Contingent O&M Amount) set forth in the Annual Budget for such Fiscal Year except for:

      (a) emergency operating costs amounts funded with funds available to the
Borrower pursuant to payment of priorities SIXTH, SEVENTH, EIGHTH or NINTH of
Section 3.02(d)(ii) of the Disbursement Agreement and, to the extent that such funds are not sufficient for such purpose: (i) proceeds of Unsecured Senior
Working Capital Indebtedness or Subordinated Secured Working Capital
Indebtedness permitted under Section 8.05; (ii) proceeds of Optional
Subordinated Loans or Third Party Subordinated Loans permitted under Section
8.05; (iii) proceeds of additional capital contributions to the Borrower; or
(iv) withdrawals from the Debt Reserve Cash Collateral Account permitted under
Section 3.03(b) of the Disbursement Agreement;

      (b) provided no Event of Default has occurred and is continuing, expenditures not to exceed in any Fiscal Year in the aggregate $400,000 (or the equivalent in other currency) required as a result of casualties for which the
Borrower is, in its good faith judgment, insured; provided that (A) the Borrower promptly files a claim or claims for reimbursement under such insurance for any such casualty, (B) the Borrower uses its best efforts to expedite payment of such claims, and (C) the proceeds from any such insurance claims, shall be paid into the Contingency Account; and

      (c) provided no Event of Default has occurred and is continuing, non-budgeted payments of amounts for which the Borrower is liable to PNOC-EDC under Article 4.11 of the BOT Agreement, not to exceed, without the consent of the Required Secured Parties, $5,700.000.

      Section 8.15. Press Releases; Advertising. If the Borrower shall issue, or if the Borrower shall obtain knowledge that any other Person has issued, any press release or other announcement or advertisement that refers to the provision of financing or other support by Eximbank for the Project, the
Borrower shall promptly notify Eximbank thereof and promptly deliver to Eximbank a copy of such press release or other announcement or advertisement.

      Section 8.16. Employees and Employee Plan. The Borrower shall not adopt, establish, maintain, sponsor, administer, contribute to, participate in, or incur any liability under or obligation to contribute to, any Plan or incur any liability to provide post-

                                       57

retirement welfare benefits, except such liability to provide post-retirement welfare benefits as required by Applicable Law.

      Section 8.17. Name Changes; Etc. The Borrower shall not change its name without the prior written consent of Eximbank. The Borrower shall not adopt or change any trade name or fictitious business name without the prior written consent of Eximbank. The Borrower shall execute and deliver to Eximbank and the
Collateral Trustee any additional documents or certificates necessary or advisable to reflect any permitted adoption of or change in its name, trade name or fictitious business name.

      Section 8.18. Equity Ratio. On and after the Disbursement Date, the
Borrower shall not permit the Equity Ratio at any time to be less than 25:75
(which, for the avoidance of doubt, shall be calculated in accordance with generally accepted accounting principles as in effect in the United States from time to time).

      Section 8.19. Payments on Subordinated Debt. Without the prior written consent of Eximbank, the Borrower will not make any payment or delivery of property or cash to any Person on account of any Subordinated Secured Obligation or other subordinated debt or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any Subordinated Secured Obligations or other subordinated debt now or hereafter outstanding, or set aside any funds for any of the foregoing purposes collectively, "Subordinated Debt Payments")
unless:

      (i) such Subordinated Debt Payment is permitted by Applicable Law;

      (ii) no Default or Event of Default is then in existence (or would be in existence after giving effect to such Subordinated Debt Payment);

      (iii) such Subordinated Debt Payment is made only after the Disbursement
Date; and

      (iv) such Subordinated Debt Payment is made in accordance with the provisions of Section 3.02(d)(ii) of the Disbursement Agreement.

      Section 8.20. Limitation on Sale or Re-Export of the Items. The Borrower
shall not, without the prior written consent of Eximbank, sell the Items or use or permit the use of the Items in any country other than the Borrower's Country.
In no event shall the Borrower sell, use or permit the use of any Item in any
Excluded Country.

                                       58

                          SECTION 9. EVENTS OF DEFAULT

      Notwithstanding anything herein or in any of the Financing Documents or elsewhere to the contrary, upon the occurrence of any of the following events
(each of the following events, an "Event of Default"):

      Section 9.01. Payment. The Borrower shall (a) default in the payment when due of any principal of or interest on the Eximbank Note or any other amount owing under this Agreement or the Eximbank Note, (b) default in the payment when due (after giving effect to any grace periods provided in the relevant Financing
Document) of any principal of or interest on, or any other amount owing under, any other Financing Document save for any default arising by reason of a failure of the Collateral Trustee to make any payment where funds are available and payable pursuant to the Disbursement Agreement to meet such payment; or

      Section 9.02. Representations, Etc. Any representation or warranty confirmed or made in any Project Document by the Borrower or any Obligor which is an Affiliate of the Borrower, or in any writing provided by any of the them in connection with the execution and delivery of, or in connection with any disbursement under any of the Lender Credit Agreement or this Agreement or for a payment of monies from any Account by the Collateral Trustee, shall be found to have been incorrect in any material respect when made or deemed to be made and, if remediable, shall continue to be incorrect for a period of thirty (30) days after note thereof shall have been given to the Borrower by Eximbank; or

      Section 9.03. Covenants. (a) The Borrower shall fail to perform or observe any covenant, term or agreement contained in Sections 2.01 (Amount of the
Eximbank Credit; Use of Proceeds), 7.03 (Maintenance of Property; Insurance),
7.14 (Debt Reserve Cash Collateral Account), 8.01 (Liens), 8.02 (Consolidation,
Merger, Sale of Assets, Etc.), 8.03 (Dividends; Restricted Payments), 8.04
(Leases), 8.05 (Indebtedness), 8.06 (Guarantees), 8.07 (Subsidiaries; Advances,
Investments and Loans), 8.10(a), (f) and (g) (Modifications to Partnership
Agreement of Borrower; Additional Agreements; Assignments and Modifications of
Agreements; Etc.), 8.11 (No Other Business); 8.18 (Equity Ratio); Section 8.19
(Payments on Subordinated Debt); or

      (b) The Borrower or any Obligor which is an Affiliate of the Borrower shall fail to perform or observe any other covenant, term or agreement contained in this Agreement or any other Project Document and such failure shall not be remediable or, if remediable, shall continue unremedied for a period of thirty
(30) days after the earlier of (i) the date on which such failure shall have first become known to the Borrower and (ii) the date on which written notice thereof shall have been received by the Borrower from Eximbank; provided that if
(A) such failure cannot be cured within such thirty (30)

                                       59

day period, (B) such failure in the reasonable judgment of the Independent
Engineer or Eximbank is susceptible of cure, (C) the Borrower is proceeding with diligence and in good faith to cure such failure, (D) the existence of such failure in the reasonable judgment of Eximbank has not had and is not reasonably likely to have a Material Adverse Effect and (E) Eximbank shall have received an officer's certificate signed by a Financial Officer of the Borrower to the effect of clauses (A), (B) and (C) above, certifying that the existence of such failure has not had and is not reasonably likely to have a Material Adverse
Effect and stating what action the Borrower is taking to cure such failure, then, such thirty (30) day cure period shall be extended by up to an additional sixty (60) days as shall be necessary for the Borrower diligently to cure such failure; or

      Section 9.04. Default Under Other Agreements. (a) The Borrower shall (i)
default in any payment of any Indebtedness For Borrowed Money (other than as provided in Section 9.01) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness For Borrowed Money was created or (ii) default (other than in the manner referred to in clause (i)) in the observance or performance of any agreement or condition relating to any
Indebtedness For Borrowed Money (other than as provided in Section 9.01) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which such default or other event or condition is to (x) cause any such Indebtedness
For Borrowed Money to become due prior to its stated maturity or (y) if such
Indebtedness For Borrowed Money ranks pari passu in right of payment with the
Eximbank Secured Obligations, permit the Person to whom such Indebtedness For
Borrowed Money is owed to declare the same due and payable prior to the stated
maturity thereof; or

      (b) any Indebtedness For Borrowed Money of the Borrower shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

      (c) any Obligor (other than PNOC-EDC, Ormat and the BOT Operation
Performance Security Issuer) shall (i) default in any payment of any
Indebtedness For Borrowed Money in an aggregate principal amount exceeding the equivalent of $2,000,000 beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness For Borrowed Money was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness For Borrowed Money in an aggregate principal amount exceeding the equivalent of $2,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause any such Indebtedness For Borrowed Money to become due prior to its stated maturity; or

                                       60

      (d) Ormat shall (i) default in any payment of any Indebtedness For
Borrowed Money in an aggregate principal amount exceeding $4,000,000 beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness For Borrowed Money was created or (ii) default in the observance or performance of any agreement or condition relating to any
Indebtedness For Borrowed Money in an aggregate principal amount exceeding
$4,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause any such Indebtedness
For Borrowed Money to become due prior to its stated maturity; provided, however, that if one or more of the events described in this clause (d) shall occur after the date on which Ormat shall cease to be an Obligor, the occurrence of such event or events shall not be deemed an Event of Default unless, in the reasonable judgment of the Required Secured Parties, the occurrence of such event or events has had or is reasonably likely to have a material adverse effect on the operations, business, condition (financial or otherwise) or property of the Borrower; or

      (e) any indebtedness For Borrowed Money in an aggregate principal amount exceeding the equivalent of $2,000,000 of any Obligor (other than PNOC-EDC,
Ormat and the BOT Operation Performance Security Issuer), or any Indebtedness
for Borrowed Money in an aggregate principal amount exceeding $4,000,000 of
Ormat, shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, and, if such Obligor is the Construction Supplier, the existence of such Indebtedness For Borrowed Money that has been declared due and payable prior to the stated maturity thereof, in the reasonable judgment of Eximbank, has had or is reasonably likely to have a Material Adverse Effect; provided, however, that if one or more of the events described in this clause (e) with respect to the Indebtedness For Borrowed Money of Ormat or Ormat International,
as the case may be, shall occur after the date on which Ormat or Ormat
International, as the case may be, shall cease to be an Obligor, the occurrence of such event or events shall not be deemed an Event of Default unless, in the reasonable judgment of Eximbank, the occurrence of such Event or events has had or is reasonably likely to have a Material Adverse Effect; or

      (f) a default shall have occurred in the performance of any material obligation by (i) any Obligor (other than the BOT Operation Performance Security
Issuer) or the Republic under any of the Project Documents to which such Person is a party and such default shall continue unremedied beyond the period of grace, if any, extended to such Person with respect to such default, as specified in the Project Document under which such obligation was created or
(ii) any other party (other than the Persons referred to in clause (i) of this
Section 9.04(f)) under any of the Project Documents and the existence of such default in the reasonable judgment of Eximbank has had or is reasonably likely to have a Material Adverse Effect (and has not been cured within 60 days); or

                                       61

      Section 9.05. Bankruptcy, Etc. (a) There shall have been entered against the Borrower or any Obligor (other than the BOT Operation Performance Security
Issuer or PNOC-EDC) a decree or order by a court adjudging the Borrower or such
Obligor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the
Borrower or such Obligor under any Applicable Law; or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the
Borrower or such Obligor or of any substantial part of its property or other assets, or ordering the winding up or liquidation of its affairs, or the institution by the Borrower or such Obligor of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it; or the filing by it of a petition or answer or consent seeking reorganization or debt relief under any Applicable Law; or
the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Borrower or any such Obligor or of any substantial part of its property; or the making by it of an assignment for the benefit of creditors; or
the admission by it in writing of its inability to pay its debts generally as they become due; or any other event shall have occurred which under any
Applicable Law would have an effect analogous to any of those events listed above in this subsection with respect to the Borrower or any such Obligor; or
any corporate action is taken by the Borrower or any such Obligor for the purpose of effecting any of the foregoing; provided that any reorganization or reconstruction of a company while solvent with the prior consent of Eximbank shall not be held to constitute any event mentioned in this paragraph; and
provided, further, that in connection with any Obligor, no Event of Default shall be declared under this Section 9.05 if (x) such Person has fully complied and continues to fully comply with all of its obligations under all Project
Documents to which such Person is a party and (y) in the reasonable judgment of
Eximbank, such Event of Default has not had and is not reasonably likely to have a Material Adverse Effect; or

      (b) The General Partner shall convene a meeting of creditors, or shall convene a meeting of its board of directors (or such other applicable controlling body or persons) to determine whether to commence voluntary bankruptcy proceedings; or

      Section 9.06. Project Events. (a) The Borrower shall cease to have the right to possess and use all or any portion of the Site; or

      (b) any event shall have occurred which entitles the Borrower or PNOC-EDC to give a notice under Section 9.1 of the BOT Agreement; or

      (c) the Borrower shall (except as permitted by Section 8.02 hereof) sell or otherwise dispose of any of its interest in the Project; or

                                       62

      (d) an event or circumstance described in subclause (a), (b), (c) or (d)
of Section 15.4.1 of the BOT Agreement shall have occurred, it being understood that for purposes of this Section 9.06(d), the words "one-hundred twenty (120)"
or "120" contained in subclauses (b) and (c) of Section 15.4.1 of the BOT
Agreement shall be replaced with the words "sixty (60)" in each place where such words appear and the words "one hundred fifty (150)" or "150" contained in subclause (d) of Section 15.4.1 of the BOT Agreement shall be replaced by the words "ninety (90)" in each place where such words appear; or

      (e) an event or circumstance described in subclause (a), (b) or (c) of
Section 15.4.2 of the BOT Agreement shall have occurred, it being understood that for purposes of this Section 9.06(e), the words "one-hundred twenty (120)"
contained in subclauses (b) and (c) of Section 15.4.2 of the BOT Agreement shall be replaced with the words "sixty 60" in each place where such words appear; or

      (f) the Borrower shall have received notice from PNOC-EDC under Section
15.2(c) of the BOT Agreement and shall have failed to cure the underlying BOT
Agreement default giving rise to such notice within 15 days after Borrower's receipt thereof; provided, however, that if following the receipt of such notice and prior to Eximbank taking action pursuant to an Event of Default under this
Section 9.06(f), (i) the Borrower and PNOC-EDC shall have agreed in writing to one or more fixed extensions of the period provided for in Section 15.2(c) of the BOT Agreement and (ii) the Borrower shall have provided Eximbank, in the case of each such extension, with an opinion of Philippine counsel reasonably satisfactory to Eximbank to the effect that such extension is legal, valid, binding and enforceable, then an Event of Default under this Section 9.06(f)
shall have occurred only if the Borrower shall have failed to cure the underlying BOT Agreement default giving rise to such notice from PNOC-EDC on or prior to the date falling 15 days prior to the expiry of any such extended period; or

      Section 9.07. Material Adverse Effect. One or more events, conditions or circumstances (including without limitation Force Majeure as defined in Sections
14.1(a) and 14.1(b) of the BOT Agreement) shall exist or shall have occurred which, in the reasonable judgment of Eximbank is reasonably likely to have a
Material Adverse Effect; or

      Section 9.08. Project Documents; Security Document. (a) This Agreement or
any of the other Financing Documents or any of the BOT Agreement, the Supply
Contract, the Construction Contract, the Keystone Agreement or any provision hereof or thereof (i) is or becomes invalid, illegal or unenforceable or any party thereto (other than Eximbank or any Lender Financing Secured Party) shall so assert, or (ii) ceases to be in full force and effect, or shall cease to give the Secured Parties the Liens, rights, powers

                                       63

and privileges purported to be created thereby or hereby or any party thereto
(other than Eximbank or any Lender Financing Secured Party) shall so assert; or

      (b) any of the Project Documents (other than the Financing Documents or any of the BOT Agreement, the Supply Contract, the Construction Contract or the
Keystone Agreement) or any material provision thereof (i) is or becomes invalid, illegal or unenforceable or any party thereto (other than Eximbank or any Lender
Financing Secured Party) shall so assert, and such default shall have continued
for a period of thirty (30) days after notice thereof shall have been given to the Borrower by Eximbank, or (ii) ceases to be in full force and effect, or shall cease to give the Secured Parties the Liens, rights, powers and privileges purported to be created thereby such that the interests of the Secured Parties are adversely affected to a material extent; or

      (c) except as permitted by Section 8.01 hereof, the Security or any component part thereof for any reason fails to constitute a valid and perfected first priority Lien or ceases to be in full force and effect or the Borrower or the grantor or pledgor thereof shall so assert; or

      Section 9.09. Ownership of the Borrower. (a) Orleyte Company shall cease to be the sole general partner of the Borrower; or

      (b) Ormat shall cease to maintain Control (as defined below) of the
Borrower or Orleyte Company or, without the prior written consent of Eximbank, one or more sales or other transfers, directly or indirectly, of any limited partnership interest in the Borrower, shall have occurred such that, after giving effect thereto, either (x) Ormat would own, directly or indirectly, less than 66 2/3% of the aggregate partnership interests in the Borrower free and clear of all Liens (other than the Liens created by the Security Documents) or
(y) Ormat and any of its Affiliates would have received, directly or indirectly, aggregate gross proceeds on account of the sale or other transfer of limited partnership interests of the Borrower exceeding an amount equal to 40% of the capitalization of the Borrower as at the Disbursement Date (for purposes of this
Section 9.09, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a
Person, including operating and maintenance decisions, whether through ownership of voting interests, by contract, or otherwise); or

      (c) The Borrower shall, without the prior consent of Eximbank, permit or suffer to occur any sale, assignment or transfer of any limited partnership interest in the Borrower, or issue or have outstanding any securities convertible into or exchangeable for limited partnership interests in the
Borrower or issue or grant or have outstanding any rights to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreements, arrangements or understandings providing for the issuance (contingent

                                       64

or otherwise) of, or any calls, commitments or claims of any character relating to any limited partnership interest in the Borrower; provided, however, that, if at all times 100% of the general and limited partnership interests in the
Borrower remain subject to a Lien in favor of the Collateral Trustee pursuant to the terms of the Mortgage, Assignment and Pledge Agreement (or any similar security document acceptable to Eximbank) and the Collateral Trustee remains in possession of all of the certificates evidencing partnership interests in the
Borrower together with undated transfer powers endorsed in blank, an Event of
Default shall not be deemed to have occurred under this Section 9.09(c) if (i)
at any time after the date hereof Orleyte Company sells, assigns or transfers limited partnership interests in the Borrower representing not more than 10% of the aggregate partnership interests in the Borrower to each of (x) Itochu pursuant to the terms of the Itochu MOU and (y) EPDCI (or an Affiliate thereof)
on terms no less favorable to Ormat and its Affiliates than those in the Itochu
MOU and (ii) at any time from and after the Disbursement Date (A) any sale, assignment or transfer referred to in this Section 9.09(c), (B) full dilution of the limited partnership interests in the Borrower by the methods noted above in this Section 9.09(c) or (C) any combination thereof would not have the effect of reducing below 66 2/3% the aggregate direct or indirect ownership of Ormat in the Borrower; or

      Section 9.10. Judgments. One or more judgments or decrees shall be entered
(i) against the Borrower or any Partner involving in the aggregate a liability not paid or fully covered by insurance) of $2,000,000 or more; or (ii) prior to the date on which Ormat shall cease to be an Obligor, against Ormat involving in the aggregate a liability (not paid or fully covered by insurance) of $4,000,000 or (ii) prior to the date on which Ormat International shall cease to be an
Obligor, against Ormat International involving in the aggregate a liability (not paid or fully covered by insurance) of $2,000,000 or more; or (iv) prior to the date on which the Construction Contractor shall cease to be an Obligor, against the Construction Contractor involving in the aggregate a liability (not paid or fully covered by insurance) of $2,000,000 or more, which liability, in the reasonable judgment of the Required Secured Parties, has had or is reasonably likely to have a Material Adverse Effect; or (v) prior to the date on which the
Construction Supplier shall cease to be an Obligor, against the Construction
Supplier involving in the aggregate a liability (not paid or fully covered by insurance) of $2,000,000 or more, which liability, in the reasonable judgment of the Required Secured Parties, has had or is reasonably likely to have a Material
Adverse Effect; or (vi) prior to the date on which any other Obligor ceases to be an Obligor, against such Obligor involving in the aggregate a liability (not paid or fully discharged by insurance) of $2,000,000 or more, which liability in the reasonable judgment of the Required Secured Parties has had or is likely to have a Material Adverse Effect; and in any such case all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days after the entry thereof; or

                                       65

      Section 9.11. Governmental Action. Any government or Governmental
Authority shall have condemned, nationalized, seized, or otherwise expropriated all or any substantial part of the property or other assets of the Borrower or of its general or limited partnership interests or shall have assumed custody or control of such property or other assets or of the business or operations of the
Borrower or of its general or limited partnership interests or shall have taken any action for the dissolution or disestablishment of the Borrower or any action that would prevent the Borrower or its officers from carrying on its business or operations or a substantial part thereof; or

      Section 9.12. Permits. The Borrower or any Obligor shall fail to obtain, renew, maintain or comply in all material respects with any Governmental
Approval set forth in Schedule 5.01(t) hereof or any license, approval or consent referred to in Section 5.2(c) of the Lender Credit Agreement; or any
such Governmental Approval or license, approval or consent shall be rescinded, terminated, suspended, modified or withheld or shall be determined to be invalid or shall cease to be in full force and effect; or any proceeding shall be commenced by or before any Governmental Authority for the purpose of rescinding, terminating, suspending, modifying or withholding any such Governmental Approval or license, approval or consent and such proceeding is not dismissed within 60 days; and such failure, rescission, determination of invalidity, termination, suspension, modification, withholding, cessation or commencement is reasonably likely to have a Material Adverse Effect; or

      Section 9.13. Transfer of Collateral; Event of Loss; Diminution of
Property Rights. (a) Title to or any right in all or any part of (i) the
Mortgage Collateral, (ii) any of the Plants or (iii) any other collateral purported to be covered by the Security Documents (other than as permitted pursuant to this Agreement, including Section 8.02 hereof) shall become vested in any party other than the party named as owner and/or holder thereof in the applicable Security Document, whether by operation of law or otherwise, or (iv)
there shall have occurred an Event of Loss; or

      (b) Except as otherwise permitted pursuant to this Agreement, the Borrower hereafter grants any easement or dedication, files any plat, declaration or restriction or enters into any lease or sub-lease concerning the Site or any portion thereof, the Mortgage Collateral or any of the Plants and the effect thereof is determined by Eximbank, in its reasonable discretion, to be material and adverse to the Site or such portion, the Mortgage Collateral, such Plant or
Plants or the Borrower; or

      Section 9.14. Regulatory Status. The Borrower shall fail to remain continuously exempt from all regulation under PUHCA as a result of being a
"foreign utility company" under Section 33 of PUHCA or otherwise; or

                                       66

      Section 9.15. ERISA. Any of the following events occur or exist with respect to the Borrower or, in the case of (a) through (e) below, any ERISA
Affiliate: (a) any Termination Event with respect to any Plan; (b) any event or circumstance that is reasonably likely to constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the imposition of liability in respect of any Pension Plan (other than a liability to the PBGC for insurance premiums the payment of which is not yet due); (c) any Pension Plan shall have an accumulated funding deficiency as defined in Section 412 of the
Code or Section 302 of ERISA; (d) any Plan intended to be qualified under
Section 401(a) or 401(k) of the Code shall be disqualified; (e) any Plan shall be subject to an excise tax pursuant to Code Section 4980B or shall fail to comply with Sections 601-606 (inclusive) of ERISA; (f) the Borrower provides employee welfare benefits to retirees other than statutorily required or pursuant to Section 601 et seq. of ERISA and Section 4980B of the Code; or (g)
the Borrower incurs liability under or relating to any Plan resulting from a violation of ERISA, the Code and/or any other applicable law, including without limitation the Age Discrimination in Employment Act, the Americans With
Disabilities Act and Title VII of the Civil Rights Act, each as amended; and in each case above, such event or condition, individually or in the aggregate, together with all other such events or conditions, if any, is reasonably likely to subject the Borrower to any tax, penalty, or other liability to a Plan, a
Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate has had or is reasonably likely to have a Material Adverse Effect;
or the Borrower or any ERISA Affiliate shall fail to pay when due an amount or amounts which it shall have become liable to pay under Title IV or ERISA or as a contribution to a Pension Plan and/or Multiemployer Plan which, as a result, has had or is reasonably likely to have a Material Adverse Effect; or

      Section 9.16. Funding Agreement. Ormat International, Inc. shall fail to cause the Affiliated Funding Entities to make any Post-Completion Standby
Subordinated Loan or Post-Completion Standby Equity Contribution or shall fail to cause the Affiliated Funding Entities to pay any amount required to be paid by either of them under, or otherwise to comply with any of the terms of, the
Funding Agreement required to be performed after the Eximbank Disbursement Date;
provided that no Event of Default under this Section 9.16 shall be declared as a result of any such failure of the Affiliated Funding Entities to make a
Post-Completion Standby Subordinate Loan or a Post-Completion Standby Equity
Contribution if within 30 days after such failure Ormat shall have paid all such defaulted amounts pursuant to the terms of the Post-Completion Ormat Guaranty;

then, (a) in the event that an Event of Default described in Section 9.01(a)
with respect to any amount owing to Eximbank shall occur and be continuing on or prior to the Disbursement Date, Eximbank shall have the right to suspend disbursement of the Eximbank Credit in accordance with Section 4.03(a), and (b)
in the event that any Event

                                       67

of Default (including any Event of Default described in Section 9.01(a) with respect to any amount owing to Eximbank) shall occur, and at any time thereafter, if such Event of Default is continuing on and/or after the
Disbursement Date, Eximbank shall have the right to (i) take any actions necessary to cure such Event of Default and/or declare an Event of Default, (ii)
declare, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower, the entire amount of Borrower's outstanding Eximbank Secured Obligations to be immediately due and payable, irrespective of any other provision of any Financing Document, whereupon the same shall be and become immediately due and payable (provided that if an Event of Default specified in Section 9.05 shall have occurred or a Buyout shall have occurred, the entire amount of Borrower's outstanding Eximbank Secured
Obligations shall be automatically immediately due and payable without any declaration, presentment, demand, protest or notice or other act of any kind by
Eximbank or any of the other Secured Parties whatsoever), and (iii) proceed to enforce or cause or instruct the Collateral Trustee to enforce any remedies provided under any of the Financing Documents. If an event or occurrence constitutes an Event of Default or Default under more than one of the provisions of this Section 9, Eximbank may during the continuance of such Event of Default take all actions and remedies provided hereunder upon expiration of the shortest grace period, if any, applicable to such Default or Event of Default.

                   SECTION 10. GOVERNING LAW AND JURISDICTION

      Section 10.01. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA,
AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF SUCH STATE WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF.

      Section 10.02. Submission to Jurisdiction; Service of Process. (a) The
Borrower irrevocably agrees that any legal action or proceeding against the
Borrower with respect to this Agreement, the Eximbank Note or any Financing
Document may be brought in the courts of the State of New York in the County of
New York or of the United States for the Southern District of New York and, by
execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon the Borrower, and may be enforced in any other jurisdiction, including without limitation the Republic, by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. The Borrower hereby irrevocably designates, appoints and empowers CT Corporation System, with offices on the date hereof at 1633
Broadway, New York, New

                                       68

York 10019, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Borrower agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to Eximbank, advise Eximbank thereof, and deliver to Eximbank evidence in writing of the successor agent's acceptance of such appointment. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower, at its address set forth opposite its signature below, such service to become effective 30 days after such mailing.
The foregoing provisions constitute, among other things, a special arrangement for service between the parties to this Agreement for the purposes of 28 U.S.C.
(section) 1608. Nothing herein shall affect the right of the Collateral Trustee or Eximbank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in the Republic or in any other jurisdiction.

      (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement, the Eximbank
Note or any other Financing Document brought in the courts referred to in clause
(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

      Section 10.03. Waiver of Sovereign Immunity. The Borrower acknowledges and agrees that the activities contemplated by the provisions of this Agreement, the
Eximbank Note and the Financing Documents are commercial in nature rather than governmental or public, and therefore acknowledges and agrees that it is not entitled to any right of immunity on the grounds of sovereignty or otherwise with respect to such activities or in any legal action or proceeding arising out of or relating to this Agreement, the Eximbank Note or the other Financing
Documents. The Borrower, in respect of itself, its process agents, and its properties and revenues, expressly and irrevocably waives any such right of immunity which may now or hereafter exist (including any immunity from any legal process, from the jurisdiction of any court or from any execution or attachment in aid of execution prior to judgment or otherwise) or claim thereto which may now or hereafter exist, and agrees not to assert any such right or claim in any such action or proceeding, whether in the United States or otherwise.

                                       69

                            SECTION 11. MISCELLANEOUS

      Section 11.01. Transportation. All items which are financed under the
Eximbank Credit and which are exported by ocean vessel must be transported from the United States in vessels of U.S. Registry as required by 46 U.S.C.
(section)1241-1 (Public Resolution No. 17 of the 73rd Congress of the United
States, as amended), except to the extent that a waiver of this requirement is obtained from the U.S. Maritime Administration ("MARAD"). If shipments are made on non-U.S. vessels without a waiver or contrary to the provisions of the waiver, the Items will not be eligible for financing under the Eximbank Credit or for coverage under the Eximbank Guaranty Agreement.

      Section 11.02. Transportation Costs. The costs of ocean or air freight for shipment of any item on a vessel or aircraft of non-U.S. registry pursuant to a waiver from MARAD will constitute Foreign Cost associated with such Item if such costs are included in the Contract Price of such Item. If such freight costs are for shipment of an Item on a vessel or aircraft of U.S. registry, such costs will constitute U.S. Content.

      Section 11.03. Insurance. The Borrower shall obtain insurance against marine and transit hazards on all shipments of the Items in an amount not less than the amount of the Disbursements made with respect to those shipments.
United States insurers shall be given a nondiscriminatory opportunity to bid for such insurance business related to the Items. The cost of the premiums for such insurance may be included in the U.S. content of the insured Item if the insurance is placed in the United States with a United States company. In all other cases, the cost of the premiums shall be included in the Foreign Cost associated with the Item.

      Section 11.04. Disposition of Indebtedness. Eximbank may sell, transfer, pledge, negotiate, grant participations in or otherwise dispose of all or any part of the Borrower's indebtedness under this Agreement and the Eximbank Note to any party, and any such party shall enjoy all the rights and privileges of
Eximbank under this Agreement and the Eximbank Note. The Borrower shall, at the request of Eximbank, execute and deliver to Eximbank or to any party that
Eximbank may designate any such further instruments as may be necessary or desirable to give full force and effect to the disposition by Eximbank.
Notwithstanding anything to the contrary contained herein, the Borrower may not assign or otherwise transfer any of its rights or obligations under this
Agreement without the prior written consent of Eximbank.

      Section 11.05. Taxes. (a) The Borrower agrees to pay all amounts owing by it to Eximbank under this Agreement, the Eximbank Guarantee Agreement, the
Eximbank Note or any other Financing Document free and clear of and without deduction for any Taxes. The Borrower further agrees:

                                       70

      (i) that if it is prevented by operation of law from paying any Taxes, then the interest rate or fees required to be paid under this Agreement, the
Eximbank Guarantee Agreement, the Eximbank Note or any other Financing Document shall increase by the amount necessary to yield to Eximbank interest, fees or expenses in the amounts provided for in this Agreement, the Eximbank Guarantee
Agreement, the Eximbank Note or such other Financing Document after provision for the payment of all such Taxes;

      (ii) that it shall at the request of Eximbank execute and deliver to
Eximbank such further instruments as may be necessary or desirable to effect the increased in the interest or fees as provided for in clause (i) immediately above, including new Eximbank Notes to be issued in exchange for any Eximbank
Note previously issued;

      (iii) that it shall hold Eximbank harmless from and against any liabilities with respect to any such Taxes (whether or not properly or legally asserted);

      (iv) to provide Eximbank with the original or a certified copy of evidence of the payment of any Taxes by the Borrower as Eximbank may reasonably request, or, if no Taxes have been paid, to provide Eximbank, at Eximbank's request, with a certificate from the appropriate taxing authority or an opinion of counsel acceptable to Eximbank stating that no Taxes are payable.

      (v) In the event that it is necessary for Eximbank to cooperate with the
Borrower in order for the Borrower to fulfill its obligations under this Section
11.05, Eximbank shall cooperate to the extent necessary, provided Eximbank shall incur no expense or other liability in connection therewith.

      (b) In the event Eximbank assigns or transfers its rights, title and interest under this Agreement to a Person which is not a Person entitled to tax exemptions on its assets, revenues and operations substantially similar to the tax exemptions applicable to Eximbank, then the definite n of "Taxes" applicable to such Person for purposes of this Agreement shall be the definition of
"Covered Taxes" set forth herein.

      Section 11.06. Disclaimer. Eximbank shall not be responsible in any way for the performance of the Purchase Contracts, and no claim against the supplier of any Item or any other person with respect to the performance of the Purchase
Contracts will affect the obligations of the Borrower under this Agreement, the
Eximbank Note or any Financing Document.

      Section 11.07. Indemnities and Expenses. (a) The Borrower shall, whether or not the transactions herein contemplated are consummated, pay the reasonable fees and expenses of the Independent Enginier, the Insurance Consultant, Winston
& Strawn, special counsel to Eximbank, and Castillo Laman Tan Panteleon & San
Jose, special

                                       71

Philippine counsel to Eximbank and the law firms referred to in Sections 5.01(b)
and 5.02(b), and all reasonable costs and expenses incurred by Eximbank, incurred in connection with (i) the preparation, printing, execution, delivery, administration, registration (where appropriate) or enforcement of this
Agreement, the Eximbank Note, the Eximbank Guarantee Agreement and the other
Financing Documents and any other documents related thereto (including the Legal
Opinions); (ii) any amendment or modification to, preservation of rights under, or waiver in connection with, the Financing Documents or any such other document; and (iii) the registration (where appropriate) and the delivery of the evidences of Indebtedness relating to the Eximbank Credit and the Disbursement thereof.

      (b) The Borrower Shall, whether or not the transactions herein contemplated are consummated, (i) pay and hold Eximbank harmless from and against any and all present and future stamp and other similar taxes and documentary or registration fees with respect to the matters referred to in the foregoing clause (a) and save Eximbank harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to Eximbank) to pay such taxes or fees; and (ii)
indemnify Eximbank and each of its respective officers, directors, employees, representatives, attorneys and agents from and hold each of them harmless against any and all liabilities incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not Eximbank is a party thereto)
related to the entering into and/or performance of this Agreement, the Eximbank
Note, the Eximbank Guarantee Agreement or any other Project Document or the use of the proceeds of the Eximbank Credit or the consummation of any transactions contemplated herein or in any other Project Document, including, without limitation, the reasonable fees and disbursements of counsel selected by such indemnified party incurred in connection with any such investigation, litigation or other proceeding or in connection with enforcing the provisions of this
Section 11.07(b) (but excluding any such liabilities, obligations or losses, to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified or its officers, directors, employees, representatives, attorneys or agents, as the case may be as determined by a court of competent jurisdiction). Without limitation to the foregoing provisions of this paragraph, the indemnity provided hereunder shall cover any loss, liability or expense reasonably incurred other than by reason of gross negligence or wilful misconduct on behalf of Eximbank arising out of or in connection with claims by third parties (including without limitation any Lender or the Administrative Agent) to whom a copy of the Information Memorandum has been distributed with the knowledge of the Borrower against Eximbank relating to any alleged inaccuracy of the factual information (taken as a whole) which, for the avoidance of doubt shall not include any information by way of projections, estimates or other expressions of view as to future circumstances (provided that such projections, estimates or other expressions of view are

                                       72

expressed in good faith and on the basis of assumptions which when made were viewed by the Borrower in good faith to be reasonable) contained in, or any alleged omission of information which will render such aforesaid factual information (taken as a whole) inaccurate or misleading in a material respect from, the Information Memorandum and the Project Documents. Eximbank shall (1)
use reasonable efforts to, upon its becoming aware of any event which may result in the Borrower being required to perform any of its indemnity obligations under this paragraph (b), promptly notify the Borrower (provided that failure to so notify shall not mitigate the obligations of the Borrower hereunder), (2) upon request from the Borrower consult with the Borrower regarding any step
(including any step which may mitigate the effect of such event) it proposes to take in respect of such event and (3) consult with the Borrower before entering into any settlement or compromise in relation to any such claims, actions or suits.

      (c) Without limitation to the provisions of paragraph (b) above, the
Borrower agrees to defend, protect, indemnify and hold harmless Eximbank and each of its officers, directors, employees, representatives, attorneys and agents from and hold each of them harmless against any and all liabilities
(including removal and remedial actions), obligation, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements
(including reasonable attorneys' and consultants' fees and disbursements)
imposed on or asserted against any such Persons directly or indirectly based on, or arising or resulting from, (i) the actual or alleged presence of Hazardous
Materials on, under or at any of the Plants or any portion of the Site, (ii) any
Environmental Claim relating to the Borrower or the Project or arising out of the use of any of the Plants or any portion of the Site, or (iii) the exercise of Eximbank's rights under any of the provisions of this Section regardless of when any such matters arise, but excluding any matter based solely on the gross negligence or willful misconduct of Eximbank or its officers, directors, employees, representatives, attorneys or agents, as the case may be. Eximbank shall (1) use reasonable efforts to, upon its becoming aware of any event which may result in the Borrower being required to perform any of its obligations under this paragraph (c), promptly notify the Borrower (provided that failure to so notify shall not mitigate the obligations of the Borrower hereunder), (2)
upon request from the Borrower consult with the Borrower regarding any step
(including any step which may mitigate the effect of such event) it proposes to take in respect of such event and (3) consult with the Borrower before entering into any settlement or compromise in relation to any such claims, actions or suits.

      (d) To the extent that the undertaking in the preceding paragraphs of this
Section may be unenforceable because it is violative of any law or public policy, the Borrower will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of such undertakings.

                                       73

      (e) All sums paid and costs incurred by Eximbank with respect to any matter indemnified hereunder shall bear interest at the default rate applicable to the Eximbank Credit from the date so paid or incurred until reimbursed by the
Borrower, and all such sums and costs shall be added to the debt and be secured by the Security Documents and shall be immediately due and payable on demand.

      Section 11.08. Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, Eximbank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by Eximbank to or for the credit or the account of the
Borrower against and on account of the Eximbank Secured Obligations and liabilities of the Borrower to Eximbank under this Agreement or under any of the other Financing Documents, and all other claims of any nature or description arising out of or connected with this Agreement or any other Financing Document, irrespective of whether or not Eximbank shall have made any demand with respect thereto.

      Section 11.09. Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, except that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Eximbank.

      Section 11.10. No Waiver; Remedies Cumulative. No failure or delay on the part of Eximbank in exercising any right, power or privilege hereunder or under any other Financing Document and no course of dealing between the Borrower and
Eximbank shall impair any such right, power or privilege or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other
Financing Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which Eximbank would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Eximbank to any other or further action in any circumstances without notice or demand.

      Section 11.11. Severability. Any provision of this Agreement, the Eximbank
Note and any other Financing Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability but that shall not invalidate the remaining provisions of this

                                       74

Agreement, the Eximbank Note or any Financing Document or affect such provision in any other jurisdiction.

      Section 11.12. English Language. All documents to be furnished or communications to be given or made under this Agreement or any other Financing
Document shall be in the English language.

      Section 11.13. Calculations; Computations. All financial calculations to be made under, or for the purposes of, this Agreement shall be determined in accordance with Philippine generally accepted accounting principles, applied on a consistent basis and, except as otherwise required to conform to the definitions contained in Schedule X or any other provisions of this Agreement, shall be calculated from the then most recently issued quarterly financial statements which the Borrower is obligated to furnish to Eximbank from time to time, as provided hereunder; provided, however, that (a) if the relevant quarterly financial statements should be in respect of the last quarter of a
Fiscal Year then, at the option of Eximbank, such calculations may instead be made from the audited financial statements for the relevant Fiscal Year, and (b)
if there should occur any material adverse change in the financial condition or results of operations of the Borrower after the end of the period covered by the relevant financial statements, then such material adverse change shall also be taken into account in calculating the relevant figures.

      Section 11.14. Survival. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the Eximbank Note, the execution, delivery and termination of the Eximbank Guarantee Agreement, and the making and repayment of the Eximbank Credit.

      Section 11.15. Amendments. No term or provision of this Agreement may be amended, changed, modified or waived except by an instrument in writing signed by the party against whom such amendment, change, modification or waiver is sought to be enforced.

      Section 11.16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

      Section. 11.17. Notices. Except as otherwise expressly provided herein,
(a) all notices and other communications provided for hereunder shall be provided in writing (including telegraphic, telex, facsimile or cable communication) and shall be sent by telecopy, telex, telegraph or cable with the original of such communication dispatched by (if inland) overnight or (if overseas) international courier and, if such courier service is not available, by registered airmail (or, if inland, registered first-class mail) with

                                       75

postage prepaid to the Borrower, the Collateral Trustee and Eximbank at their respective addresses specified below, or at such other address as shall be designated by such party in a written notice to the other parties hereto and (b)
all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective seven (7) days after being deposited in the mails in the manner as aforesaid, when delivered to the telegraph company or cable company (if inland), one (1) day or (if overseas)
three (3) days after delivery to a courier in the manner as aforesaid, as the case may be, or when sent by telex (with the correct answer back) or telecopier:

      Addresses:

      If to the Borrower:

      ORMAT LEYTE CO. LTD.
      Solid Bank Building
      8th Floor
      777 Paseo de Roxas
      Makati City  1200
      Philippines
      Attn: President
      Tel: 011-632-812-5631
      Fax: 011-632-812-5638

      and with copies to:

      ORMAT INTERNATIONAL, INC.

      980 Greg Street
      Sparks, Nevada  89431
      Attn: President
      Tel: (702) 356-9029
      Fax: (702) 356-9039

      with a copy of any notice relating to a dispute to:

      Robert E. Giles
      Perkins Coie
      1201 Third Avenue
      40th Floor
      Seattle, WA  98101-3099
      Tel: (206) 583-8536
      Fax: (206) 583-8500

                                       76

      If to Eximbank:

      EXPORT-IMPORT BANK OF THE UNITED STATES
      811 Vermont Avenue, N.W.
      Washington, D.C.  20571
      U.S.A.
      Attn:  Vice President-
             Project Finance (AP069721-Philippines)
      Tel: (202) 565-3690
      Fax: (202) 565-3695
      Telex: RCA 248460 EXBK UR
             TRT 197681 EXIM UT
             WUI 64319 EXIBANK
             WUT 89461 EXIBANK WSH

      with a copy of each notice to:

      Winston & Strawn
      1400 L Street, N.W.
      Suite 800
      Washington, D.C.  20005
      Attn: Administrative Partner
            (U.S. Eximbank -- Leyte Field Project)
      Tel: (202) 371-5971
      Fax: (202) 371-5950

      Section 11.18. Judgment Currency. All payments of principal, interest, fees or other amounts due to Eximbank under this Agreement, the Eximbank Note or any other Financing Document shall be made in Dollars, regardless of any law, rule, regulation or statute, whether now or hereafter in existence or in effect in any jurisdiction, which affects or purports to affect such obligations. The obligation of the Borrower in respect of any amount due under this Agreement, the Eximbank Note or any other Financing Document, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), shall be discharged only to the extent of the amount in Dollars that the Person entitled to receive that payment may, in accordance with normal banking procedures, purchase with the sum paid in that other currency (after any premium and costs of exchange) on the Business Day immediately succeeding the day on which that
Person receives that payment. If the amount in Dollars that may be so purchased for any reason falls short of the amount originally due, the Borrower shall pay such additional amounts, in Dollars, to compensate for the shortfall. Any obligation of the Borrower not discharged by that payment shall continue to be due as a separate and

                                       77

independent obligation and shall accrue interest in accordance with Section 3.02 until discharged as provided herein.

      Section 11.19. Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this
Agreement.

      Section 11.20. Prior Agreements Superseded. This Agreement, the Eximbank
Guarantee Agreement, the Eximbank Note and the other Financing Documents to which the Borrower is a party shall completely and fully supersede all prior understandings or agreements, both written and oral, among the parties hereto regarding the Eximbank Credit and the Eximbank Guarantee Agreement.

      Section 11.21. No Recourse. Except as provided in the last sentence of and the proviso to the penultimate sentence of this Section 11.21, neither any
Partner, the Construction Supplier or the Construction Contractor nor their respective shareholders or Affiliates (other than the Borrower), nor its or their respective officers, directors, stockholders, controlling persons or employees (each, a "Non-Recourse Party"), shall have any personal liability for any amounts payable by the Borrower hereunder or under the Eximbank Note or any other Project Document or for the performance of any covenant, agreement or obligation of the Borrower, or for the breach of any representation, warranty or covenant of the Borrower under this Agreement, the Eximbank Note or any other
Project Document, agreement, undertaking, certificate or other document delivered by or on behalf of the Borrower in connection with this Agreement, and therefore no judgment or recourse shall be sought or enforced against any
Non-Recourse Party for the payment or performance of the obligations of the
Borrower under any Project Document or any other such agreement, undertaking, certificate or document executed by the Borrower. Except as provided in the last sentence of this Section 11.21, it is expressly understood that all obligations and liabilities of the Borrower under this Agreement, the Eximbank Note and the other Project Documents to which the Borrower is a party and any other related document, agreement or instrument executed by the Borrower are solely obligations of the Borrower, provided, that such limitation of liability shall not apply to a Non-Recourse Party if and to the extent that such Non-Recourse
Party commits fraud or misappropriation of earnings, revenues, profits or proceeds from the Borrower or the Project. Notwithstanding anything herein to the contrary, nothing herein shall limit, or be construed or deemed to limit, the liability of any Non-Recourse Party under any Project Document to which such
Non-Recourse Party is in its individual capacity a party.

      IN WITNESS WHEREOF, the parties to this Agreement have caused this
Agreement to be duly executed and delivered in the United States as of the date set forth below.

                                       78

ORMAT LEYTE CO. LTD.                         EXPORT-IMPORT BANK OF THE
                                                UNITED STATES

By ORLEYTE COMPANY
      its General Partner

     By /s/ Patrick Francois                     By /s/ Indecipherable
        ----------------------------                ----------------------------
              (Signature)                                    (Signature)

     Name Patrick Francois                       Name
         ---------------------------                 ---------------------------
                (Print)                                        (Print)

     Title Vice President                        Title
          --------------------------                  --------------------------
                (Print)                                        (Print)

Date of Execution:  May 13, 1996

Eximbank Credit No. AP069721 Philippines

                                                                      SCHEDULE X

          1. Defined Terms. As used in any Financing Document (as defined below), the following terms shall have the following meanings, except to the extent otherwise defined in such Financing Document:

          "Accession Undertaking" shall mean the Accession Undertaking dated as of February 15, 1996 among PNOC-EDC, Ormat Inc. and the Borrower.

          "Account" and "Accounts" shall mean, individually and collectively, the Dollar Disbursement Account, the Dollar Project Control Account, the Service
Fee Account, the Philippines Peso Account, the Debt Reserve Cash Collateral
Account, the Default Subordinated Debt and Equity Proceeds Account and the
Contingency Account. For the avoidance of doubt, the terms "Account" and
"Accounts" shall not be deemed to refer to the Dollar Operating Cost Account, the Blocked Account, the Administrative Agent Account or the Issuing Bank
Account.

          "Acquisition List" shall have the meaning specified in the Eximbank
Guarantee Agreement.

          "Administrative Agent" shall mean ING Bank, acting in its capacity as administrative agent for the Lenders and the Issuing Bank, and its successors
(by merger, consolidation or otherwise) and permitted assigns acting in such capacity.

          "Administrative Agent Account" shall mean the account of the
Administrative Agent (account number _______________) at ING Bank, P.O. Box
1800, HE 02.09, 1000 BV Amsterdam, the Netherlands, or such other account as the
Administrative Agent may designate in writing as such to the Lenders and the
Borrower.

          "Administrative Agent-Related Persons" shall mean ING Bank and any successor administrative agent arising under Section 8.9 of the Lender Credit
Agreement, together with their respective Affiliates and the officers, directors, employees, agents and attorneys-in-fact of such Persons and
Affiliates.

          "Advising Bank" shall mean The Chase Manhattan Bank, N.A., acting in its capacity as advising bank of the Letters of Credit, and its successors and permitted assigns acting in such capacity.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with that Person. As used in this definition of "Affiliate," the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

          "Affiliated Funding Collateral" shall have the meaning specified in
Section 2(j)(iii) of the Funding Agreement.

          "Affiliated Funding Entities" shall mean, collectively, Orleyte
Company and Ormat Philippines.

          "Affiliated Funding Letters of Credit" shall mean, collectively, the
Required Letter of Credit and the Standby Letter of Credit.

          "Affiliated Reimbursement Obligations" shall mean the obligations of the Borrower to reimburse one or both of the Affiliated Funding Entities to the extent such Person made funds available to reimburse the BOT Operation
Performance Security Issuer for payments under the BOT Operation Performance
Security.

          "Affiliated Subordinated Debt Service" shall mean, for any period, an amount equal to the aggregate of principal and interest actually due on the
Affiliated Subordinated Loans during such period (whether by scheduled payment, maturity, acceleration or otherwise).

          "Affiliated Subordinated Loans" shall mean, collectively, the Required
Subordinated Loans and any and all Standby Subordinated Loans, Post-Completion
Standby Subordinated Loans and Optional Subordinated Loans.

          "Affiliated Subordinated Obligations" shall mean the principal of and interest on the Affiliated Subordinated Loans payable by the Borrower in accordance with the Funding Agreement and the Subordinated Notes.

                                        2

          "Amsterdam Business Day" shall mean (i) any day that is not a
Saturday, a Sunday or a day on which commercial banks in Amsterdam are required or authorized to be closed and (ii) when used in any respect relating to LIBOR, any day described in clause (i) of this definition that is also a day on which dealings may be carried out in the London inter-bank market.

          "Annual Budget" shall have the meaning specified in each of Section
6.1(e) of the Lender Credit Agreement and Section 7.01(e) of the Eximbank Credit
Agreement.

          "Applicable Law" shall mean any statute, law, regulation, ordinance, rule, judgment, rule of common law, order, decree, Governmental Approval, approval, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority, whether in effect as of the date of the Lender Credit Agreement or the Eximbank Credit
Agreement or thereafter and in each case as amended (including, without limitation, any thereof pertaining to land use or zoning restrictions).

          "Applicable Percentage" shall mean, with respect to any Lender, a fraction (expressed as a percentage) the numerator of which shall be the amount of such Lender's Commitment and the denominator of which shall be an amount equal to the Total Commitment.

          "Application for Funding" means a written application to the
Administrative Agent in the form of Schedule 2.2(a) of the Lender Credit
Agreement.

          "Approved Drawing Amount" shall mean, at any time, the aggregate amount approved to be drawn under the Letter of Credit as set forth in any L/C
Notice issued by the Issuing Bank and in effect at such time. For purposes of this definition only, an L/C Notice shall be deemed to be in effect for the period commencing on the date it is issued pursuant to Section 3.4 of the Lender
Credit Agreement and ending on the Payment Date set forth therein.

          "Assignment and Assumption Agreement" shall mean the Assignment and
Assumption Agreement, dated as of April

                                        3

30, 1996, among the Borrower, Orda 6, Inc. and Ormat Philippines.

          "Assignment Collateral" shall have the meaning specified in Section
2.01(a) of Part C of the Mortgage, Assignment and Pledge Agreement.

          "Assignment Revenues" shall have the meaning specified in Section
2.01(a) of Part C of the Mortgage, Assignment and Pledge Agreement.

          "Attorney Costs" shall mean and include all reasonable fees and disbursements of any law firm or other external counsel.

          "Auditors" shall mean SyCip, Gorres Velayo & Co. or such other firm of independent public accountants as the Borrower may, with the consent of each of the Required Lenders and Eximbank, from time to time appoint as auditors of the
Borrower.

          "Authority to Construct" shall mean the authority to construct relating to the Project and required to be issued by the Department of
Environment and Natural Resources of the Republic, Environmental Quality
Division.

          "Availability Period" shall mean the period beginning on the Credit
Date and ending on (but excluding) the Maturity Date, subject to any extension thereof which may be agreed to in writing among the Borrower, the Administrative
Agent, the Issuing Bank, the Lenders and Eximbank and to any termination thereof pursuant to the provisions of the Lender Credit Agreement (including, without limitation, any termination pursuant to Section 2.12 or Article 7 of the Lender
Credit Agreement).

          "Bank Taxes" shall mean any and all present or future taxes, levies, imposts, deductions, withholdings, duties, fees, commissions or other charges, of whatsoever nature, and all liabilities paid with respect thereto imposed by any Governmental Authority or taxing or monetary authority thereof, other than any tax imposed on or measured by the net income or capital of a Lender pursuant to the laws of the jurisdiction of its place of incorporation or in which the principal office or the office from which such Lender books its Loans is located.

                                        4

          "Base Case Forecast" shall mean financial projections relating to the operation of the Project, certified by a Financial Officer of the Borrower as having been prepared in good faith and based on assumptions which the Borrower considers to be reasonable, which assumptions shall be reasonably acceptable to the Administrative Agent, Eximbank and the Independent Engineer.

          "Base Rate" shall mean, for any day, the rate of interest in effect for such day as Bank Hapoalim B.M.'s base commercial lending rate for Dollar denominated loans. (The base commercial lending rate is a rate set by Bank
Hapoalim B.M. based upon various factors including Bank Hapoalim B.M.'s costs and desired return, general economic conditions and other factors.)

          "Blocked Account" shall mean the account of the Borrower (account number ___________) at Collateral Trustee, or such other account as the
Administrative Agent may designate in writing to Eximbank, designated in the
Request for Disbursement to Borrower's Account delivered to the Administrative
Agent pursuant to Section 5.1(p) of the Lender Credit Agreement and with respect to which the Borrower has issued irrevocable payment instructions pursuant to
Section 6.30(d) of the Lender Credit Agreement.

          "Board of Governors" shall mean the Board of Governors of the Federal
Reserve System or any successor thereto.

          "Board of Investments Approval" shall mean Certificate of Registration
No. 90-802 issued to PNOC-EDC by the Board of Investments of the Republic and
transferred to the Borrower, as amended and supplemented through May 13, 1996.

          "Borrower" shall mean Ormat Leyte Co. Ltd., a limited partnership organized under the laws of the Republic.

          "Borrower Comp1etion Certificate" shall have the meaning provided in the definition of Project Completion Date in this Schedule X.

          "BOT Agreement" shall mean the agreement entitled "Leyte Optimization
Project - BOT Agreement" dated August 4, 1995 entered into between Ormat Inc.
and PNOC-EDC, as assigned to the Borrower pursuant to the Accession

                                        5

Undertaking, and as amended by (i) the First Amendment to Leyte Optimization
Project BOT Agreement dated as of February 29, 1996 between PNOC-EDC and the
Borrower and (ii) the Second Amendment to Leyte Optimization Project BOT
Agreement dated as of April 1, 1996 between PNOC-EDC and the Borrower.

          "BOT Completion" shall have the meaning specified in Section 1.1 of the Construction Contract.

          "BOT Completion Date" shall have the meaning specified in Section 1.1 of the Construction Contract.

          "BOT Construction Performance Security" shall mean the Construction
Performance Security described in Section 3.1 of the BOT Agreement.

          "BOT Construction Performance Security Issuer" shall mean the issuer of the BOT Construction Performance Security.

          "BOT Operation Performance Security" shall mean the Operation
Performance Security described in Section 3.1 of the BOT Agreement.

          "BOT Operation Performance Security Issuer" shall mean the issuer of the BOT Operation Performance Security.

          "Budget Category" means each of the eight (8) numbered categories set forth in the Construction Budget as in effect on the Credit Date.

          "Business Day" shall mean (A) prior to the Lender Financing
Termination Date, (i) any day that is not a Saturday, a Sunday or a day on which commercial banks in Amsterdam, New York or Tel Aviv are required or authorized to be closed and (ii) when used in any respect relating to LIBOR, any day described in clause (i) of this definition that is also a day on which dealings may be carried out in the London inter-bank market and (B) after the Lender
Financing Termination Date, a New York Business Day.

          "Buyout" shall mean a buyout by PNOC-EDC of all of the Borrower's right, title and interest in and to the Power Plant under Article 9 of the BOT
Agreement.

                                        6

          "Cash Equivalents" shall mean, as to any Person and subject to the penultimate sentence of this definition, any of the following:

               (i) with respect to Dollars, (A) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the
     United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition by such Person; (B) time deposits and certificates of deposit, with maturities of not more than six months from the date of acquisition by such Person, of any international commercial bank of recognized standing having capital and surplus in excess of $500,000,000 and having a rating on its commercial paper of at least A-l or the equivalent thereof by S&P or at least P-l or the equivalent thereof by Moody's; (C) commercial paper issued by any Person, which commercial paper is rated at least A-1 or the equivalent thereof by S&P or at least
     P-l or the equivalent thereof by Moody's and in each case maturing not more than six months after the date of acquisition by such Person; (D)
     investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (A) and (B)
     above; (E) United States Securities and Exchange Commission registered money market mutual funds conforming to Rule 2a-7 of the Investment Company
     Act of 1940 in effect in the United States, that invest primarily in direct obligations issued by the United States Treasury and repurchase obligations backed by those obligations, and rated in the highest category by S&P and
     Moody's; (F) foreign currency deposit units in the Philippines which earn
     U.S. Dollar returns offered by commercial banks referred to in (B) above;
     and (G) any other Dollar investment which the Required Secured Parties agree in writing shall constitute a Dollar-denominated Cash Equivalent; and

               (ii) with respect to Pesos, (A) securities issued or directly and fully guaranteed or insured by the Republic or any agency or instrumentality thereof (provided that the full faith and credit of the
     Republic is pledged in support thereof); (B) time deposits and certificates of deposit of Philippine commercial banks with expanded commercial banking authority and

                                        7

     Philippine branches of foreign banks both of which to be approved by the
     Required Secured Parties at the time; (C) commercial paper issued by any
     Person, which commercial paper is rated at least A or CIB2 by the Credit
     Information Bureau Inc.; and (D) any other Peso investment which the
     Required Secured Parties agree in writing shall constitute a
     Peso-denominated Cash Equivalent.

          "Cash Receipts" shall mean the Borrower's revenues or income actually received pursuant to the terms of the Project Documents or otherwise (other than amounts required to be deposited in the Contingency Account), and including, without limitation, (i) interest and other income earned and credited on the amounts in the Dollar Project Control Account, (ii) Sales Proceeds and (iii)
amounts, if any, received by the Borrower under any and all interest rate swap or cap agreements or currency swap agreements between the Borrower and any of the Lender Financing Secured Parties (or any of their Affiliates).

          "Central Bank" shall mean the Bangko ___________ Pilipinas or any
Governmental Authority of the Republic which succeeds to the functions thereof.

          "Change in the Work" shall mean each of (i) a Change in the Work under and as defined in the Construction Contract and (ii) a Change in the Work under and as defined in the Supply Contract.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

          "Collateral" shall mean the Affiliated Funding Collateral, the
Assignment Collateral, the Mortgage Collateral and the Pledged Collateral.

          "Collateral Trust Agreement" shall mean the Collateral Trust
Agreement, dated as of May 13, 1996, among the Borrower, the Lenders, the
Issuing Bank, the Administrative Agent, the Affiliated Funding Entities, the
Collateral Trustee, and Eximbank.

          "Collateral Trustee" shall mean The Chase Manhattan Bank, N.A., acting in its capacity as collateral trustee under the Collateral Trust Agreement, and its successors (by

                                        8

merger, consolidation or otherwise) and permitted assigns in such capacity.

          "Collateral Proceeds" shall mean all monies due and to become due to the Collateral Trustee for the benefit of the Secured Parties from the
Collateral and shall include, without limitation, all accounts, contract rights, all rights and benefits whatsoever accruing to it under the Collateral and including without limitation, all rights to, and rights to collect, proceeds due in connection with the enforcement of the Collateral and the right to amend, cancel, terminate and/or supplement the Collateral and all proceeds thereof as defined in the Uniform Commercial Code of the State of New York.

          "Commitment" shall mean, for each Lender, the product of (i) the percentage set forth opposite such Lender's name under the heading "%
Commitment" in Schedule I to the Lender Credit Agreement and (ii) $45,417,500,
as the same may be adjusted from time to time pursuant to the terms of the
Lender Credit Agreement.

          "Commitment Commission" shall have the meaning ascribed to such term in Section 2.7(a) of the Lender Credit Agreement.

          "Consent Agreement" shall mean each of: (i) the PNOC-EDC Consent
Agreement; (ii) the Republic Consent Agreement; (iii) the Construction
Contractor Consent; (iv) the Construction Supplier Consent; (v) an
acknowledgment and consent agreement by Ormat substantially in the form of
Exhibit C to the Lender Credit Agreement and (vi) an acknowledgment and consent agreement by Ormat International, Inc. substantially in the form of Exhibit D to the Lender Credit Agreement.

          "Construction Budget" shall mean a budget, prepared by the Borrower, certified by a Financial Officer of the Borrower and verified by the Independent
Engineer, of costs and expenses incurred or to be incurred by the Borrower prior to the latest date on which the Maturity Date can be expected to occur to construct and finance the construction of the Project in the manner contemplated by the Project Documents.

          "Construction Contract" shall mean the Construction Contract, dated as of April 30, 1996, between the Borrower and Orda 6, Inc. (which contract has been assigned to Ormat

                                        9

Philippines pursuant to the Assignment and Assumption Agreement) as supplemented and amended by the Keystone Agreement.

          "Construction Contractor" shall mean Ormat Philippines as
"Contractor", under and pursuant to the Assignment and Assumption Agreement and the Construction Contract; provided, that "Construction Contractor" shall mean
Orda 6, Inc. as "Contractor" under and as defined in the Construction Contract at any time that Orda 6, Inc. shall be obligated to perform the obligations of the "Contractor" thereunder pursuant to Section 30 of the Construction
Contract.

          "Construction Contractor Consent" shall mean an acknowledgment and consent agreement between Ormat Philippines and the Borrower and acknowledged by the Collateral Trustee substantially in the form of Exhibit H to the Lender
Credit Agreement.

          "Construction Supplier" shall mean Orda 6, Inc., as "Supplier" under and as defined in the Supply Contract.

          "Construction Supplier Consent" shall mean an acknowledgment and consent agreement between Orda 6, Inc. and the Borrower and acknowledged by the
Collateral Trustee substantially in the form of Exhibit I to the Lender Credit
Agreement.

          "Consumer Price Index" shall mean the Consumer Price Index (all items)
for the United States, as published from time to time by the United States
Department of Labor Bureau of Labor Statistics; provided that if such Consumer
Price Index as published from time to time is unavailable, the Consumer Price
Index shall mean an index, selected by the Borrower with the consent of the
Administrative Agent, in substance substituted therefor.

          "Contingency Account" shall have the meaning specified in Section 3.05 of the Disbursement Agreement.

          "Contingency Costs" shall mean, collectively, (i) for any item or category identified in the Construction Budget, an amount equal to the excess of
(A) the actual cost of such item or category to the Borrower over (B) the cost of such item or category set forth in the Construction Budget and (ii) for any cost incurred by the Borrower prior to the

                                       10

Maturity Date to construct and finance the construction of the Project which is not accounted for in the Construction Budget, the actual amount of such cost incurred by the Borrower.

          "Contingent O&M Amount" shall mean, at any time, the amount specified
(which amount shall not exceed 10% of the amount otherwise budgeted for
Operating and Maintenance Costs in the then-current Annual Budget), as a separate line-item, in the then-current Annual Budget (approved in accordance with each of Section 6.1(e) of the Lender Credit Agreement and Section 7.01(e)
of the Eximbank Credit Agreement) for Contingent Operating and Maintenance
Costs.

          "Contingent Obligation" shall mean, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the
"primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv)
otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments;
(c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract.
The amount of any Contingent Obligation shall, in the case of Guaranty
Obligations, be deemed equal to the stated or determinable amount of the primary obligation in

                                       11

respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations, shall be equal to the maximum reasonably anticipated liability in respect thereof.

          "Contract Price" shall have the meaning set forth in the Eximbank
Utilization Procedures.

          "Control" shall have the meaning provided in Section 7.9 of the Lender
Credit Agreement and Section 9.09 of the Eximbank Credit Agreement.

          "Cooperation Period Commencement Date" shall mean the date on which the Cooperation Period (as defined in the BOT Agreement) commences.

          "Credit Commitment Fee" shall have the meaning specified in Section
1.01 of the Eximbank Guarantee Agreement.

          "Credit Date" shall have the meaning specified in Section 5.1 of the
Lender Credit Agreement.

          "Credit Exposure Fee" shall have the meaning specified in the Eximbank
Credit Agreement.

          "Cross-Over Date" shall mean the date fifteen (15) days following the first date on which the Senior Secured Principal Amount Outstanding, plus accrued interest thereon and any liability of the Borrower for withholding taxes with respect thereto equals or exceeds the Remaining Funding Amount less
$500,000.

          "Date Certain" shall mean June 15, 1998; provided that, (i) if on or before such date, the Completion Date (as defined in the BOT Agreement) shall have actually occurred pursuant to Section 6.1 of the BOT Agreement or have been deemed to have occurred pursuant to Section 5.4(h) of the BOT Agreement or (ii)
if on June 15, 1998, Force Majeure (as defined in the BOT Agreement, the
Construction Contract or the Supply Contract) or a default by PNOC-EDC under the
BOT Agreement shall exist or shall have existed prior to June 15, 1998 for an aggregate period in excess of 15 days, the Date Certain shall be extended for an additional period terminating on March 15, 1999.

                                       12

          "Debt Reserve Annual Coverage Ratio" shall mean at any time the ratio, calculated in accordance with generally accepted accounting principles in the
United States as of the date of this Agreement, of

          (i) the excess (if any) of

               (A)  the aggregate Cash Receipts received by the Borrower during the period of four consecutive Quarters ending on or the
                    four consecutive Quarters most recently ended prior to such date (other than (x) Pesos to be deposited into the
                    Philippines Peso Account pursuant to Section 3.02 (e) of the
                    Disbursement Agreement and (y) Pesos to be deposited in the
                    Service Fee Account pursuant to Section 3.02(c) thereof to the extent not converted to Dollars and transferred to the
                    Dollar Project Control Account) over

               (B)  the sum of Operating and Maintenance Costs (other than
                    Peso-denominated Operating and Maintenance Costs) for such period plus any amounts payable by the Borrower pursuant to
                    Section 12.8 of the Supply Contract (or any interest
                    thereon) during such period plus any casualty losses
                    incurred in excess of insurance proceeds received for such period plus (without duplication) any payments made by the
                    Borrower during such period to PNOC-EDC under the BOT
                    Agreement (other than out of proceeds of any equity
                    contribution by the Affiliated Funding Entities or Optional
                    Subordinated Loans or loans giving rise to Affiliated
                    Reimbursement Obligations)

          to (ii) Senior Debt Service for such period.

          "Debt Reserve Cash Collateral Account" shall have the meaning specified in Section 3.03 (a) of the Disbursement Agreement.

                                       13

          "Debt Service" shall mean, for any period, an amount equal to the sum of all Senior Debt Service and Subordinated Debt Service for such period.

          "Deemed Completion BOT Completion Date" shall have the meaning specified in Section 13.4 of the Construction Contract.

          "Default Equity Contributions" shall have the meaning specified in
Section 2(b)(iii) of the Funding Agreement.

          "Default Event" shall mean, (i) until the Lender Financing Termination
Date, the occurrence and continuance of a Lender Credit Event of Default and
(ii) from and after the Lender Financing Termination Date, the occurrence and continuance of an Event of Default as defined in the Eximbank Credit Agreement.

          "Default Subordinated Debt and Equity Proceeds Account" shall have the meaning specified in Section 3.04 of the Disbursement Agreement.

          "Default Subordinated Loans" shall have the meaning specified in
Section 2(b)(iii) of the Funding Agreement.

          "Defaulted Amount" shall mean the principal amount of any Loan or portion thereof which any Lender, in default of its funding obligations under the Lender Credit Agreement, fails to make available as required by the Lender
Credit Agreement.

          "Development Agreement" shall mean the Development Agreement dated as of May 13, 1996 between the Borrower and Ormat.

          "Development Fee" shall mean the fee payable by the Borrower to Ormat under the Development Agreement.

          "Disbursement Agreement" shall mean the Disbursement Agreement, dated as of May 13, 1996, between the Borrower and the Collateral Trustee.

          "Dollar Disbursement Account" shall have the meaning specified in
Section 3.01 of the Disbursement Agreement.

                                       14

          "Dollar Operating Cost Account" shall have the meaning specified in
Section 3.02(b) of the Disbursement Agreement.

          "Dollar Project Control Account" shall have the meaning specified in
Section 3.02(a) of the Disbursement Agreement.

          "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

          "Drawing Approval" shall have the meaning specified in Section 2.2 of the Lender Credit Agreement.

          "Effective Date" shall have the meaning specified in Section 9.13 of the Lender Credit Agreement.

          "Emergency Operating Costs Amount" shall have the meaning specified in
Section 3.03(d) of the Disbursement Agreement.

          "Emergency Operating Costs Certificate" shall have the meaning specified in Section 3.03(b) of the Disbursement Agreement.

          "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any Governmental Approval issued under any such Environmental Law (hereinafter "Claims"), including without limitation (i)
any and all Claims by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Compliance Certificate" shall mean the Environmental
Compliance Certificate dated May 20, 1993, issued to the Philippine National Oil
Company by the Department of Environment and Natural Resources of the Republic.

                                       15

          "Environmental Law" shall mean any Applicable Law relating to the environment, health, safety or Hazardous Materials.

          "EPDCI" shall mean EPDCI, a Japanese entity.

          "Equity Ratio" at any time shall mean the ratio of (i) net worth of the Borrower at such time plus the aggregate principal amount then outstanding of Affiliated Subordinated Loans to (ii) all Indebtedness of the Borrower at
such time, other than the aggregate amount then outstanding of all Affiliated
Subordinated Loans. The Equity Ratio shall be determined in accordance with
United States generally accepted accounting principles. For the avoidance of doubt, the amount of the Development Fee (if any) paid to Ormat shall not at any time be deducted from the amount specified in clause (i) of this definition.

          "ERISA" shall mean the Employee Retirement Income Security Act of
1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

          "ERISA Affiliate" shall mean (i) a corporation which is a member of a controlled group of corporations with the Borrower within the meaning of Section
414(b) of the Code, (ii) a trade or business (including a sole proprietorship, partnership, trust, estate or corporation) which is under common control with the Borrower within the meaning of Section 414(c) of the Code or Section
4001(b)(l) of ERISA, (iii) a member of an affiliated service group with the
Borrower within the meaning of Section 414(m) of the Code or (iv) an entity described in Section 414(o) of the Code.

          "Eurocurrency Liabilities" shall have the meaning set forth in
Regulation D of the Board of Governors, as in effect from time to time.

          "Event of Loss" shall mean any of the following events: (i) loss of all or substantially all of any Plant or the use thereof due to destruction, damage beyond economical repair or rendition of any Plant permanently unfit for normal use for any reason whatsoever (other than if it is merely not economically feasible to maintain, use or operate), (ii) anything which results in an insurance settlement with respect to any Plant on the basis of a total loss or constructive total loss and (iii) the condemnation or taking

                                       16

or requisition of title or use for an indefinite period or a period in excess of four (4) months, by any Governmental Authority which constitutes the taking of all or substantially all of any Plant.

          "Excluded Country" shall mean each country or nation with which
Eximbank is prohibited by applicable law or stated policy of the United States from doing business, including, without limitation, each country or nation which is subject to restrictions imposed by or under the Export-Import Bank Act of
1954, as amended, the Foreign Assistance Act of 1961, as amended, the Trade Act of 1974, as amended, the Foreign Operations, Export Financing and Related
Programs Appropriations Act (as enacted, from time to time), the Iraq Sanctions
Act of 1990, applicable Executive Orders and applicable United Nations Security
Council Resolutions and other similar laws, regulations, restrictions, orders and resolutions.

          "Eximbank" shall mean the Export-Import Bank of the United States, an agency of the United States.

          "Eximbank Certificates" shall have the meaning specified in the
Eximbank Utilization Procedures.

          "Eximbank Completion Notice" shall have the meaning specified in the definition of Project Completion Date in this Schedule X.

          "Eximbank Credit" shall have the meaning specified in the second
"WHEREAS" clause of the Eximbank Credit Agreement.

          "Eximbank Credit Agreement" shall mean the Credit Agreement, dated as of May 13, 1996, between Eximbank and the Borrower.

          "Eximbank Debt Service" shall mean, for any period, an amount equal to the aggregate of (i) principal and interest actually due (whether by scheduled payment, maturity, acceleration or otherwise) on the Eximbank Credit or the
Loans (to the extent any interest in any Loans has been assigned to Eximbank pursuant to the Eximbank Guarantee Agreement or otherwise) and (ii) any other amounts (including, without limitation, indemnities, Guarantee Commitment Fee,
Credit Exposure Fee, Guarantee Exposure Fee, Extended Cover Commitment Fee,
Extended Cover Exposure Fee

                                       17

and fees payable to the Collateral Trustee pursuant to the Collateral Trust
Agreement) which the Borrower is obligated to pay during such period (whether by scheduled payment, acceleration or otherwise) to Eximbank or the Collateral
Trustee pursuant to any of the Financing Documents (excluding payments to the
Accounts).

          "Eximbank Disbursement" shall mean the disbursement made under the
Eximbank Credit in accordance with the terms of the Eximbank Credit Agreement and evidenced by the Eximbank Note.

          "Eximbank Disbursement Date" shall mean the date on which the Eximbank
Disbursement is made by Eximbank to the Borrower.

          "Eximbank Funding Conditions" shall mean the conditions precedent to the occurrence of the Eximbank Disbursement.

          "Eximbank Guarantee Agreement" shall mean the Guarantee Agreement, dated as of May 13, 1996, among Eximbank, the Lenders, the Collateral Trustee and the Administrative Agent.

          "Eximbank Guarantee Effective Date" shall mean the date on which the
Eximbank Guarantee Agreement is effective pursuant to its terms.

          "Eximbank Note" shall have the meaning specified in the Eximbank
Credit Agreement.

          "Eximbank Secured Obligations" shall mean all amounts payable to
Eximbank or the Collateral Trustee by the Borrower pursuant to the terms of any
Financing Document, including without limitation (a) the principal of and interest on the Eximbank Credit or the Loans (to the extent any interest in any
Loans has been assigned to Eximbank pursuant to the Eximbank Guarantee Agreement or otherwise) and all other obligations and liabilities (including, without limitation, indemnities, Guarantee Commitment Fee, Credit Exposure Fee,
Guarantee Exposure Fee, Extended Cover Commitment Fee, Extended Cover Exposure
Fee, fees payable to the Collateral Trustee under the Collateral Trust Agreement and interest thereon) of the Borrower to Eximbank or the Collateral Trustee
incurred under, arising out of or in connection with the Eximbank Credit, the
Eximbank Credit

                                       18

Agreement, the Eximbank Note, the Eximbank Guarantee Agreement or any other
Financing Document; (b) any and all sums advanced by the Collateral Trustee after the Lender Financing Termination Date or by Eximbank in order to preserve the Collateral or preserve its security interest in the Collateral; and (c) in the event of any proceeding for the collection or enforcement of the Eximbank
Secured Obligations, after a Default Event shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by Eximbank or the Collateral Trustee of its rights under any of the
Financing Documents, together with reasonable attorneys' fees and court costs.

          "Eximbank Termination Date" shall mean the date on which the Borrower shall have paid in full, in cash, all Eximbank Secured Obligations and the commitment of Eximbank to make available the Eximbank Credit under the Eximbank
Credit Agreement has terminated, notwithstanding the survival on such date of the Borrower's unaccrued obligations and liabilities under indemnities and expense and other reimbursement provisions in any Financing Document.

          "Eximbank Utilization Procedures" shall have the meaning specified in the Eximbank Guarantee Agreement.

          "Extended Cover Commitment Fee" shall have the meaning specified in
Section 1.01 of the Eximbank Guarantee Agreement.

          "Extended Cover Exposure Fee" shall have the meaning specified in
Section 3.04(c) of the Eximbank Guarantee Agreement.

          "Fees" shall mean all amounts payable pursuant to or referred to in
Sections 2.7(b), (c) and (d) of the Lender Credit Agreement.

          "Final Principal Amount" shall have the meaning specified in Section
6.30(b) of the Lender Credit Agreement.

          "Financed Portion" shall have the meaning specified in the Eximbank
Utilization Procedures.

          "Financial Officer" shall mean, (i) with respect to any Person (other than the Borrower), the President, any Vice

                                       19

President, any Assistant Vice President, the Treasurer, any Assistant Treasurer
or a Director of such Person, and (ii) with respect to the Borrower, any officer of the General Partner described in clause (i) of this definition or any financial representative of the Borrower duly appointed by or on behalf of the
Borrower.

          "Financing Documents" shall mean the Lender Credit Agreement, the
Notes, the Security Documents, any and all interest rate swap or cap agreements or currency swap agreements between the Borrower and any of the Lender Financing
Secured Parties (or any of their Affiliates), the Eximbank Guarantee Agreement, the Eximbank Credit Agreement, the Eximbank Note, the Subordinated Notes, the
Post-Completion Ormat Guaranty and such other agreements and instruments evidencing, securing or pertaining to the Commitments, the Eximbank Credit or the Loans, as shall from time to time be executed and delivered to the Secured
Parties (or any of them) by (or on behalf of) the Borrower or any other Person.

          "Fiscal Year" shall mean the accounting year of the Borrower commencing each year on January 1 and ending on the following December 31, or such other accounting period of the Borrower as the Borrower may, with the consent of the Required Secured Parties and Eximbank, from time to time designate as the accounting year of the Borrower.

          "Foreign Cost" shall have the meaning specified in the Eximbank
Utilization Procedures.

          "FPA" shall mean the Federal Power Act of 1920, as amended.

          "Funding Accounts" shall mean, collectively, the Required Funding
Account and the Standby Funding Account.

          "Funding Agreement" shall mean the Funding Agreement of even date with the Lender Credit Agreement, among the Affiliated Funding Entities, Ormat
International, Inc., the Borrower, the Administrative Agent and the Collateral
Trustee.

          "Funding Letters of Credit" shall have the meaning specified in
Section 2(k)(ii) of the Funding Agreement.

                                       20

          "Funding Percentage" shall mean, with respect to Orleyte Company, 99%
and, with respect to Ormat Philippines, 1%

          "General Partner" shall mean Orleyte Company, in its capacity as general partner of the Borrower.

          "Good Faith Contest" means the contest of an item if the item is diligently contested in good faith by appropriate proceedings timely instituted and (i) adequate cash reserves or bonds in an amount reasonably satisfactory to the Administrative Agent are established with respect to the contested item,
(ii) during the period of such contest, the enforcement of any contested item is effectively stayed and (iii) such contest does not involve any material risk of the sale, forfeiture or loss of any of the Collateral covered by the Security
Documents (other than the cash reserved pursuant to clause (i) above).

          "Governmental Approval" shall mean any action, order, authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority including, without limitation, any agreements, undertakings, consents and approvals executed or to be issued by the Republic (including, without limitation, the Department of Environment and Natural Resources) and any agency thereof as the Lenders or Eximbank shall reasonably deem necessary or appropriate to fulfill the requirements of Article 26 of the BOT Agreement, including without limitation the Environmental Compliance Certificate.

          "Governmental Authority" shall mean any nation, government, governmental department, commission, board, bureau, agency, regulatory authority, instrumentality, judicial or administrative body, domestic or foreign, federal, state or local having jurisdiction over the matter or matters in question.

          "Guarantee Commitment Fee" shall have the meaning specified in Section
1.01 of the Eximbank Guarantee Agreement.

          "Guarantee Exposure Fee" shall have the meaning specified in Section
3.04(a) of the Eximbank Guarantee Agreement.

                                       21

          "Guaranty Obligation" shall have the meaning specified in the definition of "Contingent Obligation" in this Schedule X.

          "Hazardous Materials" shall mean (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (iii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority of the Republic by reason of its hazardous nature.

          "IDC" shall have the meaning specified in the Eximbank Utilization
Procedures.

          "IDC Financed Portion" shall have the meaning specified in the
Eximbank Utilization Procedures.

          "Incipient Default Event" shall mean any event, act or condition which, with notice, lapse of time, or both, or the fulfillment of any other requirement provided for in the definition of the relevant Default Event, would constitute a Default Event.

          "Indebtedness" shall mean, as to any Person, without duplication, (a)
all Indebtedness For Borrowed Money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c)
all non-contingent reimbursement or payment obligations with respect to Surety
Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such

                                       22

agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all net obligations with respect to Swap Contracts; (h) all indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such
Indebtedness has an existing right, contingent or otherwise, to be secured by)
any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (i) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a)
through (g) above. For the avoidance of doubt, the term "Indebtedness" shall not include any liability or obligation of the Borrower under the Construction
Contract, the Supply Contract or the Keystone Agreement.

          "Indebtedness For Borrowed Money" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services (other than any deferral in connection with the provision of credit in the ordinary course of business by any trade creditor or utility), (ii) the available amount of all letters of credit issued for the account of such Person other than letters of credit issued in connection with trade transactions in the ordinary course of business, (iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all guaranties and similar undertakings to assume or pay the Indebtedness For
Borrowed Money of other Persons.

          "Indemnified Liabilities" shall have the meaning specified in Section
9.3(a) of the Lender Credit Agreement.

          "Independent Engineer" shall mean Stone and Webster Engineering
Corporation and any replacement therefor appointed by the Required Secured
Parties and Eximbank.

          "Independent Engineer's Report" shall mean a report of the Independent
Engineer, dated the Credit Date and in form and substance satisfactory to the
Administrative Agent, the Issuing Bank, the Lenders and Eximbank, addressing such matters as the Administrative Agent, the Issuing Bank, the

                                       23

Lenders and Eximbank may reasonably request, including but not limited to, (i)
the adequacy, completeness and acceptability of the technical criteria for the
Project contained in the Construction Contract and the Supply Contract, (ii) the
reasonableness of the construction and testing schedule for the Project, (iii)
the sufficiency of the acceptance test criteria and guaranteed levels for electrical output, capacity, net heat rate, emissions and power levels contained in the Construction Contract and the Supply Contract, (iv) the ability of the
Project when completed to meet all of the requirements set forth in the
Construction Contract, the Supply Contract and the BOT Agreement and (v) the
adequacy of subcontractors and equipment selected as of the Credit Date.

          "Information Memorandum" shall mean the Project Description included in the Application to Eximbank, dated September 22, 1995, as amended and supplemented, relating to the Project.

          "Insolvency Proceeding" shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Federal Bankruptcy Reform Act of 1978.

          "Insurance Consultant" shall mean Sedgwick James of Tennessee Inc. and any replacement therefor appointed by the Required Secured Parties and Eximbank.

          "Insurance Contracts" shall mean the insurance contracts and policies required pursuant to Sections 6.3(a) and 6.3(b) of the Lender Credit Agreement
and Sections 7.03(a) and 7.03(b) of the Eximbank Credit Agreement, any
substitutes therefor and any additional insurance contracts or policies required under any of the Financing Documents.

          "Insurance Proceeds" shall have the meaning specified in Section
3.05(a) of the Disbursement Agreement.

          "Interest Payment Date" shall mean, (i) with respect to interest accruing at any rate (excluding LIBOR) on

                                       24

any Loan, each Quarterly Date, (ii) with respect to interest accruing at LIBOR, the final date of each Interest Period using LIBOR and (iii) with respect to interest accruing at the Base Rate where the immediately succeeding Interest
Period is based on LIBOR, the final date of each Interest Period using the Base
Rate.

          "Interest Period" shall mean, in the first instance, the period commencing on and including the date of a Loan and, in the case of each subsequent, successive Interest Period applicable to such Loan commencing on the last day of the immediately preceding Interest Period, and (subject to Section
2.5(a) of the Lender Credit Agreement) ending, (i) in the case of an Interest
Period based on LIBOR, (a) on the same date in the 1st, 2nd, 3rd, 6th or, if available, 9th or 12th month thereafter, or (b) if necessary to avoid (I) having more than six (6) Interest Periods outstanding at any one time or (II) paying breakage costs in connection with the occurrence of the Eximbank Disbursement
Date, on any other date and (ii) in the case of an Interest Period based on the
Base Rate, on the next following Amsterdam Business Day, in each case counting the first but not the last day of each such Interest Period.

          "Interest Rate" shall mean interest on Loans outstanding during the relevant Interest Period, at a rate per annum equal to LIBOR for such Interest
Period plus 1.75%.

          "IRS" shall mean the Internal Revenue Service and any Governmental
Authority succeeding to any of its principal functions.

          "Issuing Bank" shall mean ING Bank, acting in the capacity of issuing bank of the Letters of Credit, and any successor or permitted assign in such capacity that is a commercial bank acceptable to Eximbank.

          "Issuing Bank Account" shall mean the account of the Issuing Bank
(account number __________) at ING Bank, P.O. Box 1800, HE 02.09, 1000 BV,
Amsterdam, the Netherlands, or such other account as the Issuing Bank may designate in writing as such to the Administrative Agent.

          "Items" shall have the meaning specified in the Eximbank Utilization
Procedures.

                                       25

          "Itochu" shall mean Itochu Corporation, a corporation organized and existing under the laws of Japan.

          "Itochu MOU" shall mean the Memorandum of Understanding dated November
1, 1995 among Itochu, Ormat Inc. and Ormat International, Inc.

          "Keystone Agreement" shall mean the Agreement Regarding Security for
Turnkey Obligations dated as of April 30, 1996 among the Borrower, Orleyte
Company, Ormat Philippines, Ormat and Ormat International, Inc.

          "L/C Commitment" shall mean, at any time, with respect to each Lender, the maximum amount that such Lender may be required to reimburse to the Issuing
Bank pursuant to Article 3 of the Lender Credit Agreement with respect to the
Total Letter of Credit at such time.

          "L/C Notice" shall have the meaning specified in Section 3.4 of the
Lender Credit Agreement.

          "L/C Termination Date" shall mean the date which is thirty (30) days prior to the last day of the Availability Period.

          "Legal Opinions" shall mean the legal opinions to be provided under
Section 5.1(c) of the Lender Credit Agreement.

          "Lender Credit" shall have the meaning specified in the first WHEREAS clause of the Lender Credit Agreement.

          "Lender Credit Agreement" shall mean the Credit Agreement, dated as of
May 13, 1996, among the Lenders, the Issuing Bank, the Administrative Agent and
the Borrower, together with all exhibits, annexes and schedules thereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Lender Credit Default" shall mean any event, act or condition which, with notice, lapse of time, or both, or the fulfillment of any other requirement provided for in Article 7 of the Lender Credit Agreement, would constitute a
Lender Credit Event of Default.

                                       26

          "Lender Credit Event of Default" shall have the meaning specified in
Article 7 of the Lender Credit Agreement.

          "Lender Credit Permitted Indebtedness" shall have the meaning provided in Section 6.17 of the Lender Credit Agreement.

          "Lender Credit Permitted Lien" shall have the meaning provided in
Section 6.18 of the Lender Credit Agreement.

          "Lender Financing Debt Service" means, for any period, an amount equal to the aggregate of (i) principal and interest actually due on the Loans
(whether by scheduled payment, maturity, acceleration or otherwise) and (ii) any other amounts (including, without limitation, indemnities, Commitment
Commission, Fees and fees payable to the Collateral Trustee pursuant to the
Collateral Trust Agreement) which the Borrower is obligated to pay during such period (whether by scheduled payment, maturity, acceleration or otherwise) to any of the Lender Financing Secured Parties pursuant to any of the Financing
Documents (excluding payments to the Accounts).

          "Lender Financing Secured Obligations" shall mean (i) all amounts owing to any Lender Financing Secured Party pursuant to the terms of any
Financing Document, including without limitation (A) the principal of and interest on the Loans, the face amount of the Letters of Credit and all other obligations and liabilities (including, without limitation, indemnities,
Commitment Commission, Fees, fees payable to the Collateral Trustee under the
Collateral Trust Agreement and interest thereon) of the Borrower to the Lender
Financing Secured Parties incurred under, arising out of or in connection with such Loans, the Letters of Credit, the Notes, the Lender Credit Agreement or any
other Financing Document; (B) any and all sums advanced by the Collateral
Trustee at its option and in its discretion prior to the Lender Financing
Termination Date or any other Lender Financing Secured Party in order to preserve the Collateral or preserve its security interest in the Collateral; (C)
upon the making of any payment by Eximbank under the Eximbank Guarantee
Agreement, any amounts owing at any time by the Borrower to Eximbank under or pursuant to the Eximbank Guarantee Agreement or the Eximbank Credit Agreement;
and (D) in the event of any proceeding for the collection or enforcement of

                                       27

the Lender Financing Secured Obligations, after a Default Event shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the
Collateral, or of any exercise by any Lender Financing Secured Party of its rights under any of the Financing Documents, together with Attorney Costs and court costs and (ii) any deferrals, renewals, extensions or refinancings of any of the Loans or of any of the amounts described in the preceding clause (i).

          "Lender Financing Secured Parties" shall mean, collectively, the
Administrative Agent, the Lenders, the Issuing Bank, the Collateral Trustee and,
upon the making of any payment by Eximbank under or pursuant to the Eximbank
Guarantee Agreement, Eximbank.

          "Lender Financing Termination Date" shall mean the date on which the
Borrower shall have paid in full, in Dollars, all Lender Financing Secured
Obligations to the Lender Financing Secured Parties, the Letters of Credit shall no longer be issued and outstanding and the Commitments shall have been terminated, notwithstanding the survival on such date of the Borrower's unaccrued obligations and liabilities under indemnities and expense and other reimbursement provisions in any Financing Document.

          "Lenders" shall mean the financial institutions listed on Schedule I to the Lender Credit Agreement and their respective successors and permitted assigns.

          "Lending Office" shall mean with respect to each Lender and the
Issuing Bank, the office of such Lender and the Issuing Bank designated on
Schedule I to the Lender Credit Agreement or such other office as such Lender or the Issuing Bank may from time to time notify the Borrower and the
Administrative Agent.

          "LIBOR" shall mean, (a) for any Interest Period referred to in clause
(i)(a) of the definition of the term "Interest Period", with respect to each
Loan (or portion thereof) that bears interest at a rate determined by reference to LIBOR, the rate of interest per annum equal to (i) the rate (rounded upwards, if necessary, to the nearest four decimal places) which is the offered rate at or about 11:00 a.m. London time two (2) Amsterdam Business Days Prior to the commencement of such Interest Period for Dollar

                                       28

deposits for a period equal to such Interest Period which appears on the display designated as the British Bankers Association Interest Settlement Rate as quoted on the Dow Jones/Telerate Monitor as Telerate Screen page no. 3750 (or such other page or service as may replace page 3750 of such service (as the case may
be) for the purpose of so displaying the British Bankers Association's Interest
Settlement Rate for London interbank offered rates and, in the absence of any such replacement page or service, such other page of such other service as ING
Bank and the Borrower may agree; or (ii) if no relevant rates appear on the
Telerate Screen or if the Telerate Screen is unavailable at the relevant time, the arithmetic mean (rounded upwards, if necessary, to the nearest four decimal places) of the respective rates quoted by the Reference Banks to ING Bank in the
London Interbank Market at or about 11:00 a.m. London time two (2) Amsterdam
Business Days prior to the commencement of such Interest Period for the offering of Dollar deposits to ING Bank in an amount comparable to the amount upon which interest is accruing, and for a period equal to such Interest Period for delivery on the first day of that Interest Period; and for any Interest Period referred to in clause (i)(b) of the definition of the term "Interest Period", with respect to each Loan (or portion thereof) that bears interest at a rate determined by reference to LIBOR, the rate of interest per annum equal to the
LIBOR rate equivalent for such Interest Period as determined by ING Bank, which rate will be based on a linear interpolation between the standard LIBOR periods that are closest in duration to such Interest Period.

          "LIBOR Overnight Rate" shall mean, as of any date, the rate of interest per annum equal to (a) the rate (rounded upwards, if necessary, to the nearest four decimal places) which is the offered rate at or about 11:00 a.m.
Amsterdam time on such date for Dollar deposits for a period equal to one day which appears on the display designated as the British Bankers Association
Interest Settlement Rate as quoted on the Dow Jones/Telerate Monitor as Telerate
Screen page no. 3750 (or such other page or service as may replace page 3750 of such service (as the case may be) for the purpose of so displaying the British
Bankers Association's Interest Settlement Rate for London interbank offered rates and, in the absence of any such replacement page or service, such other page of such other service as ING Bank and the Borrower may agree; or (b) if no relevant rates appear on the Telerate Screen or if the Telerate Screen is unavailable at the relevant time, the arithmetic mean (rounded upwards, if

                                       29

necessary, to the nearest four decimal places) of the respective rates quoted by the Reference Banks to ING Bank in the London Interbank Market at or about 11:00
a.m. Amsterdam time on such date for the offering of Dollar deposits to ING Bank for a period equal to one day in an amount comparable to the amount upon which interest is accruing.

          "LIBOR Reserve Percentage" shall mean, for any day for any Interest
Period with respect to any Person the reserve percentage (expressed as a decimal, rounded upward to the next l/100th of 1%) in effect on such day under the regulations issued from time to time by the Board of Governors for determining the reserve requirement (including any basic, special, marginal, emergency, supplemental or other reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

          "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever including, without limitation, (i) any conditional sale or other title retention agreement, any financing or similar statement or notice filed under any recording or notice statute, and any lease having substantially the same effect as any of the foregoing, and (ii) any designation (except as contemplated by the Lender Credit
Agreement and the Eximbank Credit Agreement) of loss payees or beneficiaries or any similar arrangement under any insurance policy.

          "Liquidated Damages Proceeds" shall mean all amounts paid as liquidated damages by Ormat under the Ormat EPC Guaranty and by Ormat
International, Inc. under the Ormat International, Inc. EPC Guaranty, the proceeds of all drawings on the Supply Contract Letters of Credit and all amounts paid as liquidated damages by the Construction Contractor under the
Construction Contract and by the Construction Supplier under the Supply
Contract.

          "Loans" shall mean the loans made by the Lenders pursuant to Article 2 and Article 3 of the Lender Credit Agreement.

          "Local Cost Financed Portion" shall have the meaning specified in the
Eximbank Utilization Procedures.

                                       30

          "Local Cost Item" shall have the meaning specified in the Eximbank
Utilization Procedures.

          "Long-Term Debt" shall mean, at any date, the aggregate of all those component parts of Indebtedness For Borrowed Money which fall due or whose final payment is due more than one year after the respective dates of the agreements providing for such component parts of Indebtedness, but shall not include
Affiliated Subordinated Loans made or permitted to be made under the Funding
Agreement.

          "Maintenance Amount" shall have the meaning specified in Section
2.16(b)(i) of the Lender Credit Agreement.

          "Maintenance Amount Certification" shall have the meaning specified in
Section 2.16(b)(ii) of the Lender Credit Agreement.

          "MARAD" shall mean the U.S. Maritime Administration.

          "Material Adverse Effect" shall mean a material adverse effect on (i)
the ability of the Borrower, any Obligor or the Republic to observe and perform its material obligations under any Project Document to which such Person is a party in a timely manner, (ii) the operations, business, condition (financial or otherwise), prospects or property of the Borrower or (iii) the rights or interests of the Senior Secured Parties under the Lender Credit Agreement, the
Eximbank Credit Agreement, or under any of the other Financing Documents or on any security interest granted pursuant thereto or the value thereof.

          "Material Modification" shall have the meaning specified in the
Eximbank Guarantee Agreement.

          "Maturity Date" shall mean the earliest to occur of (i) the Eximbank
Disbursement Date, (ii) the Date Certain and (iii) the date 30 days after the satisfaction of the Eximbank Funding Conditions.

          "Mixed Letter of Credit" shall have the meaning specified in Section
3.1(a) of the Lender Credit Agreement.

          "Month" shall mean a calendar month.

                                       31

          "Monthly Budget" shall mean, with respect to any Month, the estimated amount, when finalized, necessary to operate the Project for such Month, as set forth in the Annual Budget for the Fiscal Year in which such Month occurs.

          "Moody's" shall mean Moody's Investors Service, Inc.

          "Mortgage, Assignment and Pledge Agreement" shall mean the Mortgage,
Assignment and Pledge Agreement to be entered into in substantially the form of
Exhibit G to the Lender Credit Agreement among the Borrower, Ormat Philippines,
Orleyte Company and the Collateral Trustee.

          "Mortgage Collateral" shall mean all collateral to be mortgaged by the
Borrower pursuant to Part B of the Mortgage, Assignment and Pledge Agreement.

          "Multiemployer Plan" shall mean a plan that is a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which either the Borrower or any ERISA Affiliate is making, or has an obligation to make, contributions or had made, or has been obligated to make, contributions since the date which is six years immediately preceding the Credit Date.

          "NAPOCOR" shall mean The National Power Corporation, a corporation organized and existing under the laws of the Republic.

          "Negotiation Date" shall mean the date on which the Issuing Bank finds satisfactory all documents presented in connection with a drawing to be made under any of the Letters of Credit and receives a Drawing Approval from the
Administrative Agent.

          "New York Business Day" shall mean (i) any day that is not a Saturday, a Sunday or a day on which commercial banks in New York are required or authorized to be closed and (ii) when used in any respect relating to LIBOR, any day described in clause (i) of this definition that is also a day on which dealings may be carried out in the London inter-bank market.

          "Non-Financed Project Costs" shall mean all Project Costs other than
Project Costs to be financed with the

                                       32

proceeds of the Loans or the proceeds of the Letters of Credit in accordance with the Lender Credit Agreement.

          "Note" shall mean each of, and "Notes" shall mean all of, the promissory notes executed and delivered by the Borrower pursuant to Section 2.4 of the Lender Credit Agreement.

          "O&M Parameters" shall mean the parameters governing the operation and maintenance of the Project set forth in Schedule 7.07 (c) of the Eximbank Credit
Agreement.

          "O&M Support Undertaking" shall mean the Operations and Maintenance
Guaranty, dated as of May 13, 1996, among the Borrower, the Collateral Trustee and Ormat International, Inc.

          "Obligor" shall mean (i) PNOC-EDC, (ii) until all obligations of Ormat
Philippines under the Construction Contract, the Assignment and Assumption
Agreement and the Keystone Agreement have been fully satisfied, Ormat
Philippines, (iii) until all obligations of Orda 6, Inc. under the Supply
Contract, the Construction Contract and the Keystone Agreement have been fully satisfied, Orda 6, Inc., (iv) Ormat International, Inc., (v) until all obligations of the Construction Contractor, the Construction Supplier, Ormat
International, Inc. and Ormat under or in respect of the Construction Contract, the Supply Contract, the Keystone Agreement, the Ormat International, Inc. EPC
Guaranty, the Ormat EPC Guaranty, the Supply Contract Letters of Credit and the
Post-Completion Ormat Guaranty are fully satisfied, Ormat, (vi) until all obligations of Ormat International, Inc. and the Affiliated Funding Entities
under or in respect of the Funding Agreement have been fully satisfied, the
Affiliated Funding Entities, (vii) the Borrower, (viii) the Partners and (ix)
the BOT Operation Performance Security Issuer.

          "Operating Agreements" shall mean (i) the BOT Agreement, (ii) the
Accession Undertaking, (iii) the Performance Undertaking, (iv) the Construction
Contract, (v) the Supply Contract, (vi) the BOT Operation Performance Security,
(vii) the Affiliated Funding Letters of Credit, (viii) the Ormat EPC Guaranty,
(ix) the Consent Agreements, (x) the Insurance Contracts, (xi) the Keystone
Agreement, (xii) the Ormat International, Inc. EPC Guaranty, (xiii) the BOT
Construction Performance Security, (xiv) the Governmental

                                       33

Approvals set forth in Schedule 4.11 to the Lender Credit Agreement and Schedule
5.01(t) to the Eximbank Credit Agreement and all other consents, approvals and licenses obtained by or on behalf of the Borrower in connection with the
Project, including without limitation, the consents, licenses and approvals described in Section 5.2(c) of the Lender Credit Agreement and Schedule 5.01(t)
to the Eximbank Credit Agreement, (xv) any other agreement, commitment or understanding executed by or on behalf of the Borrower in connection with the
Project and designated as an Operating Agreement in a writing delivered to the
Borrower from the Administrative Agent pursuant to Section 6.1(g)(ii)(N) of the
Lender Credit Agreement and Section 7.01(g)(ii)(N) of the Eximbank Credit
Agreement, (xvi) the Supply Contract Letters of Credit, (xvii) the Assignment and Assumption Agreement and (xviii) the O&M Support Undertaking.

          "Operating and Maintenance Costs" shall mean, for any period, the amounts paid or payable by the Borrower during such period for the operation and maintenance of the Power Plant (but excluding, without limitation, non-cash items such as depreciation and amortization), including, without limitation, payments in respect of premiums for Insurance Contracts and for the BOT
Operation Performance Security, property and other Taxes, payments under Swap
Contracts and options, general and administrative expenses, lease payments permitted to be incurred by the Borrower in compliance with each of Section 6.16 of the Lender Credit Agreement and Section 8.04 of the Eximbank Credit Agreement
and payments in respect of Indebtedness of the Borrower which, at the time incurred, was permitted to be incurred by the Borrower in compliance with each of Section 6.17(d) of the Lender Credit Agreement and Section 8.05(e) of the
Eximbank Credit Agreement. Operating and Maintenance Costs do not include Debt
Service, principal, interest, fees or other amounts payable on, or with respect to any other credit facility or arrangement of the Borrower or any amounts payable by the Borrower pursuant to the Construction Contract, the Supply
Contract or the Keystone Agreement or any interest thereon.

          "Operation Date" shall mean, with respect to each Plant the earlier to occur of (i) the date on which the Borrower certifies to PNOC-EDC that such
Plant is capable of operating in accordance with the Operating Parameters (as defined in the BOT Agreement) and has successfully completed testing in accordance with Article 5 of the BOT Agreement and

                                       34

(ii) the date on which the Completion Date (as defined in the BOT Agreement) of such Plant shall have been deemed to have occurred pursuant to Section 5.4(h) of the BOT Agreement.

          "Optional Subordinated Loans" shall mean the loans specified in
Section 2(d) of the Funding Agreement together with the loan (if any) from Ormat to the Borrower pursuant to the Development Agreement.

          "Orda 6, Inc." shall mean Orda 6, Inc., a Delaware corporation.

          "Organization Documents" means, (i) for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation, and (ii) for any partnership, the partnership certificate and the partnership agreement pursuant to which such partnership was formed.

          "Orleyte Company" shall mean Orleyte Company, a limited life company organized under the laws of the Cayman Islands.

          "Ormat" shall mean Ormat Industries, Ltd., an Israeli corporation.

          "Ormat Inc." shall mean Ormat Inc., a Delaware corporation.

          "Ormat EPC Guaranty" shall mean the Guaranty dated as of April 30,
1996 among Ormat, the Borrower and the Collateral Trustee.

          "Ormat International, Inc." shall mean Ormat International, Inc., a
Delaware corporation.

          "Ormat International, Inc. EPC Guaranty" shall mean the Guaranty dated as of April 30, 1996 among Ormat International, Inc., the Borrower and the
Collateral Trustee.

          "Ormat Philippines" shall mean Ormat Philippines, Inc., a limited life company organized under the laws of the Cayman Islands.

                                       35

          "Other Taxes" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made under the Lender Credit Agreement or any other Financing Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Financing Document, other than any tax imposed on or measured by the net income or capital of a
Lender pursuant to the laws of the jurisdiction of its place of incorporation or in which the principal office of such Lender or the office from which such
Lender books its Loans is located.

          "Partner" shall mean each of Orleyte Company and Ormat Philippines, each in its respective capacity as a partner of the Borrower, and their respective successors and permitted assigns, and any other partner properly admitted into the Borrower, or its successors and permitted assigns.

          "Partnership Agreement" shall mean the Articles of Limited Partnership of the Borrower, dated as of January 31, 1996, between Orleyte Company and Ormat
Philippines, pursuant to which the Partnership was formed.

          "Payment Date" shall have the meaning specified in Section 3.3 of the
Lender Credit Agreement.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Pension Plan" shall mean any pension plan within the meaning of
Section 3(2) of ERISA, including any multiemployer pension plan, which is subject to the provisions of Title I and IV of ERISA or Section 412 of the Code
and which (i) is established, sponsored, maintained or administered by the
Borrower or any ERISA Affiliate or for which the Borrower or any ERISA Affiliate has an obligation to contribute or any liability or in which the Borrower or any
ERISA Affiliate participates, or (ii) has at any time since the date which is six years immediately preceding the Credit Date been established, sponsored, maintained, or administered on behalf of employees of the Borrower or any of its current or former ERISA Affiliates or for which the Borrower or any of its current or former ERISA Affiliates had an obligation to contribute or any liability or in which

                                       36

Borrower or any of its current or former ERISA Affiliates participated.

          "Performance Undertaking" shall mean the performance undertaking relating to the Project, dated December 12, 1995 and signed by the Secretary of
Finance of the Republic on behalf of the Republic.

          "Permitted Indebtedness" shall mean, (i) prior to the Lender Financing
Termination Date, Lender Credit Permitted Indebtedness and (ii) thereafter,
Post-Completion Permitted Indebtedness.

          "Permitted Liens" shall mean, (i) prior to the Lender Financing
Termination Date, Lender Credit Permitted Liens and (ii) thereafter,
Post-Completion Permitted Liens.

          "Permitted Payment Date" shall mean each date specified as a "Payment
Date" for the Eximbank Credit pursuant to the Eximbank Credit Agreement.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Peso Depository Agent" shall have the meaning specified in Section
3.02(e) of the Disbursement Agreement.

          "Pesos" and the sign "P" shall mean the lawful currency of the
Republic.

          "Philippines Peso Account" shall have the meaning specified in Section
3.02(e) of the Disbursement Agreement.

          "Plan" shall mean any employee benefit plan within the meaning of
Section 3(3) of ERISA, subject to Title I of ERISA, which (i) is established, sponsored, maintained or administered by the Borrower or any ERISA Affiliate, or for which the Borrower or any ERISA Affiliate has an obligation to contribute or any liability or in which the Borrower or any ERISA Affiliate participates, or
(ii) has since the date which is six years immediately preceding the Credit Date been established, sponsored, maintained or administered for employees of the
Borrower or any of its current or former ERISA Affiliates or for which the
Borrower or any of its current or former ERISA Affiliates had an obligation to

                                       37

contribute or any liability or in which the Borrower or any of its current or former ERISA Affiliates participated.

          "Plant" shall mean any of Plant A, Plant B, Plant C and Plant D.

          "Plant A" shall mean a geothermal power plant with a total gross capacity of 12.45 MW, to be located in the Mahanagdong "A" area of the island of
Leyte, Philippines and constructed pursuant to the BOT Agreement.

          "Plant B" shall mean a geothermal power plant with a total gross capacity of 6.25 MW, to be located in the Mahanagdong "B" area of the island of
Leyte, Philippines and constructed pursuant to the BOT Agreement.

          "Plant C" shall mean a geothermal power plant with a total gross capacity of 16.95 MW, to be located in the Tonganon area of the island of Leyte,
Philippines and constructed pursuant to the BOT Agreement.

          "Plant D" shall mean a geothermal power plant with a total gross capacity of 13.35 MW, to be located in the Malitbog area of the island of Leyte,
Philippines and constructed pursuant to the BOT Agreement.

          "Pledged Interests" shall have the meaning provided in Section 1 of
Part D of the Mortgage, Assignment and Pledge Agreement.

          "Pledgors" shall have the meaning specified in the preamble to the
Mortgage, Assignment and Pledge Agreement.

          "PNOC-EDC" shall mean PNOC-Energy Development Corporation, a wholly-owned subsidiary of the Philippine National Oil Company, organized and existing under the laws of the Republic.

          "PNOC-EDC Consent Agreement" shall mean the Acknowledgment and Consent
Agreement among PNOC-EDC, the Borrower and the Collateral Trustee, substantially in the form of Exhibit B to the Lender Credit Agreement.

          "Post-Completion Ormat Guaranty" shall mean the Guaranty to be dated as of the Eximbank Disbursement Date among Ormat, the Borrower and the
Collateral Trustee, if required to be executed and delivered pursuant to

                                       38

Section 5.02(p) of the Eximbank Credit Agreement, substantially in the form of
Annex C to the Eximbank Credit Agreement.

          "Post-Completion Permitted Indebtedness" shall have the meaning provided in Section 8.05 of the Eximbank Credit Agreement.

          "Post-Completion Permitted Lien" shall have the meaning provided in
Section 8.01 of the Eximbank Credit Agreement.

          "Post-Completion Standby Equity Contribution" shall have the meaning specified in Section 2(c)(iii) of the Funding Agreement.

          "Post-Completion Standby Funding Amount" shall mean an amount equal to the Standby Funding Amount less the aggregate amount of all Standby Equity
Contributions and Standby Subordinated Loans which Ormat International, Inc.
shall have been obligated to cause the Affiliated Funding Entities to make on or prior to the Lender Financing Termination Date pursuant to Sections 2(c)(i) and
(ii) of the Funding Agreement.

          "Post-Completion Standby Subordinated Loan" shall have the meaning specified in Section 2(c)(iii) of the Funding Agreement.

          "Post-Completion Standby Support Period" shall have the meaning specified in Section 2(c)(iii) of the Funding Agreement.

          "Post-Completion Trigger Event" shall mean any Event of Default set forth in Section 9.01, 9.03(a), 9.05, 9.06, 9.08, 9.09, 9.11, 9.12 or 9.13 of
the Eximbank Credit Agreement.

          "Power Plant" shall mean, collectively, Plant A, Plant B, Plant C and
Plant D.

          "Power Purchase Agreement" shall have the meaning specified in Article
1 of the BOT Agreement.

          "Proceeds" shall mean the Sales Proceeds, the Cash Receipts, the
Insurance Proceeds, the Liquidated Damages Proceeds and the Collateral Proceeds.

                                       39

          "Production Cost" shall have the meaning specified in the Eximbank
Utilization Procedures.

          "Progress Equity Contributions" shall have the meaning specified in
Section 2(b)(i) of the Funding Agreement.

          "Progress Subordinated Loans" shall have the meaning specified in
Section 2(b)(i) of the Funding Agreement.

          "Prohibited Transaction" shall mean any transaction set forth in
Section 406 of ERISA or Section 4975 of the Code which is not exempt under
Section 408 of ERISA or Section 4975(c) of the Code.

          "Project" shall mean the Power Plant, the Site, all auxiliary facilities, utilities and the sites thereof and the construction, equipping, placing into operation and operation of the Power Plant and such other facilities and utilities.

          "Project Completion Date" shall mean the date, determined as provided below, on which the following shall have occurred:

          (i) The following requirements shall have been satisfied and the
     Borrower shall have delivered to the Collateral Trustee, the Administrative
     Agent, Eximbank and the Independent Engineer a certificate (the "Borrower
     Completion Certificate") in form and substance satisfactory to the
     Administrative Agent and Eximbank, signed by an authorized representative of the Borrower, certifying that:

               (A) The Power Plant is capable of operating in accordance with the Operating Parameters (as defined in the BOT Agreement) and has successfully completed testing in accordance with Article 5 of the BOT
          Agreement and the Completion Date (as so defined) in respect of each of Plant A, Plant B, Plant C and Plant D has been achieved, attaching, with respect to each of the four plants, true, complete and correct copies of (i) the certificate of the Borrower to PNOC-EDC as to the foregoing matters contemplated by the definition of "Completion Date"
          in Section 1.1 of the BOT Agreement and (ii) the certificate of the

                                       40

          Construction Contractor or the Borrower to PNOC-EDC as to the
          foregoing matters contemplated by Section 13.3 of the Construction
          Contract.

               (B) The Construction Contractor (or other contractor designated by the Borrower and satisfactory to Eximbank) has completed all
          Performance Tests (as defined in the Construction Contract) and the other tests provided for in Exhibit E to the Construction Contract, and the Power Plant has achieved a Net Power Plant Steam Rate (as so defined, adjusted as provided in Section 3.2.2 of Exhibit E to the
          Construction Contract) of no more than 105% of the Guaranteed Net
          Power Plant Steam Rate (as so defined), 95% of the Net Deliverable
          Capacity Guarantee (as so defined) and 100% of the Reliability
          Guarantee (as so defined) attaching a true, complete and correct copy of the Notice of Substantial Completion (as so defined) for each
          Plant.

               (C) Either (i) Final Acceptance (as defined in the Construction
          Contract) has occurred and the Borrower has received all other documents and information submitted by the Construction Contractor to the Borrower pursuant to Section 13.7 of the Construction Contract attaching true, complete and correct copies of the Notice of Final
          Acceptance (as so defined) or (ii) Eximbank shall have notified the
          Borrower, the Administrative Agent and the Collateral Trustee in
          writing that none of the items remaining on the Punchlist (as so defined) at the time of such notice are, in the judgment of Eximbank, material to the completion and operation of the Project or the ability of the Borrower to observe and perform its obligations under the
          Eximbank Credit Agreement and the Project Documents in a timely manner.

               (D) No provision of (i) the BOT Agreement relating to the
          Operating Parameters, the testing provided for in Article 5 thereof or the Completion Date or (ii) the Construction Contract relating to the
          Performance Tests, the Performance Guarantees, Exhibit E thereto or
          Final Acceptance, has in either case been amended or otherwise modified without the prior written consent of Eximbank.

                                       41

               (E) All payments for contractors' work and equipment having a material impact on the ability of the Project to operate in the manner contemplated by the Construction Contract and the BOT Agreement have been settled in full, other than immaterial amounts in dispute or amounts that have been fully bonded by the Borrower by a bond issuer satisfactory, and under documentation satisfactory in form and substance, to Eximbank.

               (F) No property, assets or revenues of the Borrower are subject to any Liens, except for Permitted Liens.

               (G) No Default or Event of Default (as defined in the Eximbank
          Credit Agreement) shall exist and be continuing or would exist, after giving effect to the Eximbank Disbursement, and no other Default Event or Incipient Default Event shall exist and be continuing, and in any such case have not been waived.

               (H) The representations and warranties of the Borrower contained in Article 4 of the Lender Credit Agreement and Section 6 of the
          Eximbank Credit Agreement (other than the representations made in
          Section 4.7(c) of the Lender Credit Agreement and Section 6.01(g)(ii)
          of the Eximbank Credit Agreement) and of any Obligor which is an
          Affiliate of the Borrower and contained in the other Project Documents
          (other than Insurance Contracts, Governmental Approvals or any other agreement, commitment or understanding referred to in subsection (xv)
          of the definition of "Operating Agreements" in this Schedule X) are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the Borrower Completion Certificate, except where expressed to be made as of an earlier date.

               (I) Each of the Governmental Approvals set forth in Parts A and B of Schedule 5.01(t) to the Eximbank Credit Agreement has been duly obtained or made, is validly issued, is in full force and effect, is not subject to appeal, is held in the name of the Person identified in said Schedule and is free from conditions or requirements compliance

                                       42

          with which is reasonably likely to have a Material Adverse Effect or which the Borrower does not reasonably expect to be able to satisfy.
          There is no proceeding pending or, to the best knowledge of the
          Borrower, threatened which is reasonably likely to result in the rescission, termination, material modification, suspension or determination of invalidity or lack of effectiveness of any such
          Governmental Approval.

               (J) The Borrower is in compliance with all Applicable Laws in respect of the conduct of its business and the ownership of its property (including Applicable Laws relating to environmental standards and controls).

               (K) The Borrower shall have arranged for the delivery of and
          PNOC-EDC shall have accepted the BOT Operation Performance Security.

          (ii) The Borrower shall have delivered to Eximbank, together with the
     Borrower Completion Certificate, a legal opinion of Sycip Salazar Hernandez
     & Gatmaitan (or, if such counsel are not available to deliver such opinion, such other Philippine counsel to the Borrower satisfactory to Eximbank), dated as of the date of the Borrower Completion Certificate, with respect to the matters specified in Paragraphs (F) and (I) of the Borrower
     Completion Certificate.

          (iii) The Independent Engineer has certified to Eximbank (with copies to the Borrower and the Administrative Agent) (x) that all substantive work under the terms of each of the Construction Contract and the Supply
     Contract is complete and in compliance with the Construction Contract and the Supply Contract and the design scope document, including any amendments or change orders effected in accordance with the Financing Documents, and
     (y) as to the matters set forth in Paragraphs (A), (B) and (C) of the
     Borrower Completion Certificate. Such certificate shall identify all change orders, amendments, modifications or waivers "requested and granted pursuant to the terms of the Construction Contract or the Supply Contract.

          (iv) Eximbank shall have delivered to the Borrower and the Collateral
     Trustee a written notice (the

                                       43

     "Eximbank Completion Notice") stating that the Borrower Completion
     Certificate is acceptable to Eximbank (it being understood that Eximbank shall respond as to the acceptability of the Borrower Completion
     Certificate without unreasonable delay).

The Project Completion Date shall be deemed to occur as of the date of the
Eximbank Completion Notice or, if not dated, as of the date of receipt thereof by the Collateral Trustee. In the event Eximbank issues to the Collateral
Trustee a written objection (the "Eximbank Objection") to the Borrower
Completion Certificate, the Project Completion Date shall not be deemed to occur until such objection, which shall be made in good faith and shall be based on the grounds of any of the matters referred to in the Borrower Completion
Certificate or clause (ii) or (iii) above, is withdrawn in writing by Eximbank and all the requirements set forth in clauses (i) through (iv) above have been fully satisfied or until the Borrower has provided Eximbank with a reply to, or evidence refuting, such Eximbank Objection, which reply or evidence shall be, in the reasonable view of Eximbank, satisfactory, in which case Eximbank shall promptly withdraw in writing such Eximbank Objection. In the event the
Independent Engineer provides to the Collateral Trustee a written statement (the
"Independent Engineer's Statement") identifying the reasons for not providing the certification required pursuant to paragraph (iii) above, the Project
Completion Date shall not be deemed to occur until the Independent Engineer issues such certification and all the other requirements set forth in paragraphs
(i) through (iv) above have been fully satisfied. In the event that:

     (x) the Collateral Trustee has not received, within forty (40) days of receipt by the Collateral Trustee of a Borrower Completion Certificate,
     from Eximbank a written notice stated to be an Eximbank Objection, and

     (y) the Collateral Trustee has not received, within such forty day period, a written statement identified to the Collateral Trustee by the Independent
     Engineer or by Eximbank as an Independent Engineer's Statement,

then, upon issuance by the Collateral Trustee of a "Final Notice of Deemed
Project Completion" to Eximbank and the Borrower, the conditions contained in paragraphs (i) through (iv) shall be deemed satisfied and the Project Completion
Date shall be deemed to have occurred as of the later of the

                                       44

date of receipt of such Notice by Eximbank and the Borrower and the "Deemed
Project Completion Date" specified in such Notice.

          "Project Costs" shall mean all costs of the Borrower up to amounts reflected in the respective Budget Categories contained in the Construction
Budget to complete the construction of the Project in accordance with the
Project Documents; such costs and expenses shall include, without limitation (or duplication) all amounts payable under the Construction Contract (other than bonuses, if any, payable to the Construction Contractor pursuant to the
Construction Contract) and the Supply Contract (other than bonuses, if any, payable to the Construction Supplier) of the Supply Contract), the Contract
Price of all Items, the Development Fee, working capital, consulting fees of the
Independent Engineer and the Insurance Consultant, the amount of the Guarantee
Commitment Fee, Guarantee Exposure Fee, Extended Cover Commitment Fee, Extended
Cover Exposure Fee (if any), legal fees and disbursements, interest, Fees and
Commitment Commission.

          "Project Documents" shall mean each of the Financing Documents and the
Operating Agreements.

          "PUHCA" shall mean the Public Utility Holding Company Act of 1935, as amended.

          "Purchase Contract" shall have the meaning specified in the Eximbank
Utilization Procedures.

          "Quarter" shall mean a calendar quarter.

          "Quarterly Budget and Reconciliation" shall have the meaning specified in Section 2.01 of the Disbursement Agreement.

          "Quarterly Date" shall mean (A) prior to the Lender Financing
Termination Date, (i) the last Amsterdam Business Day of each December, March,
June and September and (ii) the Maturity Date and (B) after the Lender Financing
Termination Date (i) the 30th day of each December, March, June and September occurring prior to the Senior Debt Termination Date and (ii) the Senior Debt
Termination Date.

          "Reconciliation Threshold" shall have the meaning specified in Section
2.01 of the Disbursement Agreement.

                                       45

          "Reference Banks" means National Westminster Bank plc, Barclays Bank plc, Bank of Tokyo and Bankers Trust Company, or other banks or financial institutions which ING Bank may notify to the Borrower for this purpose after consultation with the Borrower.

          "Remaining Funding Amount" shall mean, as of any date, the excess of
(i) the Required Funding Amount over (ii) the aggregate amount of all Required
Subordinated Loans and Required Equity Contributions made on or prior to such date.

          "Replacement Lender" shall mean a financial institution that (i) has agreed to acquire and assume all or part of a Lender's proportionate share of the Loans or its Commitment, (ii) is reasonably satisfactory to the Required
Lenders, (iii) is satisfactory to the Borrower in its sole discretion, (iv) if any of the Letters of Credit is outstanding, is satisfactory to the Issuing Bank in its sole discretion, (v) is eligible for the coverage of the Guarantee (as defined in the Eximbank Guarantee Agreement) under the laws, rules, regulations and policies of Eximbank and (vi) has been approved by Eximbank (if such financial institution is not one of the Lenders listed in Schedule I to the
Lender Credit Agreement).

          "Representative Agreement" shall mean the Representative Agreement to be entered into between the Administrative Agent and the Independent Engineer
for their benefit and for the benefit of the Issuing Bank, the Lenders and
Eximbank, and acknowledged and agreed to by the Borrower.

          "Republic" shall mean the Republic of the Philippines.

          "Republic Consent Agreement" shall mean the Acknowledgment and Consent
Agreement among the Department of Finance of the Republic on behalf of the
Republic, the Borrower and the Collateral Trustee, substantially in the form of
Exhibit A to the Lender Credit Agreement.

          "Request for Letter of Credit Approval" shall have the meaning specified in the Eximbank Utilization Procedures.

          "Required Equity Contributions" shall mean, collectively, the Progress
Equity Contributions and any and all Default Equity Contributions.

                                       46

          "Required Funding Amount" shall mean $16,705,045.

          "Required Lenders" shall mean, at any time, Lenders holding at such time at least 66 2/3% of (i) prior to the Credit Date, the Total Commitment and
(ii) on and after the Credit Date, the Total Loans.

          "Required Letter of Credit" shall have the meaning specified in
Section 2(k)(i) of the Funding Agreement.

          "Required Reserves" shall have the meaning specified in Section
2.5(e) of the Lender Credit Agreement.

          "Required Secured Parties" shall mean, subject to Section 9.17 of the
Lender Credit Agreement, (i) initially and until the Credit Date, the holders of at least 66 2/3% of the sum of the Total Commitment and (ii) at any time on or after the Credit Date and prior to the Senior Debt Termination Date, the holders at such time of at least 66 2/3% of the Senior Secured Principal Amount
Outstanding, and (iii) at any time on or after the Senior Debt Termination Date and prior to the Termination Date, the holders at such time of at least 66-2/3%
of the Subordinated Secured Principal Amount Outstanding.

          "Required Subordinated Loans" shall mean, collectively, the Progress
Subordinated Loans and any and all Default Subordinated Loans.

          "Restricted Payment" shall have the meaning provided in Section 8.03 of the Eximbank Credit Agreement.

          "S&P" shall mean Standard & Poor's Corporation.

          "Sales" shall mean all sales by the Borrower of electricity to
PNOC-EDC or any other Person under the BOT Agreement or otherwise.

          "Sales Proceeds" shall mean all monies due and to become due to the
Borrower from all Sales and all monies due and to become due to the Borrower on account of the payment by PNOC-EDC of Capacity Payments and Energy Fees (each such term as defined in the BOT Agreement) as required by Section 2.2 of the BOT
Agreement and shall include, without limitation, all accounts, contract rights and all rights and benefits whatsoever accruing to the Borrower under the BOT
Agreement and including, without limitation, all rights to,

                                       47

and rights to collect, proceeds due in connection with the sale of electricity under the BOT Agreement and the right to amend, cancel, terminate and/or supplement the BOT Agreement and all proceeds thereof as defined in the Uniform
Commercial Code of the State of New York.

          "Scheduled Completion Date" shall have the meaning specified in
Section 1.1 of the Supply Contract and Section 1.1 of the Construction Contract.

          "Secured Obligations" shall mean, collectively, the Senior Secured
Obligations and the Subordinated Secured Obligations.

          "Secured Parties" shall mean, collectively, the Senior Secured Parties and the Subordinated Secured Parties.

          "Security" shall mean (i) the Security Documents, (ii) the power or powers of attorney provided for in any of the Security Documents, (iii) the benefits and/or assignment of benefits under the Insurance Contracts pursuant thereto or any other Project Document, together with (iv) all rights, powers and remedies of the Secured Parties (or any of them) under the Security Documents as well as such other security, liens, rights, powers and remedies as may be created or granted by the Borrower, Ormat, Ormat International, Inc., Ormat
Philippines or Orleyte Company in favor of the Collateral Trustee for the benefit of the Secured Parties, or in favor of the Secured Parties (or any of them) at a later date under any other agreement with the Borrower, Ormat, Ormat
International, Inc., Ormat Philippines or Orleyte Company; together with the rights, benefits and remedies of the Secured Parties (or any of them), inherent thereto or provided for herein or therein.

          "Security Documents" shall mean the Disbursement Agreement, the
Mortgage, Assignment and Pledge Agreement, the Collateral Trust Agreement and
the Funding Agreement.

          "Security Interest" shall have the meaning specified in Section 2(j)
(iii) of the Funding Agreement.

          "Senior Debt Service" shall mean, for any period, an amount equal to the aggregate of (without duplication) Lender Financing Debt Service, Eximbank
Debt Service and Senior Permitted Debt Service for such period.

                                       48

          "Senior Debt Termination Date" shall mean the later to occur of (i)
the Lender Financing Termination Date and (ii) the Eximbank Termination Date.

          "Senior Permitted Debt Service" shall mean, for any period, an amount equal to the aggregate of all amounts which the Borrower is obligated to pay during such period to any Senior Permitted Indebtedness Holder on account of any
Senior Permitted Indebtedness.

          "Senior Permitted Indebtedness" shall mean, collectively (i) any
Unsecured Senior Working Capital Indebtedness and (ii) Indebtedness of the
Borrower which, at the time incurred, was permitted to be incurred by the
Borrower in compliance with each of Section 6.17(e) of the Lender Credit
Agreement and Section 8.05(e) of the Eximbank Credit Agreement.

          "Senior Permitted Indebtedness Holders" shall mean, collectively, (i)
any Senior Working Capital Lenders and (ii) the holders of Indebtedness of the
Borrower described in clause (ii) of the definition of the term "Senior
Permitted Indebtedness" in this Schedule X.

          "Senior Secured Obligations" shall mean, collectively, the Lender
Financing Secured Obligations and the Eximbank Secured Obligations.

          "Senior Secured Parties" shall mean, collectively, the Administrative
Agent, the Collateral Trustee, the Lenders, the Issuing Bank, Eximbank and the
respective successors and permitted assigns of such Persons, excluding the
Collateral Trustee with respect to the giving of (i) any consents under the
Lender Credit Agreement and (ii) any instructions, advice or indemnity under any
Project Document where the Collateral Trustee is the recipient of such instructions, advice or indemnity.

          "Senior Secured Principal Amount Outstanding" shall mean, at any time, the sum of the aggregate principal amounts of (i) the Loans outstanding at such time, (ii) without duplication of clause (i), the amount (if any) paid by
Eximbank to the Lenders pursuant to the Eximbank Guarantee Agreement and (iii)
the Eximbank Credit outstanding at such time.

                                       49

          "Senior Working Capital Lenders" shall mean one or more banks to whom the Borrower has incurred any liability in respect of any Unsecured Senior
Working Capital Indebtedness.

          "Service Fee Account" shall have the meaning specified in Section
3.02(c) of the Disbursement Agreement.

          "SFRI Fees" shall have the meaning specified in Section 3.02(c) of the Disbursement Agreement.

          "Short-term Debt" shall mean, at any date, all Indebtedness of the
Borrower other than Long-term Debt.

          "Site" shall mean the "Site" as defined in the BOT Agreement.

          "Standby Equity Contribution" shall have the meaning specified in
Section 2(c)(i) of the Funding Agreement.

          "Standby Funding Account" shall have the meaning specified in Section
2(j)(ii) of the Funding Agreement.

          "Standby Funding Amount" shall mean $2 million.

          "Standby Letter of Credit" shall have the meaning specified in Section
2(k)(ii) of the Funding Agreement. The Lenders have approved The Industrial
Development Bank of Israel Ltd. as the issuer of the Standby Letter of Credit.

          "Standby Subordinated Loan" shall have the meaning specified in
Section 2(c)(i) of the Funding Agreement.

          "Subordinated Debt Service" shall mean, for any period, an amount equal to the sum of Third Party Subordinated Debt Service, Affiliated
Subordinated Debt Service and Subordinated Working Capital Debt Service for such period.

          "Subordinated Debt Termination Date" shall mean the date on which the
Borrower shall have paid in full all Subordinated Secured Obligations.

          "Subordinated Indebtedness" means, collectively Subordinated Secured
Working Capital Indebtedness, Third

                                       50

Party Subordinated Indebtedness and Affiliated Subordinated Loans.

          "Subordinated Note" and "Subordinated Notes" shall have the respective meanings specified in Section 2(e) of the Funding Agreement.

          "Subordinated Secured Obligations" shall mean, collectively, the Third
Party Subordinated Obligations, the Affiliated Subordinated Obligations and the
Working Capital Subordinated Secured Obligations.

          "Subordinated Secured Parties" shall mean, collectively, the
Affiliated Funding Entities (but only to the extent of the amount of the
Affiliated Subordinated Obligations), the Third Party Subordinated Lenders and
the Subordinated Working Capital Lenders.

          "Subordinated Secured Principal Amount Outstanding" shall mean, at any time, the sum of the aggregate principal amounts of (i) the Affiliated
Subordinated Loans outstanding at such time, (ii) Third Party Subordinated
Indebtedness outstanding at such time and (iii) Subordinated Working Capital
Loans outstanding at such time.

          "Subordinated Secured Working Capital Indebtedness" shall mean indebtedness of the Borrower (including the principal amount of any loan advanced to the Borrower and the face amount of any letter of credit issued for the account of the Borrower (such amounts, to the extent advanced, the
"Subordinated Working Capital Loans") and any and all interest, fees, premiums and other charges on either of the foregoing) which is incurred for money borrowed from one or more banks solely for working capital purposes, payments on which indebtedness is subordinated to (i) the prior payment in full of the
Lender Financing Secured Obligations on the terms set forth in Schedule 6.17(c)
to the Lender Credit Agreement and (ii) the prior payment in full of the
Eximbank Secured Obligations on the terms set forth in Schedule 8.05(c) to the
Eximbank Credit Agreement.

          "Subordinated Working Capital Debt Service" shall mean, for any period, an amount equal to the aggregate of all amounts which the Borrower is obligated to pay during such period (whether by scheduled payment, maturity, acceleration or otherwise) to any Subordinated Working Capital Lender on

                                       51

account of any Working Capital Subordinated Secured Obligations.

          "Subordinated Working Capital Lenders" shall mean one or more banks to whom the Borrower has incurred any liability in respect of any Subordinated
Secured Working Capital Indebtedness and who are reasonably acceptable to the
Required Lenders and the Collateral Trustee.

          "Subordinated Working Capital Loans" shall have the meaning specified in the definition of the term "Subordinated Secured Working Capital
Indebtedness" in this Schedule X.

          "Subordinated Working Capital Termination Date" shall mean the date on which the Borrower shall have paid in full, in cash, all Working Capital
Subordinated Secured Obligations and the commitment of each Subordinated Working
Capital Lender shall have been terminated.

          "Subsidiary" shall mean, as to any Person, (i) any corporation more than fifty percent (50%) of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

          "Substantial Completion" shall have the meaning specified in Section
1.1 of the Construction Contract.

          "Supplier" shall have the meaning specified in the Eximbank
Utilization Procedures.

          "Supply Contract" shall mean the Supply Contract dated as of April 30,
1996 between the Borrower and the Construction Supplier, as supplemented and amended by the Keystone Agreement.

          "Supply Contract Letters of Credit" shall mean, collectively, (i) the
Letter of Credit (as defined in the Keystone Agreement) to be issued for the benefit of the Collateral Trustee for the account of Ormat pursuant to

                                       52

Section 3.1 of the Keystone Agreement and (ii) the Retention Letter of Credit
(as defined in the Keystone Agreement) to be issued for the benefit of the
Collateral Trustee for the account of Ormat pursuant to Section 3.1 of the
Keystone Agreement. The Lenders have approved Bank Hapoalim B.M. as the issuer of the Letter of Credit referred to in clause (i) of the preceding sentence and
The Industrial Development Bank of Israel Ltd. as the issuer of the Retention
Letter of Credit referred to in clause (ii) of the preceding sentence.

          "Surety Instruments" shall mean all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          "Swap Contracts" shall mean swap agreements (as such term is defined in Section 101 of the Federal Bankruptcy Reform Act of 1978) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates or commodity prices.

          "Taxes" shall mean any taxes, levies, imposts, duties or other charges, of whatsoever nature, imposed by the Republic or any political subdivision or taxing authority thereof.

          "Tel Aviv Business Day" shall mean (i) any day that is not a Saturday, a Sunday or a day on which commercial banks in Tel Aviv are required or authorized to be closed and (ii) when used in any respect relating to LIBOR, any day described in clause (i) of this definition that is also a day on which dealings may be carried out in the London inter-bank market.

          "Termination Date" shall mean the later to occur of (i) the Senior
Debt Termination Date and (ii) the Subordinated Debt Termination Date.

          "Termination Event" shall mean: (i) any "Reportable Event" described in Section 4043(b) of ERISA, other than an event for which the 30 day notice requirement is met under Section .13, .14, .18, .19 or .20 of PBGC Regulation
Section 2615; (ii) the withdrawal of the Borrower or any ERISA Affiliate from a
Pension Plan during a plan year in which it was a "substantial employer" within the meaning of Section 4001(a)(2) of ERISA; (iii) the filing of intent to terminate a Pension Plan, the treatment of a Pension Plan

                                       53

amendment as a termination under Section 4041 of ERISA, the appointment of a trustee with respect thereto, or the termination of a Pension Plan; (iv) the institution of proceedings to terminate a Pension Plan or to appoint a trustee with respect to a Pension Plan by the PBGC; (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan;
(vi) the imposition of a lien pursuant to Section 412 of the Code or Section 302 or 4068 of ERISA; (vii) the complete or partial withdrawal under Section 4201 or
4204 of ERISA from a Multiemployer Plan; (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under
Section 4241 or 4245 of ERISA; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA.

          "Third Party Subordinated Debt Service" shall mean, for any period, an amount equal to the aggregate of all amounts which the Borrower is obligated to pay during such period (whether by scheduled payment, maturity, acceleration or otherwise) to any Third Party Subordinated Lender on account of any Third Party
Subordinated Indebtedness.

          "Third Party Subordinated Indebtedness" shall mean indebtedness of the
Borrower (including principal, interest, fees, premiums and other charges thereon) in an aggregate principal amount not to exceed $2.5 million at any time, payments of principal, interest and premium on which is subordinated to
(i) the prior payment in full of the Lender Financing Secured Obligations on the terms set forth in Schedule 6.17(c) to the Lender Credit Agreement and (ii) the
prior payment in full of the Eximbank Secured Obligations on the terms set forth in Schedule 8.05(c) to the Eximbank Credit Agreement.

          "Third Party Subordinated Lender" shall mean one or more Persons, none of whom is an Affiliate of the Borrower or any of its Affiliates, to whom the
Borrower has incurred any liability in respect of any Third Party Subordinated
Indebtedness.

          "Third Party Subordinated Obligations" shall mean all amounts payable by the Borrower to any Third Party

                                       54

Subordinated Lender in respect of Third Party Subordinated Indebtedness.

          "Total Commitment" shall mean, at any time, the sum of the Commitments of each Lender.

          "Total Letter of Credit" shall mean, at any time, the stated amount of the Mixed Letter of Credit less the aggregate amount of all drawings made thereunder as at such time.

          "Total Loans" shall mean, at any time, the aggregate principal amount of all Loans outstanding at such time.

          "Total Unutilized Commitment" shall mean, at any time, the Total
Commitment at such time less (i) the Total Loans at such time and (ii) the Total
Letter of Credit at such time, which amount of Total Letter of Credit shall include the stated amount of the Letter of Credit requested to be opened by the
Borrower at such time.

          "United States" shall mean the United States of America.

          "Unsecured Senior Working Capital Indebtedness" shall mean indebtedness of the Borrower (including the principal amount of any loan advanced to the Borrower and the face amount of any letter of credit issued for the account of the Borrower (such amounts, to the extent advanced, the
"Unsecured Senior Working Capital Loans") and any and all interest, fees, premiums and the other charges on either of the foregoing) which (i) is not secured by any Lien, (ii) is incurred for money borrowed from one or more banks solely for working capital purposes and (iii) on the date incurred, was permitted to be incurred by the Borrower in compliance with each of Section
6.17(b) of the Lender Credit Agreement and Section 8.05(c) of the Eximbank
Credit Agreement.

          "U.S. Content" shall have the meaning specified in the Eximbank
Utilization Procedures.

          "Utilization" shall mean the making of a Loan or the issuance of any of the Letters of Credit pursuant to the terms of the Lender Credit Agreement.

                                       55

          2. Principles of Construction. (a) The meanings set forth for defined terms in this Schedule X or in any Financing Document shall be equally applicable to both the singular and plural forms of the terms defined.

          (b) All references in any Financing Document to clauses, sections, articles, schedules, annexes and exhibits are to clauses, sections, articles, schedules and exhibits in or to such Financing Document unless otherwise specified therein. The words "hereof," "herein" and "hereunder" and words of similar import when used in a Financing Document shall refer to such Financing
Document as a whole and not to any particular provision of such Financing
Document.

          (c) All accounting terms not specifically defined in a Financing
Document shall be construed in accordance with generally accepted accounting principles in conformity with those used in the preparation of the financial statements referred to in Section 6.1 of the Lender Credit Agreement and Section
7.01 of the Eximbank Credit Agreement except as otherwise provided in such
Financing Document.

          (d) References in any Financing Document to any statute, decree or regulation shall be construed as a reference to such statute, law, decree or regulation as reenacted, redesignated, amended or extended from time to time and references in any Financing Document to any document or agreement shall be deemed to include references to such document or agreement as amended, varied, supplemented or replaced from time to time.

          (e) References to any representation by the Borrower, by any Obligor which is an Affiliate of the Borrower or by the Sponsor or by any officer thereof being to the best of such Person's knowledge shall be deemed to be to the best of such Person's knowledge after due inquiry.

          (f) If any amount to be determined or measured pursuant to any of the
Financing Documents relates to a transaction in a currency other than Dollars, such determination shall be made by converting such currency by reference to the buying spot market rate of exchange on the date of such transaction.

          (g) References to any Person or Persons shall be construed as a reference to any permitted successors or permitted assigns of such Person or
Persons.

                                       56

          (h) The headings of the articles, sections and subsections in any
Financing Document are included for convenience only and shall not in any way affect the meaning or construction of any provision of such Financing Document.

          (i) References in any Financing Document or this Schedule X to any
Financing Document shall be construed as a reference to such Financing Document, together with all schedules, exhibits and annexes thereto.

                                       57

                                                            Schedule 5.01(b) to
                                                       Eximbank Credit Agreement

                                 LEGAL OPINIONS

Section A

1.   Opinion of Perkins Coie, New York Counsel to the Borrower, Ormat
     Industries, Ltd., Ormat International, Inc., Orleyte Company and Ormat
     Philippines, Inc.

2.   Opinion of SyCip, Salazar, Hernandez & Gatmaitan, Philippine Counsel to the
     Borrower, Orleyte Company and Ormat Philippines, Inc.

3.   Opinion of SyCip, Salazar, Hernandez & Gatmaitan, Philippine Counsel to the
     Borrower as required by Section 5.0l(o) of the Eximbank Credit Agreement

4.   Opinion of Israeli Counsel to Ormat industries, Ltd.

5.   Opinion of Cayman Islands Counsel to Orleyte Company and Ormat Philippines,
     Inc.

6.   Opinion of Counsel to PNOC-Energy Development Corporation

7.   Opinion of Secretary of Justice of the Republic of the Philippines
     regarding the validity, enforceability and binding effect of the
     Performance Undertaking

8.   Opinion of Secretary of Justice of the Republic of the Philippines
     regarding the validity, enforceability and binding effect of the Republic
     Consent Agreement

9.   Opinion of Castillo Laman Tan Pantaleon & San Jose, Philippine Counsel to
     Eximbank

10.  Opinion of Special Regulatory Counsel to the Borrower, Ormat industries,
     Ltd., Ormat International, Inc., Orleyte Company and Ormat Philippines,
     Inc. and other Ormat Entities

Section B

1.   Opinion of Perkins Coie, New York Counsel to the Botrower, Ormat
     Industries, Ltd., Ormat International, Inc., Orleyte Company and Ormat
     Philippines, Inc.

2.   Opinion of SyCip, Salazar, Hernandez & Gatmaitan, Philippine Counsel to the
     Borrower, Ormat Industries, Ltd., Ormat International, Inc., Orleyte
     Company and Ormat Philippines, Inc.

3.   Opinion of Cayman Islands Counsel to Orleyte Company and Ormat Philippines,
     Inc.

4.   Opinion of Israeli Counsel to Ormat Industries, Ltd.

                                       -2-

                                                             Schedule 5.01(t) to
                                                       Eximbank Credit Agreement

                         LIST OF GOVERNMENTAL APPROVALS
                        FOR THE PROJECT AND ITS FINANCING

A.   GOVERNMENT APPROVALS TO BE OBTAINED PRIOR TO FIRST DISBURSEMENT

     1.   CENTRAL BANK OF THE PHILIPPINES

          1.1  Approval of (i) the foreign currency loans to be made to the
               Borrower by me Lenders, (ii) the direct disbursements of foreign loans, and (iii) the financial guarantees by foreign banks and financial institutions of the Borrower's obligations.

          1.2  Registration of the build-operate-transfer scheme under the BOT
               Agreement.

          1.3  Certification that the terms and provisions of each of the Lender
               Credit Agreement and the Eximbank Credit Agreement (the "Loan
               Agreements") are substantially in order and conform with the terms and conditions of the approval of the Central Bank.

          1.4  Registration in coordination with the Securities and Exchange
               Commission ("SEC") of the direct foreign equity investments in each of Orleyte Company and Ormat Philippines, Inc. (the
               "Partners").

     2.   BOARD OF INVESTMENTS ("BOI")

          2.1  (i) Approval of the transfer of the first phase/50MW of the registration of PNOC-EDC as a pioneer enterprise under the
               Omnibus Investments Code of 1987 in connection with the 440MW
               Leyte Geothermal Project under Certificate of Registration No.
               90-802, dated September 30, 1991, to the Borrower, (ii)
               annotation of such transfer in the said Certificate of
               Registration, and (iii) compliance with the conditions for such transfer.

          2.2  Confirmation mat in the event of foreclosure of the security over the Borrower or its assets, prior notice to the BOI shall be deemed substantial compliance with the condition of prior BOI permission for transfer of ownership/control over the enterprise,

                                        1

          2.3  Waiver of compliance by the Borrower with the 10% public participation requirement.

          2.4  Extension of the benefit of tax and duty-free importation of capital equipment until September, 1998.

     SECURITIES AND EXCHANGE COMMISSION

          3.1  SEC Certificate of Registration No. AP096-O0338, dated February
               14, 1996, in favor of the Borrower, approving the formation of the Borrower as a limited partnership under the laws of the
               Philippines and granting it the authority to do business in the
               Philippines.

          3.2  SEC Certificate of Registration No. AP096-014, dated January
               26, 1996, in favor of the Orleyte Company, approving its
               establishment of a branch office and granting it the authority to do business in the Philippines.

          3.3  SEC Certificate of Registration No. AP096-015, dated January
               26, 1996, in favor of Ormat Philippines, Inc., approving its establishment of a branch office and granting it the authority to do business in die Philippines.

     OFFICE OF THE PRESIDENT/DEPARTMENT OF FINANCE

          4.1  Performance Undertaking executed on December 12, 1995 by the
               Undersecretary of Finance to Ormat Inc. and its successors and assigns to guarantee the performance by PNOC-EDC of its
               obligations under the BOT Agreement.

          4.2  Full powers authorization issued by the President of the Republic on July 19, 1995, confirming the authority of Honorable Nazario
               C. Vasquez, President of PNOC-EDC to execute the BOT Agreement and authorizing Honorable Roberto F. De Ocampo, Secretary of
               Finance, Honorable Romeo L. Bernardo, Undersecretary of Finance,
               or Honorable Ma. Cecilia G. Soriano, Undersecretary of Finance,
               to execute the Performance Undertaking and any other deed or document which may be necessary or proper for the purpose of implementing such Performance Undertaking.

                                        2

          4.3  Republic Acknowledgment and Consent Agreement executed by the
               Department of Finance, consenting to the security and other arrangements required by the lenders of the Borrower.

     5.   DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES
          ("DENR")

          5.1  Environmental Compliance Certificate, dated May 20, 1993, in favor of PNOC-EDC and the Project (the "ECC").

          5.2  Confirmation of the Environmental Management Bureau, dated July
               31, 1995, stating that the Project is covered by the ECC.

          5.3  Certification that the Sites are on public land, not subject to any private rights, and are located within the Leyte Geothermal
               Reservation.

     6.   PNOC-EDC

          6.1  Resolutions of PNOC-EDC board of directors authorizing the execution, delivery and performance by PNOC-EDC of the BOT
               Agreement, the PNOC-EDC Consent Agreement and the Accession
               Undertaking, certified by the Corporate Secretary of PNOC-EDC.

          6.2  Power Purchase Agreement between NAPOCOR and PNOC-EDC, dated
               March 4, 1994 (as amended).

          6.3  Resolutions of the respective boards of directors of PNOC-EDC and
               NAPOCOR authorizing the execution, delivery and performance of the Power Purchase Agreement.

          6.4  Certificate from PNOC-EDC, duly notarized, confirming PNOC-EDC's right to use the Site and that the Borrower has the right to use the Site until the Transfer Date (as defined in the BOT
               Agreement).

     7.   NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

          7.1  Certification, dated November 21, 1995, of the approval given on
               November 14, 1995 of the Project as a high priority economic project for power development for purposes of the Uniform
               Currency Act.

                                        3

          7.2  Confirmation, dated November 2, 1995, of the approval of the
               Project by the Investment Coordination Committee.

     8.   DEPARTMENT OF ENERGY

          8.1  Accreditation of the Borrower as a Block Power Production
               Facility under Executive Order 215.

     9.   REGIONAL DEVELOPMENT COUNCIL FOR REGION VIII

          9.1  Endorsement and Approval of the Leyte "A" Geothermal Project
               pursuant to Resolution No. 11, s. 1992 and Resolution No. 8, s.
               1994.

     10.  LOCAL GOVERNMENTS

          10.1 Approval of the Project by the affected Sanguniang Barangay(s),
               Sanguniang Bayan, Ormoc City and Provincial Government.

     11.  BUREAU OF INTERNAL REVENUE

          11.1 Documentary stamp tax on Project Documents and the Financing
               Documents.

          11.2 Registration of the Borrower, including VAT registration and obtainment of taxpayer identification number and VAT
               identification number.

          11.3 Registration of the Borrower's books of account, invoices and official receipts.

          11.4 Registration of the Borrower as a withholding agent, including obtainment of withholding agent's identification number.

     12.  LAND TRANSPORTATION OFFICE

          12.1 Registration of vehicles, if any.

          12.2 Registration of the chattel mortgage on motor vehicles, if any, constituting "Present Chattel" as defined in the Mortgage,
               Assignment and Pledge.

     13.  REGISTER OF DEEDS

          13.1 Registration of the Mortgage with the appropriate branch of the
               Register of Deeds of Leyte.

                                        4

     14.  NATIONAL ELECTRIFICATION ADMINISTRATION ("NEA") AND ENERGY REGULATORY
          BOARD ("ERB")

          14.1 NEA opinion, dated September 6, 1995, issued to PNOC-EDC confirming that the operation by the Borrower of the Plants will not constitute a public utility so as to require a franchise, certificate of public convenience and other similar license.

          14.2 ERB opinion, dated August 31, 1995, issued to PNOC confirming that the operation by the Borrower of the Plants will not
               constitute a public utility so as to require a franchise,
               certificate of public convenience and other similar licenses.

     15.  PHILIPPINE CONTRACTOR'S ACCREDITATION BOARD

          15.1 EPC Contractor's Accreditation.

B.   GOVERNMENT APPROVALS PERTAINING TO LATER STAGES OF CONSTRUCTION AND
     OPERATION OF THE PROJECT AND TO BE OBTAINED AT A LATER DATE

     1.   DEPARTMENT OF LABOR AND EMPLOYMENT

          1.1  Permit to install and operate internal combustion engines, boiler and pressure vessels, if applicable.

          1.2  Permit for electrical installation.

          1.3  Working permits for alien employees of the Borrower.

     2. BOARD OF INVESTMENTS

          2.1  Certificate(s) of Authority to import capital equipment.

          2.2  Specific authorization to employ non-Filipinos as supervisors of the Borrower.

     3.   CENTRAL BANK OF THE PHILIPPINES

          3.1  (i) Notation of each loan disbursement and (ii) registration of the loans after full disbursement or termination of commitment.

          3.2  Compliance with specific terms and conditions of the approval letter to the Central Bank.

                                        5

          3.3  Authority to purchase foreign exchange from the local banking system to service registered obligations of the Borrower outside of the approved schedule of payments, assignment of rights and obligations of the Borrower under the Loan Agreements, amendment of any provision of the Loan Agreements affecting the terms and conditions upon which Central Bank approval was obtained, or voluntary buy-out of the Plants under the BOT Agreement (if applicable).

     4.   DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

          4.1  Authority to construct.

          4.2  Permit to operate the Plant, including the industrial waste disposal site (if applicable).

          4.3  Permit to cut trees from Forestry Sector, if necessary.

     5.   LOCAL GOVERNMENT PERMITS

          5.1  Mayor's permit.

          5.2  Engine, boiler and electrical permits.

          5.3  Local building permit(s), including zoning and land use verification, permit for demolition, sanitary or plumbing
               permits, electrical permit, fencing permit, sidewalk permit and fire safety inspection permit and certificate of occupancy.

     6.   COMMISSION ON IMMIGRATION AND DEPORTATION

          6.1  Visas of foreign nationals employed by the Borrower.

     7.   BUREAU OF INTERNAL REVENUE

          7.1  File monthly tax returns of income tax withheld from employees.

          7.2  File corporate income tax returns annually.

          7.3  File monthly and annual returns of income taxes withheld, if any, from third parties.

          7.4  File application for Tax Treaty Relief with the Law Division of the Bureau of Internal Revenue not later than 15 days before date of affected payment.

                                        6

     8.   SOCIAL SECURITY SYSTEM

          8.1  Register the Borrower as an employer and obtain a Social Security
               System employer identification number.

          8.2  Register employees with the Social Security System and remit monthly contributions.

     9.   REGISTER OF DEEDS/LAND TRANSPORTATION OFFICE

          9.1  Registration of periodic Mortgage Supplements, as required under the Mortgage, Assignment and Pledge Agreement.

     10.  INSURANCE COMMISSION

          10.1 (i) Approval of cut-through clauses or (ii) submission of cut-through clauses of the insurance policies and acceptance thereof.

          10.2 Submission and acceptance of insurance policies.

     11.  DEPARTMENT OF ENERGY

          11.1 Confirmation of compliance with RA 7638 (Electrification Fund).

     12.  SECURITIES AND EXCHANGE COMMISSION

          12.1 Submission of General information Statements for each of the
               Partners.

                                        7

                                                             Schedule 6.0l(h) to
                                                       Eximbank Credit Agreement

                                   LITIGATION

                                      None.

                                                             Schedule 6.0l(t) to
                                                       Eximbank Credit Agreement

                           FOREIGN EXCHANGE APPROVALS

1.   Central Bank of the Philippines

     1.1  Approval of (i) the foreign currency loans to be made to the Borrower by the Lenders, (ii) the direct disbursements of foreign loans, and
          (iii) the financial guarantees by foreign banks and financial institutions of the Borrower's obligations.

     1.2  Registration of the build-operate-transfer scheme under the BOT
          Agreement.

     1.3  Certification that the terms and provisions of each of the Lender
          Credit Agreement and the Eximbank Credit Agreement (the "Loan
          Agreements") are substantially in order and conform with the terms and conditions of the approval of the Central Bank.

     1.4  Registration in coordination with the Securities and Exchange
          Commission of the direct foreign equity investments in each of Orleyte
          Company and Ormat Philippines, Inc.

     1.5  (i) Notation of each loan disbursement and (ii) registration of the loans after full disbursement or termination of commitment.

     1.6  Compliance with specific terms and conditions of the approval letter to the Central Bank.

     1.7  Authority to purchase foreign exchange from the local banking system to service registered obligations of the Borrower outside of the approved schedule of payments, assignment of rights and obligations of the Borrower under the Loan Agreements, amendment of any provision of the Loan Agreements affecting the terms and conditions upon which
          Central Bank approval was obtained, or voluntary buy-out of the Plants under the BOT Agreement (if applicable).

                                                             Schedule 6.01(u) to
                                                       Eximbank Credit Agreement

                               CONSTRUCTION BUDGET
                                (IN U.S. DOLLARS)

================================================================================
Supply Contract                                                      $37,366,000
--------------------------------------------------------------------------------
Construction Contract                                                  5,134,000
--------------------------------------------------------------------------------
Spares                                                                 2,000,000
--------------------------------------------------------------------------------
Interest During Construction                                           3,118,133
--------------------------------------------------------------------------------
Financing Costs, Legal and Advisors                                    5,223,716
--------------------------------------------------------------------------------
Project Administration                                                   300,000
--------------------------------------------------------------------------------
Debt Service and Working Capital Reserves                              4,481,540
--------------------------------------------------------------------------------
Contingencies                                                          4,500,000
--------------------------------------------------------------------------------
   TOTAL                                                             $62,123,389
================================================================================

                                                                Schedule 7.03 to
                                                       Eximbank Credit Agreement

                                 [TO BE REVISED]

                                  SCHEDULE 7.03

                   SCHEDULE OF MINIMUM INSURANCE REQUIREMENTS

Section A - Borrower's Insurance during Construction Period

The program will include the following forms of cover.

(a)  All statutorily required coverage, and ganeral liability coverage

(b)  Workers compensation coverage including U.S. workers compensation as necessary

(c)  Automobile liability and physical damage coverage, with respect to automobiles at the Site, if any, with the Collateral Trustee,
     Administrative Agent and Secured Parties as an additional insured

Such insurance shall be in full force and effect from and after the earlier of
(i) the date on which coverage is required to be maintained by law and (ii) the date on which exposure to the risk covered by such insurance arises, and at least 30 days prior to such date, the Borrower shall have furnished to the
Administrative Agent certificates (including confirmation of premium payments then due) together with copies of the policies as soon as available (provided that if copies of any such policy cannot be delivered within 60 days of the effective date of the policy, then drafts of the policy shall be delivered within such 60 day period, and copies of the actual policy ) from the Borrower's insurance broker, which certificates and polices shall be in accordance with
Section 6.3 of the Lender Credit Agreement and Section 7.03 of the Eximbank
Credit Agreement.

Section B - Insurance of Construction Supplier and Construction Contractor

All Insurance referred to in this Section B as being kept in force by the
Construction Supplier or the Construction Contractor shall be endorsed to the effect that the Borrower, the Collateral Trustee, the Administrative Agent and
the Secured Parties and such other Persons as the Borrower may specify in writing shall be included as named insureds thereon and shall be fully indemnified in respect of claims covered by such insurance that may be made against the Borrower, tbe Collateral Trustee, the Administrative Agent and the
Secured Parties or such other Persons arising out of the execution of the
Project work or in connection with the Supply contract and the Construction
Contract. Collateral Trustee shall be sole loss payee, in such loss payable form acceptable to Administrative Agent, for all insurance set forth in B-1 and sections(a) through(d) in B-2, with such policies endorsed to make loss proceeds payable to Collateral Trustee and/or its assigns in US dollars unless otherwise designated by Collateral Trustee.

                                        1

Sub-Section B-1 - For the Construction Supplier Only

Without limiting the obligations, responsibilities and liabilities of the
Construction Supplier and Construction Contractor under the Supply Contract and the Construction Contract, the Construction Supplier shall effect and maintain at its own expense for the benefit of and in the joint names of the Borrower, the Construction Supplier, the Construction Contractor, the Collateral Trustee,
the Administrative Agent and the Secured Parties, and Such Other Persons as the
Borrower may elect, The following Insurance;

(a)  Ocean Marine Cargo Insurance ("OM") covering imports of plant, equipment, machinery and materials to the Site.

     Cover is to be on the basis of Institute Cargo Clause (A) plus War, Strike,
     Riot and Civil Commotion and should include a minimum of 60 days storage on
     Site. The 60 days storage provision may be included in the Contactors All
     Risk Insurance. The sum insured with respect to each shipment shall not be less than the value of all plant, equipment and supplies, plus insurance and freight (CIF), with respect to each shipment.

     The only permissible cancellation is as follows: (i) cancellation on 7 days' notice of coverage for war and strikes; (ii) cancellation on 48 hours' notice for strikes preventing passage to or from the United States.
     The policy may be subject to the Five Powers Clause.

     The OM policy shall carry a 50/50 hidden damage provision

     Subject to Section D, the Construction Supplier shall have obtained such OM coverage on or prior to the date that is 30 days prior to the scheduled departure of the first shipment of plant equipment, machinery or materials to the Site. At least 30 days prior to such date, the Construction Supplier shall have furnished to the Administrative Agent a certificate (including confirmation of premium payment then due and compliance with the terms and conditions of Section B-l) together with copies of the policy as soon as available (provided that if copies of such policy cannot be delivered within 60 days of the effective date of the policy, then drafts of the policy shall be delivered within such 60 day period, and copies of the actual policy will be delivered in no event later than 90 days after the effective date of the policy) from the Construction Suppliers's insurance broker, which certificate and policy shall be in accordance with Section
     6.3 of the Lender Credit Agreement and Section 7.03 of the Eximbank Credit
     Agreement.

(b)  Construction Supplier's Other Insurance

     In addition to the insurance referred to herein, the Construction Supplier shall maintain policies of insurance to the satisfaction of and in the format approved by the Borrower and

                                        2

     the Administrative Agent, and to be maintained for such periods as the
     Borrower may require, to indemnify the Construction Supplier against loss or damage to the project work and to the works in the course of manufacture off-site, and effects therefrom resulting from defects in the design.

     Subject to Section D, the Construction Supplier shall have obtained each of such other insurance on or prior to the date on which the exposure to the risk covered thereby arises, and at least 30 days prior to such date, the
     Construction Supplier shall have furnished to the Administrative Agent a certificate (including confirmation of premium payments then due and compliance with the terms and conditions of Section B-1) together with copies of the policy as soon as available (provided that if copies of any such policy cannot be delivered within 60 days of the effective date of the policy, then drafts of the policy shall be delivered within such 60 day period, and copies of the actual policy will be delivered in no event later than 90 days after the effective date of the policy) from the Construction
     Supplier's insurance broker, which certificate and policy shall be in accordance with Section 6.3 of the Lender Credit Agreement and Section 7.03
     of the Eximbank Credit Agreement,

Sub-Section B2 - For Both the Construction Supplier and Construction Contractor

Without limiting the obligations, responsibilities and liabilities of the
Construction Supplier and Construction Contractor under the Supply Contract and the Construction Contract, the Construction Contractor or the Construction
Supplier shall effect and maintain, or cause to be maintained, at its own expense for the benefit of and in the joint names of the Borrower, the
Construction Supplier, the Construction Contractor and Subcontractors (as
defined in the Construction Contract) contracting directly with the Construction
Contractor, the Collateral Trustee, the Administrative Agent and the Secured
Parties, and such other persons as the Borrower may elect, the following insurance:

(a)  Contractors All Risks ("CAR") Insurance covering loss or damage to the
     Project works during the construction and testing/commissioning periods.

     The policy will include the interest of all parties concerned in the
     Project, and is to be on as broad a basis as possible including full coverage for riot, strike and civil strife perils, earthquake, volcanic eruption, flood and storm (e.g., typhoon) losses. Sublimits are permissible for items such as debris removal, express freight, air freight; overtime, etc. Cover is to be coordinated with the expiration of ocean transit insurance and should include any partial or pre-operational phase until, at the option of the Borrower, BOT Completion or Substantial Completion (each as defined in the Construction Contract); such date, the "Operational
     Insurance Date". Also to be included are full cover for testing, inland transit exposures and extended maintenance cover for the Warranty Periods
     (as defined in the Supply Contract and the Construction Contract). No
     cancellation

                                        3

     provision is permitted other than as follows: (i) for non payment of premium and (ii) cancellation for riot and strike cover on no less than 14 days' notice (and the Construction contractor or the Construction Supplier will use reasonable efforts to negotiate a period of longer than 14 days).

     Coverage for damage due to faulty design shall be included to the extent coverage is available. The sum insured should be on a full replacement cost basis and should include any "free issue" supplied to the Construction
     Supplier and the Construction Contractor such as start up electricity costs, etc.

     The policy and/or separate policies shall also include a third party liability section with a minimum limit of liability of US$15,000,000 and should include full cross liabilities. The jurisdiction shall be worldwide including USA & Canada. Deductible levels shall be negotiable between the
     Borrower and the Construction Supplier/Contractor, subject to a maximum level of US$100,000 for each claim occurrence.

     The CAR policy shall carry a 50/50 hidden damage provision

     The Construction Contractor or the Construction supplier shall have obtained such CAR coverage on or prior to the date on which the exposure to the risk covered by the CAR coverage arises. At least 30 days prior to the earlier of (i) the Cross-Over Date and (ii) the date on which exposure to the risk covered by such insurance arises, the Construction Contractor or the Construction Supplier shall have furnished to the Administrative Agent a certificate (including confirmation of premium payments then due and compliance with the terms and conditions of Section B-2) together with copies of the policy as soon as available (provided that if copies of any such policy cannot be delivered within 60 days of the effective date of the policy, then drafts of the policy shall be delivered within such 60 day period, and copies of the actual policy will be delivered in no event later than 90 days after the effective date of the policy) from the Construction
     Supplier's or the Construction Contractor's (as the case may be) insurance broker, which certificate and policy shall be in accordance with Section
     6.3 Of the Lender Credit Agreement and Section 7.03 Of the Eximbank Credit
     Agreement.

(b)  Business Interruption Insurance covering loss of revenues/increased costs due to delay in start up of the Project as a result of damage during transit to site and during construction, testing and commissioning.

     (i)  Marine Delay in Start Up ("MDSU") coverage

     (ii) Advanced Loss of Profits ("ALOP") coverage

                                        4

     The insured sum shall be based on an indemnity period of nine (9) months for back pressure turbines and twelve (12) months for the condensing turbine for interest charges (including additional interest in the event of principal rescheduling as a result of an admissible claim under the policy)
     and fixed expenses.

     The indemnity period shall be twelve (12) months for MDSU and for ALOP.

     Scope of cover is to be "All Risks" including fire, lightning, explosion, riot, strike, civil commotion, port blockage, malicious damage, earthquake, volcanic eruption, full storm perils and flood. Port blockage coverage may be issued separately if is not included in the "OM" policy.

     Deductible are to be no more than 45 days for ALOP and 30 days for MDSU.

     The Construction Contractor or the Construction Supplier shall have obtained the (i) MDSU coverage at the same time, in the same manner and subject to the same conditions as specified for the Ocean Marine Cargo
     Insurance, and (ii) the ALOP coverage at the same time, in the same manner and subject to the same conditions as specified for the Contractors All
     Risk insurance/

(c)  Terrorism and Sabotage ("T&S") insurance covering loss or damage to the
     Project Works during the construction and testing/commissioning periods and business interruption loss doe to delay in startup of the Project resulting from Terrorism and Sabotage. A separate T&S policy is not required if (i)
     equivalent coverages are provided under other insurance policies required in the Lender Credit Agreement or the Eximbank Credit Agreement or
     otherwise provided for the Project or (ii) such risk is allocated to another Person under any Project Document.

     The sum insured for this insurance shall be US$25 million on a combined single loss limit for both property damage and business interruption.

     Deductible levels shall be negotiable between the Borrower, the
     Construction Supplier/Contractor and the Administrative Agent subject to a maximum level of US$100,000 for each claim occurrence.

     Subject to Section D, the Construction Contractor or the Construction
     Supplier shall have obtained such T&S coverage on or prior to the date on which the exposure to the risk covered by the T&S coverage arises. At least
     30 days prior to the earlier of (i) the Cross-Over Date and (ii) the date on which exposure to the risk covered by such insurance arises, the
     Construction Contractor or the Construction Supplier shall have furnished to the Administrative Agent a certificate (including confirmation of premium payments then due and compliance with the terms and conditions of
     Section B-2) together with copies of

                                        5

     the policy as soon as available (provided that if copies of any such policy cannot be delivered within 60 days of the effective date of the policy, then drafts of the policy shall be delivered within such 60 day period, and copies of the actual policy will be delivered in no event later than 90 days after the effective date of the policy) from the Construction
     Supplier's or the Construction Contractor's (as the case may be) insurance broker, which certificate and policy shall be in accordance with Section
     6.3 of the Lender Credit Agreement and Section 7.03 of the Eximbank Credit
     Agreement.

(d)  Construction Equipment

     Insurance against all loss or damage from whatsoever cause arising in respect of construction equipment, if any, financed from project sources brought onto or destined for the Site for use in the execution of the
     Project Works, to the full replacement value of such equipment.

(e)  Insurance against Accidents to Workers

     The Construction Supplier and the Construction Contractor shall maintain employer's liability in an amount not less than US$250,000 and, to the extent required by Applicable Law, workers' compensation insurance during the whole time that any persons are employed by them on Site in connection with the Project.

(f)  Motor, Marine and Aviation Insurance

     The Construction Contractor shall at all material times keep in force for itself and on behalf of the Construction Supplier the following additional insurances in as far as they may be applicable;

     (i)  Policies of motor insurance in respect of all mechanically propelled vehicles used on public highways or in say circumstances such as to be liable for compulsory motor insurance in accordance with the laws of the Republic of the Philippines.

     (ii) Marine policies in respect of all floating craft and pier or marine platforms, if applicable, covering loss of or to such items and liability arising out of their use to include not only the hull value thereof but also the cost of removing the same in the event of sinking, whether or not the same is declared a total loss, and including protection and indemnity and third party liability cover to an amount equal to the hull value and estimated cost of removal in the event of sinking, or US$5,000,000, whichever be the greater.

                                        6

     (iii) Policies of aircraft insurance in respect of all aircraft owned, hired or chartered for use, if any, and Hull and Aviation liability shall be arranged. The limit of liability shall not be less than
          US$5,000,000 per occurrence.

(g)  Conditions

     (i)  Policies to be in such form and with such insurers as reasonably acceptable to Borrower and Administrative Agent

     (ii) Construction Contractor and/or Construction Supplier, as may be the
          case, shall endeavor to obtain, to the extent commercially available at reasonable rates, leaders' loss payable wording to the effect that the interests of the Borrower, Administrative Agent, Collateral
          Trustee and the Secured Parties shall not be invalidated by any action or inaction of the Construction, Construction Supplier or any other
          Person and of any breach or violation by the Construction Contractor or Construction Supplier or any other Person or any warranties, declarations or conditions in such policies.

     (iii) Unless specified otherwise above, all policies shall be endorsed to require 60 day notice of cancellation (10 days for nonpayment of premium), by certified mail to Borrower and Administrative Agent.

Subject to Section D, the Construction Contractor or the Construction Supplier
shall have obtained the insurances described in the foregoing paragraphs (d)
through (f) on or prior to the date on which the exposure to the risk covered thereby arises, and at least 30 days prior to such date, the Construction
Contractor or the Construction Supplier shall have furnished to the
Administrative Agent a certificate (including confirmation of premium payments then due and compliance with the terms and conditions of Section 6-2]) together with copies of the policies as soon as available (provided that if copies of such policies cannot be delivered within 60 days of the effective date of the policies, then drafts of the policies shall be delivered within such 60 day period, and copies of the actual policies will be delivered in no event later than 90 days after the effective date of the policies) from the Construction
Supplier's or the Construction Contractor's (as the case may be) insurance broker, which certificate and policies shall be in accordance with Section 6.3 of the Lender Credit Agreement and Section 7.03 of the Eximbank Credit
Agreement.

Section C - Operational Insurance

All insurance referred to in this Section C as being kept in force by the
Borrower shall be endorsed to the effect that the Administrative Agent, the
Collateral Trustee, the Secured Parties and such other Persons as the
Administrative Agent may specify in writing shall be included as named insureds thereon and shall be fully indemnified in respect of claims covered by such

                                        7

insurance that may be made against the Administrative Agent, the Collateral
Trustee, and the Secured Parties or such other Persons arising out of the operation of the Project. Collateral Trustee shall be sole loss payee, in such loss payable form acceptable to Administrative Agent (if prior to the Leader
Financing Termination Date) or Eximbank (if after the Lender Financing
Termination date), for all insurance set forth in (a) through (d), with such policies endorsed to make loss proceeds payable to Collateral Trustee and/or its assigns in US dollars unless otherwise designated by Collateral Trustee.

Subject to Section D, the program will include the following forms of cover:

(a)  Material Damage Insurance

     It shall cover any physical loss of or damage to the completed Project of an all risks basis.

     The properties insured shall include (i) all buildings, structures, plant, equipment, machinery and other real property for which Borrower is responsible or on which the Plant is located, (a) stock of fuel, chemicals, spare parts and supplies, if applicable, owned or controlled by the
     Borrower or for which the Borrower is responsible and (iii) all other properties for which Borrower is responsible.

     The sum insured shall be on a full replacement costs as new basis, i.e.
     with no allowance for depreciation and obsolescence.

     The perils insured shall include, but not be limited to:

     o    fire & lightning

     o    storm, hurricanes, typhoon

     o    flood

     o    earthquake, volcanic eruptions

     o    falling aircraft

     o    malicious damage

     o    not, strike and civil strife

     o    terrorism and sabotage

     Sublimits are permissible for catastrophic perils insurance (i.e. cover for damage caused by storm, hurricane, typhoon, flood, earthquake and volcanic eruption and terrorism and sabotage). Such sublimits shall be agreed upon by the Borrower and the Administrative Agent (if prior to the Lender
     Financing Termination Date) or Eximbank (if after the Leader Financing
     Termination Date), based upon the insurance for such perils then commercially available and feasible in the commercial insurance market and upon the risk

                                        8

     profile for the Project with respect to such perils. However, the Borrower shall use reasonable efforts to obtain cover for a limit of US$25,000,000.

     Deductibles for such insurance are not to exceed US$250,000, subject to higher deductibles for catastrophic perils, to the extent commercially reasonable and economically feasible.

     Notwithstanding the above, the Collateral Trustee, the Administrative Agent and the Secured Parties shall preserve their right to request the Borrower to increase the sub-limit of catastrophic perils insurance to the total sum insured subject to availability at commercially reasonable terms.

(b)  Business Interruption Insurance resulting from Material Damage

     It shall cover loss of revenues and additional costs or working as a result of interruption in the operation of the completed project following material damage Insured under the Material Damage Insurance.

     The basis of insurance (or sum insured) shall Include all ongoing fixed expenses i.e., salaries, interest charges, principal repayments, net profits, etc. for a period of nine months as respects the back pressure steam turbines and twelve months as respects the condensing turbine.

     The indemnity period of this business interruption insurance shall be twelve (12) months.

     The business interruption waiting period (deductible) shall not exceed 45 days.

(c)  Machinery Breakdown Insurance

     It shall cover all physical loss or damage to mechanical and electrical equipment of the Project resulting from breakdown or derangement.

     The insurance value under this policy shall be fixed on a full replacement cost as new basis i.e. with no allowance for depreciation or obsolescence,

     Deductibles for such machinery breakdown insurance are not to exceed
     US$250,000.

(d)  Business Interruption Insurance resulting from Machinery Breakdown

     It shall cover loss of revenue and additional costs of working as a result of interruption in the operation of the completed project following machinery breakdown of the plant and machinery insured under the Machinery
     Breakdown Insurance.

                                        9

     The basis of insurance (or sum insured) shall include all ongoing fixed expenses i.e., salaries, interest charges, principal repayments, net profits, etc. for a period of nine months as respects the back pressure steam turbines and twelve months as respects the condensing turbine.

     The indemnity period of this business interruption insurance shall be twelve months.

     The business interruption waiting period (deductible) shall not exceed 45 days.

(e)  Public Liability Insurance

     It shall cover all legal liabilities to third parties for injury or damage resulting from operation of the completed Project. This insurance shall cover liability caused by sudden and accidental pollution or contamination due to unintended and unexpected occurrences, subject to such coverage being commercially available on commercially reasonable terms.

     The insurance limit shall be not less that US$1,000,000 per occurrence and in the aggregate during the period of insurance. The jurisdiction shall be worldwide including USA & Canada.

(f)  Other Insurances

     These shall include, to the extent applicable,

     (i)  All statutorily required coverage

     (ii) Workers' Compensation coverage including U.S. Worker's Compensation as necessary, including employers' liability unless covered under public liability

     (iii) Automobile liability and physical damage coverage (with Collateral
          Trustee as an additional named insured, if appropriate). Such insurance shall be in an amount satisfactory to meet all statutory requirements, but in no event less than US$100,000.

     (iv) Umbrella or Excess Liability for the Public liability Insurance together with (ii) (employers' liability) and (iii) above. This shall provide a total limit of indemnity at US$14,000,000 per occurrence and in the aggregate.

     (v)  Aviation liability arising out of the ownership, hiring or chartering for use of any aircrafts, if applicable. The limit of liability shall not be less than US$5,000,000 per occurrence, or as may be otherwise determined to be appropriate. Borrower shall also certify full replacement value as respects damage to the hull.

                                       10

                                                             Schedule 7.07(c) to
                                                       Eximbank Credit Agreement

                       LEYTE OPTIMIZATION O & M PARAMETERS

     These O&M Parameters (the "Parameters") are intended to be used by Ormat
Leyte Co. Ltd. ("Ormat Leyte") in the operation of its Leyte Optimization geothermal power project in the Philippines.

     Capitalized terms not otherwise defined herein have the meanings ascribed to them in Schedule X to the Credit Agreement, dated as of April 30, 1996, among
Ormat Leyte, WIG Bank as Issuing Bank, and as Administrative Agent, and the
financial institutions listed in Schedule I thereto.

ARTICLE 1. DEFINITIONS

     1.1 Emergency means an event occurring at the Power Plant which poses actual or imminent risk of serious personal injury, physical damage, violation of a material Governmental Approval or loss of material contractual rights of
Ormat Leyte requiring, in the good faith determination of Ormat Leyte, immediate preventative or remedial action by Ormat Leyte and for which no practical opportunity for consultation with the Secured Parties exists.

     1.2 Operating Budget means the budget prepared pursuant to Section 3.1 hereof and in accordance with the Lender Credit Agreement and the Eximbank
Credit Agreement, respectively.

     1.3 Required Services means the services Ormat Leyte is required to perform or cause to be performed under these Parameters as defined in Section 2.1.

ARTICLE 2. OPERATION AND MAINTENANCE

     2.1 Ormat Leyte shall perform or cause to be performed by subcontractors, continuous operation and maintenance of the Power Plant, such as to provide the following services (all of which constitute the "Required Services"):

          (a) Obtain, maintain and comply in all material respects with governmental permits, licenses and approvals required to be held in order to perform the Required Services.

          (b) Establish or procure, to the extent not already provided as part of the Power Plant as constructed or as part of the original spare parts inventory, adequate operation, maintenance and storage facilities; tools, equipment, supplies and spare parts inventories; security and safety systems and plans, any necessary or desirable special safety gear for personnel; and such other facilities and systems as may be necessary or desirable for operating and maintaining the Power Plant under these O&M Parameters.

          (c) Establish a system for maintaining the initial inventory of spare parts, tools, equipment, consumables and supplies and maintain such inventory as required for normal operation and maintenance activities.

          (d) Directly or indirectly employ and train personnel who will be qualified and experienced to perform the Required Services and to coordinate operations of the Power Plant as required under the BOT Agreement.

          (e) Obtain, prior to the performance of any on-site activities, and maintain the insurance policies required under the Project Documents, without prejudicing the rights of each of Ormat Leyte and any other Ormat entity to provide independently for its own additional insurance coverage.

          (f) Designate or cause to be designated a qualified plant manager to supervise and direct the performance of the Required Services hereunder.

          (g) Prepare (and provide copies thereof to Independent Engineer) and implement complete written operating and maintenance procedures.

          (h) Coordinate scheduled maintenance outages of the Power Plant with the purchasers of power as required under the BOT Agreement.

          (i) Maintain at the Power Plant accurate and up-to-date operating logs and records regarding the operating and maintenance of the Power Plant which shall detail, among other things, power output, other operating data, spare parts and materials consumption, repairs performed and status of equipment as well as any information that may be required from time to time under the Project
Documents or by any Governmental Authority.

          (j) Operate and maintain the Power Plant in accordance with generally accepted prudent industry practices, the BOT Agreement requirements regarding output, steam rates and bonus/penalty provisions, and relevant Applicable Laws binding and enforceable upon the Power Plant.

                                       -2-

          (k) Implement and regularly update an equipment repair and preventive maintenance program that meets the specifications of the equipment manufacturers and Operation and Maintenance Manuals.

          (1) Provide all technical support and other services reasonable and necessary for operation and maintenance of the Power Plant.

          (m) Provide reasonable safety and security measures for the Power
Plant.

          (n) Recommend Power Plant modifications, capital repairs, replacements and improvements.

          (o) For each of the generating units of the Power Plant;

               (i) Continuously record the gross generator output (in kW).

               (ii) Read and record at the beginning and end of each PNOC-EDC time period as may be reasonably designated by PNOC-EDC cumulative gross generator power output (in kWh) to the transmission line and to
          PNOC-EDC steamfield operations and prepare and submit invoices therefore; and

               (iii) Check the PNOC-EDC payment each month against these data.
          If additional instrumentation is needed to verify the accuracy of the
          PNOC-EDC payments, engineer, procure and install such instrumentation.

          (p) Coordinate and implement all manufacturers' requirements for plant data reports and diligently pursue warranty claims,

          (q) Coordinate and prosecute contractor, subcontractor and vendor warranties and guaranties and claims against insurance carriers for payment of claims, liabilities or losses in connection with the Power Plant or its construction or operation carried by such insurance.

          (r) Endeavor to maintain good community relations.

          (s) Provide all reports of Power Plant operation and maintenance to the extent required by the Financing Documents and such other reports as may be

                                       -3-

required by any Governmental Authority regarding the Power Plant, with copies to the Administrative Agent, the Independent Engineer and Eximbank.

          (t) Produce Power Plant data in the proper formats that are necessary for reporting to any Governmental Authority for purposes of permitting and licensing, with copies to the Administrative Agent, the Independent Engineer and
Eximbank.

          (u) Provide such reports as may be required by the Eximbank Credit
Agreement.

          (v) Open and maintain bank accounts (to the extent permitted by the
Lender Credit Agreement and the Eximbank Credit Agreement) and perform cash management functions in connection with the operation of the Power Plant, including the payment of all costs, expenses, rentals and taxes incurred in connection with the management of the Power Plant.

          (w) Exercise all rights of Ormat Leyte under the Project Documents, including, without limitation, the Construction Contract, the Supply Contract and the BOT Agreement.

          (x) Provide the services and perform the obligations that Ormat Leyte is then obligated to provide and perform under the Project Documents, including, without limitation, the Construction Contract, the Supply Contract and the BOT
Agreement.

          (y) Prepare an emergency response plan for the Power Plant, provide a copy to the Independent Engineer and maintain such plan in a current status,

          (z) Verify the annual calibration of PNOC-EDC's revenue meters.

          (aa) Establish and maintain a complete inventory of the Power Plant including but not limited to those items outlined herein and review and update the inventory at least semi-annually.

          (bb) Provide in accordance with the Operating Budget all materials, supplies, equipment, vehicles and other items necessary for the operation and maintenance of the Power Plant, which are in addition to the Power Plant as constructed and the original spare parts inventory provided for the Power Plant

          (cc) Provide all tools, safety equipment and clothing required for operation and maintenance activities.

                                       -4-

          (dd) Maintain permanent furnished office facilities and maintenance building.

          (ee) Maintain and operate the Power Plant and perform its obligations hereunder such that the warranties of the Construction Contractor under Section
17 of the Construction Contract, and of the Construction Supplier under Section
15 of the Supply Contract, shall remain in full force and effect.

     2.2 If, as a result of an Emergency, Ormat Leyte reasonably believes it is necessary to perform services outside the scope of the Operating Budget then in effect, Ormat Leyte may perform such reasonably necessary services for so long as the Emergency continues, shall request reimbursement therefor in accordance with the Disbursement Agreement, and shall provide notice of such performance to
Independent Engineer, the Administrative Agent and Eximbank.

ARTICLE 3. OPERATING BUDGET

     3.1 Ormat Leyte shall prepare budgets in accordance with the requirements of the Financing Documents.

     3.2 Ormat Leyte shall perform all Required Services in accordance with the
Operating Budget. Should Ormat Leyte determine during the course of the year that it cannot in good faith operate and maintain the Power Plant within the
Operating Budget, Ormat Leyte shall prepare a proposed revised Operating Budget in accordance with the applicable provisions of the Financing Documents, together with the necessary supplementary materials, setting forth in reasonable detail the reasons for the inability of Ormat Leyte to perform the services contemplated hereunder within the Operating Budget.

ARTICLE 4. STANDARD OF CARE

     4.1 Ormat Leyte shall perform its obligations under these O&M Parameters in accordance with applicable industry standards and in a good, workmanlike and commercially reasonable manner and in accordance with the applicable provisions of the Financing Documents. Ormat Leyte shall exercise such care, skill and diligence as a prudent business entity engaged in the business of managing and operating a geothermal power plant would exercise for the advancement and protection of its own economic interests.

                                       -5-

     4.2 Ormat Leyte shall use all reasonable and practical efforts (a) to maximize Power Plant energy output, (b) to minimize Power Plant downtime, and
(c) to operate the Power Plant in such a manner that it shall comply with all safety and other requirements of insurance policies in effect with respect to the Power Plant or any part thereof.

     4.3 Ormat Leyte's management personnel for operations may be assigned to the Power Plant on a part-time basis as is reasonably necessary to satisfy Ormat
Leyte's obligations and may also be assigned to work on other projects in which
Ormat Leyte or its affiliates are involved.

     4.4 Ormat Leyte shall use its best efforts to obtain warranties for equipment, services, or materials provided by manufacturers, contractors, suppliers and vendors fulfilling Ormat Leyte's obligations under these
Parameters and shall comply with all applicable warranties and guarantees presented by such persons.

     4.5 Notwithstanding any other provision of these Parameters, Ormat Leyte will consult, upon request, with any independent experts appointed by the
Secured Parties and Senior Permitted Indebtedness Holders to review any matter pertaining directly or indirectly to the Required Services and Ormat Leyte shall provide them with access to the Power Plant and shall make available to such experts all information, reports, logs and other documents, and shall make Ormat
Leyte's personnel available for consultation with such experts.

                                       -6-

                                                             Schedule 8.05(c) to
                                                       Eximbank Credit Agreement

                               SUBORDINATION TERMS

          The indebtedness evidenced by this instrument (herein called the
"Junior Debt") is subordinated and subject in right of payment to the prior indefeasible payment in full in U.S. Dollars of all the Senior Debt, as defined herein, of Ormat Leyte Co. Ltd., a limited partnership organized and existing under the laws of the Republic of the Philippines (the "Borrower"). Each holder of this instrument, by its acceptance hereof, agrees to and shall be bound by all the provisions hereof.

          As used herein, the term "Senior Debt" shall mean, collectively, (i)
all Eximbank Secured Obligations (as defined in the Eximbank Credit Agreement referred to below), including, without limitation, all indebtedness, obligations and liabilities of the Borrower to the Export-Import Bank of the United States
("Eximbank") arising out of or in connection with the Credit Agreement, dated as of May 13, 1996, by and between the Borrower and Eximbank (as the same may be amended or supplemented from time to time, the "Eximbank Credit Agreement"), including, without limitation, all principal, premium (if any), fees and interest on all loans made to the Borrower under the Eximbank Credit Agreement
(whether or not contemplated as of the date hereof), and any and all renewals, extensions and refinancings thereof, and any interest and guarantee fees, at the rates specified in the Eximbank Credit Agreement, accruing subsequent to the commencement of bankruptcy, insolvency or similar proceedings with respect to the Borrower, whether or not such interest is an allowable claim in any such proceedings; and (ii) all indebtedness, obligations and liabilities of the
Borrower to Eximbank or any other person arising out of or in connection with any other document or agreement evidencing or securing the Senior Secured
Obligations and the Senior Permitted Indebtedness (as such terms are defined in the Eximbank Credit Agreement.)

          No payment on account of principal of, premium (if any) or interest on the Junior Debt shall be made unless and until all the Senior Debt has been indefeasibly paid in full in U.S. Dollars except to the extent provided in
Section 3.02(d)(ii) of the Disbursement Agreement and Sections 8.03, 8.18 and
8.19 of the Eximbank Credit Agreement.

          Upon (i) any acceleration of the principal amount due on the Junior
Debt or (ii) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Borrower, whether voluntary or involuntary or upon bankruptcy, insolvency, receivership or other proceedings, then and in any such event all principal, premium (if any) and interest and all other amounts due or to become due upon all the Senior Debt shall first be paid in full before any holder of any Junior
Debt shall be entitled to retain any assets so paid or distributed in respect of the Junior Debt (for principal, premium (if any), interest or otherwise); and, upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which any holder of any Junior Debt would be entitled, but for the provisions hereof, shall be paid by the Borrower or any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holders of any Junior Debt if received by them, directly to the Collateral Trustee (as defined in the
Eximbank Credit Agreement) for the benefit of the holders of the Senior Debt, to the extent necessary to pay all the Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of the Senior
Debt, before any payment or distribution is made to any holder of any of the
Junior Debt.

          The holder of this instrument hereby irrevocably authorizes and empowers (without imposing any obligation on) the Collateral Trustee, under the circumstances set forth in the immediately preceding paragraph, to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or nonstatutory proceeding, to vote the full amount of the Junior Debt evidenced by this instrument in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote the full amount of the junior Debt evidenced by this instrument at creditors'
meetings for the election of trustees, acceptances of plans and otherwise), in the name of each holder of any of the Junior Debt evidenced by this instrument or otherwise, as the Collateral Trustee may deem necessary or desirable for the enforcement of the subordination provisions of this instrument. Without limiting the foregoing, the holder of this instrument acknowledges, inter alia, that at any time prior to the Secured Debt Termination Date, in order to preserve the value of the Collateral (as defined in the Eximbank Credit Agreement) for the benefit of holders of the Senior Debt or otherwise, the Collateral Trustee may, and shall be fully authorized to, in the exercise of the rights granted to it hereunder, vote the interests of the holders of the Junior Debt in favor of any plan, restructuring or reorganization of the affairs of the Borrower in a manner that protects the interests of unsecured creditors of the Borrower at the expense of the interests of the holders of the Junior Debt. The holder of this instrument shall execute and deliver to the Collateral Trustee all such further instruments confirming the foregoing authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be requested by the Collateral Trustee in order to enable the Collateral Trustee to enforce all claims upon or in respect of the Junior Debt evidenced by this instrument.

          No holder of this instrument shall, without the prior written consent of the holders of the Senior Debt, have any right to accelerate the maturity of, or institute any proceedings to enforce, any indebtedness evidenced by this instrument unless and until the Senior Debt Termination Date (as defined in the Eximbank Credit Agreement) shall have occurred.

          After the Senior Debt Termination Date shall have occurred, the holder or holders of the Junior Debt shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of cash, property or securities of the Borrower applicable to the Senior Debt until the principal of, premium (if any), interest on and all other amounts due or to become due with respect to the Junior Debt shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the holder or holders of the Junior
Debt would be entitled but for the provisions hereof, and no payment over pursuant to these provisions to the holders of the Senior Debt by any holder of the Junior Debt shall,

                                       -2-

as among the Borrower, its creditors (other than holders of the Senior Debt) and the holder or holders of the Junior Debt, be deemed to be a payment by the
Borrower to or on account of the Senior Debt. No payments or distributions to the holders of the Senior Debt which such holder or holders of the Junior Debt shall be entitled to receive pursuant to such subrogation shall, as among the
Borrower, its creditors (other than holders of the Senior Debt) and the holder or holders of the Junior Debt, be deemed to be a payment by the Borrower to or on account of the Junior Debt.

          If any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, under the circumstances described in the fourth paragraph hereof or in violation of Section 3.02(d)(ii)
of the Disbursement Agreement shall be received by any holder of the Junior Debt before all Senior Debt is paid in full, such payment or distribution will be held in trust for the benefit of, and shall be paid over to, the Collateral
Trustee for application to the payment of the Senior Debt until all the Senior
Debt shall have been paid in full.

          Nothing contained in this instrument is intended to or shall impair as among the Borrower, its creditors (other than the holders of the Senior Debt), and the holders of the Junior Debt, the obligation of the Borrower, which is absolute and unconditional, to pay to the holders of the Junior Debt, as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the holders of the Junior Debt and creditors of
Borrower other than the holders of the Senior Debt.

          Each holder of this instrument by its acceptance hereof authorizes and directs the Borrower on its behalf to take such further action as may be necessary or appropriate to effectuate the subordination provided herein and appoints the Borrower its attorney-in-fact for any and all such purposes.

          The subordination effected by these provisions, and the rights of the holders of the Senior Debt, shall not be affected by (i) any amendment of, or addition or supplement to, or refinancing under or of, the Eximbank Credit
Agreement or any of the other agreements or documents evidencing or securing any
Senior Debt, (ii) any exercise or nonexercise of any right, power or remedy under or in respect of the Eximbank Credit Agreement or any of the other agreements or documents evidencing or securing any Senior Debt, or (iii) any waiver, consent, release, indulgence, extension, renewal, refinancing, modification, delay or other action, inaction or omission, in respect of the
Eximbank Credit Agreement or any of the other agreements or documents evidencing or securing any Senior Debt; whether or not any holder of the Junior Debt shall have had notice or knowledge of any of the foregoing.

                                       -3-

                                                                         ANNEX A
                                                    TO EXIMBANK CREDIT AGREEMENT

                               ORMAT LEYTE CO. LTD

                                 PROMISSORY NOTE

$__________________.00                                        ____________, 199_
                                                              New York, New York

     FOR VALUE RECEIVED, ORMAT LEYTE CO. LTD., [ADDRESS] (the "Maker") by this promissory note (the "Note") promises to pay to the order of the Export-Import
Bank of the United States ("Eximbank") at the Federal Reserve Bank of New York,
in the City of New York, State of New York, United States of America, the
principal sum of ____________________________________ ($______________________),
in lawful currency of the United States of America, in installments as provided below, and to pay at said office interest in like currency on the principal balance hereof from time to time outstanding, at an interest rate per annum equal to [___]%.

     The principal of this Note is payable in [thirty-eight (38)] approximately equal installments, the first of which shall be due and payable on ____________.
The remaining installments of principal shall be due and payable quarterly thereafter on January 30, April 30, July 30 and October 30 of each year (each, a
"Payment Date"). On the last payment date the Maker shall repay the entire principal amount hereof then outstanding.

     Interest on this Note is payable on March 30, June 30, September 30 and
December 30 of each year, upon any prepayment hereon (to the extent accrued thereon), at maturity (whether by acceleration or otherwise) and after maturity on demand. Interest shall be computed on the basis of the actual number of days elapsed (including the first day but excluding the last day), using a 365-day year.

     If any amount of principal or accrued interest on this Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the
Maker shall pay to Eximbank on demand interest on such unpaid amount (to the extent permitted by applicable law) for the period from the date such amount was due (the "Payment Default Date") until such amount shall have been paid in full, at an interest rate per annum equal to the higher of: (i) the then-applicable
New Borrowing Rate (such rate shall remain in effect until such amount is paid in full); or (ii) the rate specified in the first paragraph above plus one percent (1.0%) per annum. For purposes hereof, "New Borrowing Rate" shall mean the rate specified on the Commerce Department Economic Bulletin Board, under the heading "Interest Rate for Credit Reform Act", for the year and calendar quarter in which the Payment Default Date occurs, and under the "Maturity Ranges"
category which covers the total period of repayment described above.

     The Maker hereby waives demand, diligence, presentment, protest or notice of every kind, and warrants to the holder that all action and approvals required for the execution and delivery hereof as a legal, valid and binding obligation of the undersigned, enforceable in accordance with the terms hereof, have been duly taken and obtained.

     This is the Note referred to in Section 3.07(a) of the Eximbank Credit
Agreement dated as of May 13, 1996 by and among the Maker and the Export-Import
Bank of the United States. This Note is entitled to the benefits of, and is governed in all respects by, the terms of the Eximbank Credit Agreement, which
Eximbank Credit Agreement, among other things, contains provisions for the payment of principal and interest (including default interest) hereon without set-off, counterclaim, deduction, withholding on account of taxes levied or imposed under the laws of the Government of the Republic of the Philippines (or
any other jurisdiction from which payments required hereunder are made), restrictions and conditions of whatever nature, and for acceleration of the maturity hereof upon the happening of certain stated events. The principal amount hereof may be prepaid in accordance with the terms of the Eximbank Credit
Agreement. All payments received hereunder shall be applied in accordance with the order of priority set forth in Section 3.09 of the Eximbank Credit
Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK OF THE UNITED STATES OF AMERICA.

                                          ORMAT LEYTE CO. LTD.

                                             By ORLEYTE COMPANY
                                                its General Partner

                                                By
                                                   -----------------------------
                                                            (Signature)
                                                Name
                                                     ---------------------------
                                                             (Print)
                                                Title
                                                      --------------------------
                                                             (Print)

                                        2

                                                                         ANNEX B
                                                    TO EXIMBANK CREDIT AGREEMENT

            REQUEST FOR EXIMBANK DISBURSEMENT TO ACCOUNT OF BORROWER

                                                      ____________________, 19__

Export-Import Bank of the United States
811 Vermont Avenue, N.W.
Washington, D.C. 20571

Attention: Credit Administration Division

Subject: Eximbank Credit No. AP069721 - Philippines
         Ormat Leyte Co. Ltd. ("Borrower")

Ladies and Gentlemen:

     In accordance with the terms and conditions of the credit agreement dated as of ___________________, 1996 ("Agreement"), between the Borrower and the
Export-Import Bank of the United States ("Eximbank"), we hereby request Eximbank to make the Eximbank Disbursement to the Borrower in the amount of U.S.
$__________, to retain from the proceeds of such Eximbank Disbursement the
Credit Exposure Fee in the amount of $________________ payable to Eximbank and to pay the balance of such proceeds in the amount of $_______________ to
[SPECIFY ACCOUNT].(1)

     We enclose a duly completed Reconciliation Certificate in the form of
Exhibit 1 hereto, attaching true, correct and complete photocopies of all
Eximbank Certificates issued by Eximbank in connection with the above-referenced
Eximbank Credit. As evidenced by the enclosed letter in the form of Exhibit 2 hereto, the Administrative Agent has agreed to deliver to Eximbank original copies of the aforesaid Eximbank Certificates as specified in such letter no later that five (5) days after the date of the requested Eximbank Disbursement.

     We certify that (i) as of the date of this request, no Incipient Default
Event, Default Event, Default or Event of Default exists or will exist after giving effect to the requested Eximbank Disbursement and (ii) as of the date of this request, the representations and warranties made by us in the Agreement are true and correct in all material respects.

----------
(1) Account specified under Section 2.8(a) of the Lender Credit Agreement.

     Unless otherwise provided herein, the defined terms used in this Request for Eximbank Disbursement shall have the respective meanings specified in the
Agreement.

                                        Very truly yours,

                                        ORMAT LEYTE CO. LTD.

                                           By ORLEYTE COMPANY
                                              its General Partner

                                              By
                                                 -------------------------------
                                                           (Signature)
                                              Name
                                                   -----------------------------
                                                               (Print)
                                              Title
                                                    ----------------------------
                                                               (Print)

Enclosures
   Reconciliation Certificate
   Copies of Eximbank Certificates
   Letter of Administrative Agent re: Original Eximbank
   Certificates

                                       -2-

                                                                         ANNEX B
                                                    TO EXIMBANK CREDIT AGREEMENT
                                                                       Exhibit 1

                                                      ____________________, 19__

                           RECONCILIATION CERTIFICATE

Export-Import Bank of the United States
811 Vermont Avenue, N.W.
Washington, D.C. 20571

Attention: Credit Administration Division

Subject: Eximbank Credit No. AP069721 - Philippines
         Ormat Leyte Co. Ltd. ("Borrower")

Ladies and Gentlemen:

     In accordance with the terms and conditions of the Eximbank Credit
Agreement dated as of _________________, 1996 (the "Agreement") between the
Borrower and the Export-Import Bank of the United States ("Eximbank"), and as
required by the Request for Eximbank Disbursement to Account of Borrower to
which this Reconciliation Certificate is attached, we hereby deliver this
Reconciliation Certificate.

     1. We enclose true, correct and complete photocopies of all Eximbank
Certificates issued by Eximbank in connection with the above-specified Eximbank
Credit, details regarding which are set forth below:

                 Reconciliation of Eximbank Certificates

PART A. Eximbank Certificates Authorizing Eximbank Disbursement

          No.       Date           Amount
          ---       ----           ------

     1.
                                   ------
     2.
                                   ------
     3.
                                   ------
                    [etc.]
                                   ------
                    Total PART A   $
                                    -----

                                                                         ANNEX B
                                                                       Exhibit 1
                                                                          Page 2

PART B. Eximbank Certificates Approving Letter of Credit

     1.   L/C No.        L/C Amount $        Certif. Date 00/00/00
                  -----              -----

          L/C Drawings   Date                Amount
          ------------   ----                ------
          1.
                                             ------
          2.
                                             ------
          3.
                                             ------
                         [etc.]
                                             ------
                         Total PART B        $
                                             ------

PART C. The following IDC Disbursements were made under Annex B-3 of the
        Eximbank Utilization Procedures:

          Date   Amount   Exposure Fee   Total Amount
          ----   ------   ------------   ------------
          1.
                 ------   ------------   ------------
          2.
                 ------   ------------   ------------
          3.
                 ------   ------------   ------------

                         [etc.]

                         Total PART C    $
                                         ------------

PART D. The following is the total
        amounts of PARTS A, B and C
        above:                           $
                                         ============

                                                                         ANNEX B
                                                                       Exhibit 1
                                                                          Page 3

          Unless otherwise provided herein, the defined terms used in this
Reconciliation Certificate shall have the respective meanings specified in the
Agreement.

                                        Very truly yours,

                                        ORMAT LEYTE CO. LTD.

                                        By ORLEYTE COMPANY
                                           its General Partner

                                        By
                                           -------------------------------------
                                                       (Signature)

                                        Name
                                            ------------------------------------
                                                         (Print)

                                        Title
                                             -----------------------------------
                                                         (Print)

                                                                         ANNEX B
                                                    TO EXIMBANK CREDIT AGREEMENT
                                                                       Exhibit 2

                    [FORM OF ADMINISTRATIVE AGENT'S LETTER]

Export-Import Bank of the United States
811 Vermont Avenue, N.W.
Washington, D.C. 20571

Attention: Credit Administration Division

Subject: Eximbank Credit No. AP069721 - Philippines
         Ormat Leyte Co. Ltd. ("Borrower")

Ladies and Gentlemen:

     We understand that the Borrower has submitted a Request for Eximbank
Disbursement to Account of Borrower ("Borrower's Request") under the above-referenced credit established by the Export-Import Bank of the United
States ("Eximbank") in accordance with the Eximbank Credit Agreement dated as of
__________, 1996 (the "Agreement"), between the Borrower and Eximbank. As required by the Agreement, we hereby acknowledge that the photocopies of the
Eximbank Certificates attached to the Borrower's Request, details of which are specified in the Reconciliation Certificate attached hereto, are true, correct and complete copies of all Eximbank Certificates that have been issued by
Eximbank to us in our capacity as "Administrative Agent" under the Lender Credit
Agreement. We agree to deliver the original Eximbank Certificates no more than five (5) days after the Disbursement Date of the requested Eximbank
Disbursement.

     Unless otherwise provided herein, the capitalized terms used and not defined in this Request for Eximbank Disbursement shall have the respective meanings specified in the Agreement.

                                        ING BANK,
                                           as Administrative Agent

                                        By:
                                            ------------------------------------
                                            (Signature of Authorized
                                            Representative)

                                        Title:
                                              ----------------------------------
                                                           (Print)

                                        Name:
                                             -----------------------------------
                                                           (Print)

                                                                ANNEX C
                                                                   TO
                                                       EXIMBANK CREDIT AGREEMENT

                    [FORM OF POST-COMPLETION ORMAT GUARANTY]

                                    GUARANTY

                          DATED AS OF____________, 199_

                                       BY

                              ORMAT INDUSTRIES LTD.

                               FOR THE BENEFIT OF

                              ORMAT LEYTE CO. LTD.

                                       AND

                         THE CHASE MANHATTAN BANK, N.A.,

                              AS COLLATERAL TRUSTEE

     GUARANTY (this "Guaranty"), dated as of ___________, 199__ made by ORMAT
INDUSTRIES LTD., a corporation organized and existing under the laws of Israel
(the "Guarantor"), in favor of ORMAT LEYTE CO. LTD., a limited partnership organized under the laws of the Republic of the Philippines (the "Borrower"), and THE CHASE MANHATTAN BANK, N.A., as the Collateral Trustee. Capitalized terms used herein and not otherwise defined have the meanings given thereto in the
Eximbank Credit Agreement (as defined below).

                                   WITNESSETH:

     WHEREAS, the Borrower and the Export-Import Bank of the United States
entered into the Eximbank Credit Agreement dated as of May 13, 1996 (the
"Eximbank Credit Agreement") pursuant to which Eximbank agreed, inter alia, to make the Eximbank Disbursement to the Borrower, subject to the terms and conditions of the Eximbank Credit Agreement;

     WHEREAS, it is a condition precedent to the Eximbank Disbursement that this
Guaranty be executed and delivered as of the date of the Eximbank Disbursement;
and

     WHEREAS, this Guaranty is dated as of the date of the Eximbank Disbursement
(the "Eximbank Disbursement Date");

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Guaranty. (a) The Guarantor hereby irrevocably and unconditionally (as primary obligor and not as surety) guarantees to the
Borrower, the Collateral Trustee and their respective successors and assigns the prompt payment in full of any and all amounts owing to the Borrower and/or the
Collateral Trustee by Ormat International, Inc. and/or the Affiliated Funding
Entities pursuant to Section 2(c)(iii) of the Funding Agreement (such obligations of Ormat International, Inc. and/or the Affiliated Funding Entitles
herein referred to as the "Guaranteed Obligations"). The Guarantor shall, upon notice by the Borrower or the Collateral Trustee, so provided in Section 11 hereof, forthwith pay or cause to be paid such Guaranteed Obligations, without regard to any exercise or nonexercise by the Borrower or the Collateral Trustee of any right, remedy (including, without limitation, termination), power, privilege or other action under or in respect of the Funding Agreement against
Ormat International, Inc.

     (b) The Guarantor agrees to reimburse the Borrower and the Collateral
Trustee on demand for any and all expenses (including reasonable counsel fees and expenses) incurred by the Borrower or the Collateral Trustee, as the case may be, in enforcing or attempting to enforce any rights under this Guaranty, provided that the Guarantor shall have no obligation to reimburse the Borrower or the Collateral Trustee, as the case may

be, if, in any action or proceeding brought by the Borrower or the Collateral
Trustee giving rise to such demand for reimbursement, the Guarantor shall have prevailed on the merits, provided further that the amount of any such reimbursement obligations shall bear interest at the past due rate set forth in
Section 3.02(b) of the Eximbank Credit Agreement (i) if the Collateral Trustee
or the Borrower, as the case may be, shall make demand therefor within ten (10)
days after the incurrence of such expenses commencing on the date of incurrence thereof or (ii) if the Collateral Trustee or the Borrower, as the case may be, shall make demand therefor more than ten (10) days after the incurrence of such expenses, commencing with the demand by the Collateral Trustee or the Borrower, as the case may be, therefor.

     SECTION 2. Guaranty Absolute. (a) The liability of the Guarantor under this
Guaranty shall be absolute and unconditional, and this Guaranty shall remain in full force and effect irrespective of, and shall not be affected by:

     (i)  any lack of validity or enforceability of the Funding Agreement, or any other agreement or instrument relating thereto;

     (ii) any amendment to, waiver of or consent to, departure from or failure to exercise any right, remedy, power or privilege under or in respect of, the Funding Agreement, including, without limitation, modification of times for payment;

     (iii) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty of or security for the performance of all or any part of the Guaranteed Obligations;

     (iv) any acceptance of any new or additional instrument, document, agreement, security or guaranty in connection with all or any part of the Guaranteed Obligations;

     (v)  any acceptance of partial payments on die Guaranteed Obligations;

     (vi) any reconveyance, abandonment, subordination, exchange, substitution, transfer, compoundment, compromise or enforcement of all or any part of the Guaranteed Obligations or any release or amendment or waiver of or consent to departure from any security or guaranty therefor, or any application of any such security or any direction of the order or manner of sale thereof (or any bid and purchase at any such sale), as the Borrower and the Collateral Trustee in their discretion may determine;

                                       -2-

     (vii) any waiver, release, termination or liquidation of all or any part of the Guaranteed Obligations which was not expressly agreed to in writing or consented to in writing by the Collateral Trustee and the
          Borrower or which was in connection with any matter described in clause (xii) below;

     (viii) any assignment of this Guaranty in whole or in part by the Borrower or the Collateral Trustee in accordance with Section 13 hereof;

     (ix) any cure by the Borrower, the Collateral Trustee or any Senior Secured
          Parties of any default by Ormat International, Inc. in the performance of its obligations under the Funding Agreement;

     (x)  any change in Applicable Laws (as defined in the Funding Agreement)
          relating to the validity or enforceability of this Guaranty;

     (xi) any of (a) the insolvency, bankruptcy (whether voluntary or involuntary), reorganization, dissolution or liquidation of, or similar event with respect to, Ormat International, Inc. or any of the
          Affiliated Funding Entities or (b) any change in ownership (whether direct or indirect) of Ormat International, Inc. or any of the
          Affiliated Funding Entities or the Borrower or (c) any sale or lease by the Borrower or any of the Affiliated Funding Entities of all or
          substantially all of their respective assets; and

     (xii) any other circumstances of a similar or different nature which might otherwise constitute a defense available to the Guarantor as a guarantor.

     (b) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment to the Borrower or the Collateral
Trustee by Ormat International, Inc. or any Affiliated Funding Entity in respect of any Guaranteed Obligation under the Funding Agreement or by the Guarantor hereunder is rescinded or must otherwise be returned by the Borrower or the
Collateral Trustee upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of Ormat International, Inc., any Affiliated Funding Entity or
otherwise, all as though such payment had not been made. Notwithstanding anything to the contrary herein contained, in no event shall the Guarantor be liable under this Guaranty (other than with respect to the foregoing sentence and amounts payable pursuant to Sections l(b), 7 and 8 hereof) or in respect of the Funding Agreement, assuming the Funding Agreement is enforceable in accordance with its terms (except as limited by principles of equity), (i) to an extent greater than Ormat International, Inc. or the Affiliated Funding
Entities, respectively, under the Funding Agreement in respect of the Guaranteed
Obligations, (ii) to the extent the Collateral

                                       -3-

Trustee and the Borrower have expressly agreed in writing or consented to in writing any waiver, release, termination or liquidation of all or any part of the Guaranteed Obligations (other than any such consent or agreement in connection with any matter described in clause (xi) of Section 2(a) hereof), or
(iii) to the extent the Guaranteed Obligations are fully satisfied by full payment thereof.

     SECTION 3. Waiver. The Guarantor hereby waives all promptness, presentment, diligence, and notice with respect to the Guaranteed Obligations or this
Guaranty (except for the notice contemplated in Section 1(a) hereof) and any requirement that the Borrower or the Collateral Trustee exhaust any right, power or remedy or take any action against or with respect to Ormat International,
Inc., or any other person or entity or any properly, and all suretyship defenses of every nature under the law of the State of New York and other states. The
Guarantor agrees that all payments under this Guaranty shall be made free and clear of all set-offs and counterclaims and the Guarantor hereby waives any right to withhold or deduct any amounts from payment under this Guaranty on the basis of any rights of set-off or any counterclaim.

     SECTION 4. Independent Obligations. The obligations of the Guarantor hereunder are independent of the obligations of any other guarantor or any other person or entity, and the Borrower and the Collateral Trustee may enforce any of their respective rights hereunder independently of any other right or remedy that the Borrower and the Collateral Trustee may at any time hold with respect to the Guaranteed Obligations or any security or offer guaranty therefor.
Without limiting the generality of the foregoing, the Borrower or the Collateral
Trustee may bring a separate action against the Guarantor without first proceeding against Ormat International, Inc., any other guarantor or any other person or entity, or any security held by the Borrower or the Collateral
Trustee, and regardless of whether Ormat International, Inc. or any other guarantor or any other person or entity is joined in any such action. The rights of the Borrower and the Collateral Trustee hereunder shall not be exhausted by any action taken by the Borrower or the Collateral Trustee with respect to this
Guaranty until all of the Guaranteed Obligations have been fully paid.

     SECTION 5. Reasonableness and Effect of Waiver. The Guarantor warrants and agrees that each of the waivers set forth in this Guaranty is made with full knowledge of its significance and consequences and that, under the circumstances, such waivers are reasonable and not contrary to public policy or law.

     SECTION 6. Arrangements Regarding Payments. All payments to be made by the
Guarantor under this Guaranty shall be made in lawful money of the United States of America, directly to the Collateral Trustee, into the Dollar Project Control
Account (which, as of the date hereof, is account no. ________________
(reference: __________) at The Chase Manhattan Bank, N.A.), or to such other account as the Collateral Trustee

                                      -4-

may from time to time specify as the Dollar Project Control Account in writing to the Guarantor, and shall be accompanied by a notice from the Guarantor stating that such payments are made under this Guaranty.

     SECTION 7. Taxes. The Guarantor covenants and agrees that (a) all payments by the Guarantor under or in respect of this Guaranty and the Funding Agreement shall be made free and clear of and without reduction by reason of any present or future income, stamp and other taxes or charges whatsoever imposed, withheld, levied or collected by Israel or any political subdivision or taxing authority thereof on or in respect of this Guaranty or the Funding Agreement or the registration, notarization or other formalization thereof or any payments in respect thereof (collectively, "Taxes"), all of which shall be paid by the
Guarantor for its own account, prior to the date on which penalties attach thereto; (b) the Guarantor shall indemnify the Borrower and the Collateral
Trustee against, and reimburse the Borrower and the Collateral Trustee on demand for, any Taxes with respect to any amount payable by the Guarantor hereunder and any interest or penalties thereon; (c) in the event that the Guarantor is required by applicable law, decree or regulation to deduct or withhold any Taxes from any amounts payable on, under or in respect of this Guaranty or the Funding
Agreement, the Guarantor shall pay, on demand of the Borrower or the Collateral
Trustee, such additional amount or amounts as may be required, after such deduction or withholding, to enable the Borrower and the Collateral Trustee to receive from the Guarantor an amount equal to the full amount stated to be payable hereunder; (d) the Guarantor shall furnish to the Borrower and the
Collateral Trustee satisfactory tax receipts in respect of any payment of Taxes within thirty (30) days after the respective due dates therefor; and (e) the covenants and agreements of the Guarantor under this Section 7 shall survive the termination of the Funding Agreement and this Guaranty.

     SECTION 8. Judgment. If for the purpose of obtaining a judgment in any court with respect to any obligation of the Guarantor's hereunder, it shall become necessary for the Borrower or the Collateral Trustee to convert into any other currency any amount in U.S. Dollars due hereunder, then such conversion shall be made at the buying spot rate at exchange for freely transferable U.S.
Dollars at the close of business on the date the Guarantor shall make payment to the Borrower or the Collateral Trustee in satisfaction of such judgment, at the place where such payment is made. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made, and there shall occur a change between such rate of exchange prevailing on such conversion date and that prevailing on the date of payment, then the Guarantor agrees to pay such additional amounts, if any, as may be necessary to ensure that the amount paid is the amount in such other currency that, when converted at the current rate of exchange on the date of payment, is the amount then due under this
Guaranty in U.S. Dollars. Any amount due from the Guarantor under this Section 8 shall be due as a separate debt and is not to

                                       -5-

be affected by or merged into any judgment being obtained for any other sums due under or in respect of this Guaranty.

     SECTION 9. Consent to Jurisdiction; Waiver of Immunities. (a) THE GUARANTOR
HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT
SITTING IN THE STATE OF NEW YORK, UNITED STATE OF AMERICA, IN ANY ACTION OR
PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND THE GUARANTOR HEREBY
IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY
BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT. THE GUARANTOR HEREBY
IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE
OF ANY INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

     (b) The Guarantor hereby irrevocably appoints CT Corporation System (the
"Process Agent"), with an office on the date hereof at 1633 Broadway, New York,
New York 10019, as its agent to receive on behalf of the Guarantor and its property, service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Guarantor in care of the
Process Agent at the Process Agent's above address, and the Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Guarantor hereby irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor at its address specified in Section 11 hereof. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner permitted by law.

     (c) Nothing in this Section 9 shall affect the right of the Borrower or the
Collateral Trustee to serve legal process in any other manner permitted by law or affect the right of the Borrower or the Collateral Trustee to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdiction.

     (d) To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the
Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty.

     SECTION 10. Amendments. No amendment or waiver of any provision of this
Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be

                                      -6-

effective unless the same shall be in writing and signed by the Borrower and the
Collateral Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 11. Addresses for Notices. All notices and other communications to any party hereto provided for hereunder shall be in writing and mailed or communicated by facsimile or delivered to such party at the address indicated on the signature pages affixed hereto, or as to any such person at such other address as shall be designated by such person in a written notice to the other persons referred to above. All such notices and other communications shall, when mailed or communicated by facsimile transmission, respectively, be effective on the tenth Business Day after being deposited in the mail addressed as aforesaid or when such facsimile transmission is confirmed. With respect to any notice to the Guarantor hereunder, a copy shall also be sent in the manner specified above to Robert E. Giles, Perkins Coie, 1201 Third Avenue, 40th floor, Seattle, WA
98101-3099, facsimile no. (206) 583-8500.

     SECTION 12. No Waiver; Remedies. No failure on the part of the Borrower or the Collateral Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right operate as a waiver thereof or of any other right, power or remedy hereunder or under any related documents or instruments. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

     SECTION 13. Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect with respect to the
Guarantor's guaranty of the performance of the Guaranteed Obligations until expiration as provided in Section 20, (b) be binding upon the Guarantor and its successors and (c) inure to the benefit of and be enforceable by the Borrower, the Collateral Trustee and their successors, transferees and assigns. The
Guarantor shall have no right, power or authority to delegate all or any of its obligations hereunder. The Guarantor hereby expressly agrees that each of the
Borrower and the Collateral Trustee may assign all or any of its rights hereunder without the Guarantor's approval to any person or entity to which the
Collateral Trustee has assigned its rights under the Funding Agreement pursuant to the conditions set forth in the Funding Agreement. The Collateral Trustee or any such assignee shall notify the Guarantor in writing of each such assignment made pursuant to this Section 13. In the event of any such assignment, references herein to "the Collateral Trustee" shall be deemed to include references to the relevant assignee.

     SECTION 14. Notifications, Clearances, Etc. The Guarantor hereby agrees that it will use its best efforts to obtain any and all appropriate notifications to and clearances from, or licenses to the Israeli Government as may be required at such time as the Guarantor takes action to perform the
Guaranteed Obligations pursuant to this Guaranty, it

                                      -7-

being understood that under the current law of Israel, no notification to, clearance from or license of the Israeli Government is required with respect to payment in respect of the Guaranteed Obligations. Further, if the Guarantor
shall be unsuccessful in obtaining the appropriate notifications, clearances or licenses to perform the Guaranteed Obligations, it shall, to the extent permitted by applicable law, pay money to cause the performance of the
Guaranteed Obligations.

     SECTION 15. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, THE
UNITED STATES OF AMERICA, WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF.

     SECTION 16. Counterparts. This Guaranty may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the signatories hereto may execute this Guaranty by signing such counterpart.

     SECTION 17. Severability. If any provision or provisions of this Guaranty shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     SECTION 18. Headings. The section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guaranty.

     SECTION 19. Complete Agreement. This Guaranty represents the final and complete agreement of the parties hereto, and all prior negotiations, representations, understandings and writings and statements of any nature are hereby replaced in their entirety by the terms of this Guaranty.

     SECTION 20. Expiration. This Guaranty shall expire and have no further force and effect upon the earliest to occur of: (i) payment in full or other satisfaction of the Guaranteed Obligations, (ii) _________, ___ [INSERT THE LAST
DAY OF THE POST-COMPLETION STANDBY SUPPORT PERIOD PLUS 15 DAYS] in the event that the Collateral Trustee shall not have made a request to Ormat
International, Inc., to cause the funding of the Post-Completion Standby Funding
Amount on or prior to _________, ___ [INSERT THE LAST DAY OF THE POST-COMPLETION
STANDBY SUPPORT PERIOD], or (iv) the Eximbank Credit Termination Date.

                                      -8-

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer duly authorized as of the date first above written.

ORMAT INDUSTRIES LTD.

By:
    ------------------------------------
    Title:

Addresses for Notices:

Attention:
           -----------------------------
Tel:
     -----------------------------------
Fax:
     -----------------------------------
Telex:
       ---------------------------------

Accepted:

ORMAT LEYTE CO. LTD.

By Orleyte Company,
Its General Partner

By:
    ------------------------------------
    Title:

Addresses for Notices:

Attention:
           -----------------------------
Tel:
     -----------------------------------
Fax:
     -----------------------------------
Telex:
       ---------------------------------

                                      -9-

THE CHASE MANHATTAN BANK, N.A., as Collateral Trustee

By:
    ------------------------------------
    Title:

Addresses for Notices:

----------------------------------------

----------------------------------------

----------------------------------------

Attention:
           -----------------------------
Tel:
     -----------------------------------
Fax:
     -----------------------------------
Telex:
       ---------------------------------

                                      -10-